OFI Tremont Core Strategies Hedge Fund

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Prospectus dated July 29, 2005

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OFI  Tremont  Core  Strategies  Hedge  Fund  seeks  to  generate  consistently absolute  returns over various market  cycles.  The Fund seeks to achieve this objective  by  investing  primarily  in private  investment  partnerships  and similar investment  vehicles that are managed by a select group of alternative asset managers  employing a wide range of specialized  investment  strategies.
This  investment  process is often  referred to as a  multi-manager  or "hedge fund  of  funds"  approach.  OppenheimerFunds,  Inc.  (the  "Adviser")  is the
Fund's investment  adviser.  Tremont Partners,  Inc. (the  "Sub-Adviser"),  an affiliate of the Adviser, is the Fund's sub-adviser.

      Investing  in  the  Fund's  shares  of  beneficial  interest  ("shares")
involves a high degree of risk.  An  investment  in the Fund is suitable  only for investors who can bear the risks associated with the limited  liquidity of shares  and should be viewed as a  long-term  investment.  See "MAIN  RISKS OF
INVESTING IN THE FUND" beginning on page 9.

            Neither  the  Securities  and  Exchange  Commission  nor any state securities  commission has approved or disapproved  these securities or passed upon the adequacy of this prospectus.  Any  representation  to the contrary is a criminal offense.

This  prospectus   concisely  provides  the  information  that  a  prospective investor  should know about the Fund before  investing.  Investors are advised to read this  prospectus  carefully  and to retain  it for  future  reference.
Additional  information  about the Fund,  including a statement of  additional information  ("SAI") dated July 29, 2005,  has been filed with the  Securities and  Exchange  Commission.  The SAI  and the  Fund's  annual  and  semi-annual reports are available  upon request and without  charge by writing the Fund at the address above,  by calling (866) 634-6220,  by requesting  these documents by  e-mail  or  through  the  OppenheimerFunds  website.  You may also read or
download   certain    documents   on   the    OppenheimerFunds    website   at
www.oppenheimerfunds.com.  The SAI is  incorporated  by  reference  into  this prospectus in its  entirety.  The table of contents of the SAI appears on page
33 of this  prospectus.  The SAI,  and other  information  about the Fund,  is also available on the SEC's website  (http://www.sec.gov).  The address of the
                                      ------------------
SEC's  Internet site is provided  solely for the  information  of  prospective investors and is not intended to be an active link.

OppenheimerFunds   Distributor,   Inc.   (the   "Distributor")   acts  as  the
distributor of the Fund's shares on a best efforts  basis,  subject to various conditions.  Shares  are  being  offered  through  the  Distributor  and other brokers  and  dealers  that have  entered  into  selling  agreements  with the
Distributor.  The minimum  initial  investment  in the Fund by any investor is
$500,000 and the minimum additional  investment in the Fund by any investor is
$100,000.  The Fund may modify these  minimums from time to time.  Shares will be sold only to  "Qualified  Investors"  that are exempt from  federal  income tax.  See  "Investor  Qualifications."  All  investor  funds  for the  sale of shares  pending  acceptance  by the Fund,  will be  deposited  in an  interest bearing escrow account maintained at Citibank,  N.A., as escrow agent, for the benefit  of  investors.  The  Adviser  may  pay,  out of  its  own  assets  to qualifying  brokers,  dealers and  financial  advisers  that  provide  ongoing investor  services and account  maintenance  services to shareholders that are their customers ("Investor Service Providers"),  an amount not to exceed 0.25%
(on an annualized basis) of the aggregate value of outstanding  shares held by such shareholders.  (See "Investor Servicing Arrangements.")

An investment in the Fund is not a deposit or obligation  of, or guaranteed or endorsed  by, any bank or other  insured  depository  institution,  and is not insured by the Federal  Deposit  Insurance  Corporation,  the Federal  Reserve
Board or any other government agency.
                             --------------------
                      OppenheimerFunds Distributor, Inc.

A B O U T  T H E  F U ND

Fees and Expenses of the Fund
Financial Highlights
A Brief Overview of the Fund
Main Risks of Investing in the Fund
      Investment-Related Risks
      Special Investment Instruments and Techniques
      General Risks
      Special Risks of Multi-Manager Structure
The Fund and Its Investments
Other Investment Strategies
Use of Proceeds
How the Fund is Managed

A B O U T  Y O U R  A C C O U N T

How to Buy Shares
      Investor Qualifications
      Distribution Arrangements
o     General Terms
o     Purchase Terms
o     Calculation of Net Asset Value
Repurchases of Shares and Transfers
      No Right of Redemption
      Repurchases of Shares
      Repurchase Procedures
      Mandatory Redemption by the Fund
Dividends, Capital Gains and Taxes
Additional Information About the Fund
Table of Contents of the Statement of Additional Information
Appendix A:  Investor Certification

A B O U T  T H E  F U N D

                        FEES AND EXPENSES OF THE FUND

The  following  tables  are  provided  to help  you  understand  the  fees and
expenses  you  may  bear  directly   (shareholder   transaction  expenses)  or
indirectly (annual fund operating  expenses) if you buy and hold shares of the
Fund.  The Fund pays a variety of  expenses  directly  for  management  of its assets,  administration,  and other services.  All shareholders  therefore pay those expenses  indirectly.  You may also pay an Early  Repurchase Fee if your shares are  repurchased  by the Fund less than one year after the date of your initial  investment.  The  numbers  below  are  based on the  Fund's  expenses during its fiscal year ended March 31, 2005.

Shareholder Transaction Expenses

              ------------------------------------------------
                                                     Shares
              ------------------------------------------------
              ------------------------------------------------
              Sales Charge (Load) on purchases        None
              ------------------------------------
              (as % of offering price)
              ------------------------------------------------
              ------------------------------------------------
              Dividend Reinvestment Fees              None
              ------------------------------------------------
              ------------------------------------------------
              Early Repurchase Fee (as percentage    1.00%
              of value of shares  repurchased)
              (applies to repurchases less than
              one year after date of initial
              investment)
              ------------------------------------------------

Annual Fund Operating Expenses (deducted from Fund assets):
(computed at the annual rate  indicated of the aggregate  value of outstanding shares determined as of the last day of the month)

   Advisory Fee.............................................1.50%(1)(4)
   Administration Fee.......................................0.15%(2)
   Other expenses...........................................0.13%(3)
   Total Annual Operating Expenses..........................1.78%(4)

1.    As of May 1, 2004,  the  Adviser  waived a portion of its  advisory  fee under a  voluntary  undertaking  to the Fund to limit  these  fees to an annual  rate of  1.25% of the  aggregate  value  of  outstanding  shares determined  as of the last day of the month (before any  repurchases  of shares). That undertaking may be amended or withdrawn at any time.

2.    Under  the  terms of an  administration  agreement  with the  Fund,  the
      Adviser  will  provide  certain  administrative  services  to the  Fund,
      including,   among   others,   assisting   in  the  review  of  investor
      applications,  handling  shareholder  inquiries,  and preparing  various
      reports,   communications   and  regulatory  filings  of  the  Fund.  In
      consideration for those administrative  services,  the Fund will pay the
      Adviser  a  monthly  fee  computed  at the  annual  rate of 0.15% of the aggregate value of outstanding  shares  determined as of the last day of each calendar  month (the  "Administration  Fee").  Related to this, the
      Fund,   the  Adviser  (in  its  capacity  as   administrator)   and  the
      Sub-Adviser have entered into a sub-administration  agreement,  pursuant to which the  Adviser  may  delegate  some or all of the  administrative responsibilities  to the  Sub-Adviser.  The Adviser,  in its capacity as administrator of the Fund, will pay the Sub-Adviser,  in its capacity as
      sub-administrator,   some  or  all  of  the   Administration   Fee.  See
      "Administrative Services," below.

3.    "Other  Expenses"  consist of transfer agent fees,  custodial  expenses, and accounting and legal expenses, among others.

4.    The "Total Annual  Operating  Expenses" in the table are based on, among other  things,  the fees the Fund would  have paid for the  fiscal  year ended March 31,  2005,  assuming  that the  Adviser had not  voluntarily
      undertaken  to  limit,   effective  April  1,  2004,  the  Fund's  total
      expenses  to not more than an annual  rate of 1.50% of  average  monthly net assets.  The  Adviser may  terminate  or amend this  undertaking  at any time without  notice to  shareholders.  After the waiver,  "Advisory
      Fees" were 1.20% and "Total Annual  Operating  Expenses" were 1.48% as a
      percentage  of  average   monthly  net  assets.   Investors   will  also
      indirectly  bear  expenses  at the Hedge Fund  level.  The  subscription agreements  related to the Fund's  investments  in Hedge  Funds  between the  Fund and a Hedge  Fund  provide  for  compensation  to  Hedge  Fund
      Managers  in the  form of  management  fees  ranging  from  1.0% to 2.0%
      annually of net assets,  plus a  performance-based  fee ranging from 10%
      to 25% of net profits earned. Expenses may vary in future years.

EXAMPLES.  The following examples are intended to help you understand the cost of investing in the Fund. The examples assume that you invest $1,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you keep your shares.  The second example assumes that your shares are repurchased by the Fund at the end of those periods.  Both examples also assume that your investment has a 5%
return each year and that operating expenses remain the same as the expenses in the Annual Fund Operating Expense table above. Based on these assumptions your expenses would be as follows:

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Assuming you do not
tender shares for           1 Year        3 Years       5 Years       10 Years
repurchase by the Fund:
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                             $18            $57           $97           $211
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Assuming you tender
your shares for             1 Year        3 Years       5 Years       10 Years
repurchase by the
Fund:
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                             $29            $57           $97           $211
----------------------------------------------------------------------------------

The following additional examples assume that you invest $500,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

            The first example assumes that you keep your shares.  The second example assumes that your shares are repurchased by the Fund at the end of those periods.  Both examples also assume that your investment has a 5%
return each year and operating expenses remain the same as the expenses in the Annual Fund Operating Expense table above. Based on these assumptions your expenses would be as follows:

----------------------------------------------------------------------------------
Assuming you do not
tender shares for            1 Year       3 Years       5 Years       10 Years
repurchase by the Fund:
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                             $9,123       $28,258       $48,646       $105,645
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Assuming you tender your
shares for repurchase by     1 Year       3 Years       5 Years       10 Years
the Fund:
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                             $14,284      $28,258       $48,646       $105,645
----------------------------------------------------------------------------------

            The examples should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

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Financial Highlights
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The Financial  Highlights Table is presented to help you understand the Fund's financial  performance  since  inception.  The  total  returns  in  the  table represent  the  rate  that an  investor  would  have  earned  (or  lost) on an
investment  in  the  Fund   (assuming   reinvestment   of  all  dividends  and
distributions)  during the period.  The financial  highlights  information has been audited by Ernst & Young LLP, the Fund's  Independent  Registered  Public
Accounting Firm, whose report, along with the Fund's financial statements,  is included in the  Statement of  Additional  Information,  which is available on request.

OFI Tremont Core Strategies Hedge Fund

Year Ended March 31          2005              2004              2003(1)
Per Share Operating
Data

Net asset value,
beginning of period           $1,037.32          $1,021.95            $1,000.00
Income (loss) from
investment
operations:                     (15.58)            (17.82)
Net investment                    52.77              82.47 (4.26)
                      ----------  ----- ------------------
loss(2)                           37.19              64.65                26.21
                                                           --------------------
Net realized and                                                          21.95
unrealized gain
Total income from
investment operations
--------------------------------------------------------------------------------
Dividends and/or
distributions to
shareholders:                   (13.05)             (7.16)                   --
Dividends from net              (16.41)            (12.66)                   --
investment income               (36.81)                                      --
                      ----------------- ------------       --------------------
Distributions from                           (29.46)
                                             -------
net realized gain               (66.27)                                      --
Tax returns of                                     (49.28)
capital distributions
Total dividends
and/or distributions
to shareholders
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end          $1,008.24          $1,037.32            $1,021.95
of period
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Return, at Net             3.27%               6.22%                2.20%
Asset Value(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ratios/Supplemental
Data
                               $240,069           $105,484              $25,651
Net assets, end of
period (in thousands)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ratios to average
net assets:(4)(,5)              (1.45)%            (1.71)%              (1.68)%
Net investment loss             1.78%                1.89%                2.46%
Total expenses                  1.48%
Expenses, net of                                     1.75%                1.75%
waiver of expenses
by the Adviser
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Portfolio turnover                48%                  38%                  0%
rate(6)
--------------------------------------------------------------------------------
1.    For the period from  January 2, 2003  (commencement  of  operations)  to
March 31, 2003.
2.    Based on average shares outstanding during each period.
3.    Assumes an investment on the last  valuation date prior to the first day of the fiscal period,  with all dividends and  distributions  reinvested in additional  shares on the  reinvestment  date,  and  redemption  at the net asset  value  calculated  on the last  business  day of the fiscal  period.
   Total  returns are not  annualized  for periods of less than one full year.
   Returns do not reflect the deduction of taxes that a shareholder  would pay on Fund distributions or the redemptions of Fund shares.
4.    Annualized for periods of less than one full year.
5.    Ratios do not  reflect  the  Fund's  proportionate  share of income  and expenses of the Investment Funds.
6.    Represents   the  lesser  of  purchases  or  sales  of   investments  in
   Investment  Funds  divided  by the  average  fair value of  investments  in
   Investment Funds.

                         A BRIEF OVERVIEW OF THE FUND

      This  section  summarizes  information  that is discussed in more detail later  in this  Prospectus.  You  should  carefully  read  the  more  detailed information.  For a detailed  discussion  of risks of  investing  in the Fund, please refer to "Main Risks of Investing in the Fund," on page 9.

What is the Fund?  The Fund is a closed-end,  management  investment  company, organized  as a  Massachusetts  business  trust on May 24,  2002.  The Fund is non-diversified.  That means that under the Investment Company Act of 1940, as amended (the "Investment  Company Act"), the Fund is not limited in the amount of assets  that it may invest in any  single  issuer of  securities.  However, the Fund  intends to  diversify  its assets to the extent  required  under the
Internal  Revenue  Code so  that it can  qualify  as a  "regulated  investment
company"  for  federal  tax  purposes.  See  "Dividends,   Capital  Gains  and
Taxes."

What  is  the  Fund's  Investment  Objective?   The  Fund  seeks  to  generate
consistently absolute returns over various market cycles.

What  does the Fund  Invest  In?  The Fund  seeks to  achieve  its  investment objective  by  allocating  its assets for  investment  among a select group of alternative  asset managers ("Hedge Fund Managers")  employing a wide range of specialized  investment  strategies.  It will allocate its assets  dynamically among a variety of alternative  investment  strategies that each  individually offer the  potential  for  attractive  investment  returns and are expected to blend  together  within  the  Fund's  portfolio  to limit the  Fund's  overall investment exposure to general trends in equity,  debt and other markets.  The
Sub-Adviser  is primarily  responsible  for  selecting the Hedge Fund Managers and  determining  the  portion of the Fund's  assets to be  allocated  to each
Hedge Fund Manager,  subject to the general supervision of the Adviser and the
Fund's  board  of  trustees  (the  "Board"  or  "Trustees").   The  Fund  will
implement  these  allocation  decisions  by  investing  primarily  in  private investment  partnerships and similar  investment  vehicles that are managed by
Hedge Fund Managers ("Hedge Funds").

Hedge  Funds in which the Fund will  invest  may  include  private  investment limited partnerships,  joint ventures,  other investment companies and similar entities  managed  by  Hedge  Fund  Managers.  In  addition,  the  Fund may on occasion  retain  one or  more  Hedge  Fund  Managers  to  manage  and  invest designated  portions  of the  Fund's  assets  (either  as  separately  managed accounts or by  creating  separate  investment  vehicles in which a Hedge Fund
Manager will serve as general  partner of the vehicle and the Fund will be the sole limited partner  ("Affiliated  Hedge  Funds")).  Any arrangement in which the Fund  retains a Hedge Fund  Manager  to manage an  account  or  investment vehicle for the Fund is referred to as a "Segregated Account."

The  investment  programs of the Hedge Fund  Managers  may include both market neutral  strategies,  such as long/short equity investing and various types of arbitrage strategies, as well as directional strategies,  such as event driven and  distressed  investments.  Distressed  investments  entail a greater  risk that the issuer may  default on its  obligation  to pay  interest  or to repay principal than in the case of investment  grade  securities,  and the issuer's low creditworthiness  may increase the potential for its insolvency.  Although some  Hedge  Fund  Managers  may  pursue  strategies  that  historically  have exhibited low  correlation to  traditional  equity  markets,  other Hedge Fund
Managers may pursue  directional  strategies.  In allocating the Fund's assets among Hedge Fund Managers that pursue directional strategies,  the Sub-Adviser will  emphasize  investment  programs  that it  believes  are most  likely  to achieve high rates of return under prevailing market  conditions.  Many of the investment  programs  of Hedge Fund  Managers  involve  the use of hedging and arbitrage  techniques  in the equity,  fixed  income,  currency and  commodity
markets.   These  investment   programs  employ  a  variety  of  sophisticated
investment  techniques  that  include,  among  other  things,  short  sales of securities,  use of leverage (i.e.,  borrowing money for investment purposes), and  transactions  in derivative  securities and other  financial  instruments such as stock  options,  index  options,  futures  contracts  and  options  on futures.  Hedge Fund  Managers'  use of these  techniques  will be an integral part of their investment  programs,  and will involve significant risks to the
Fund.

The  investment  strategies  of the Hedge Fund  Managers  may  include,  among others:
o     long/short equity;
o     equity hedging and arbitrage;
o     fixed income hedging and arbitrage;
o     currency hedging and arbitrage;
o     index arbitrage;
o     interest rate arbitrage;
o     merger arbitrage;
o     convertible bond and warrant hedging;
o     statistical long/short equity strategies;
o     pairs trading;
o     event driven; and
o     distressed issuer investing.

Hedge  Fund  Managers  using  arbitrage  strategies  attempt to  identify  and exploit pricing  inefficiencies between related instruments or combinations of
instruments.   Sophisticated   mathematical  and  statistical  techniques  and
models  are  used to  attempt  to  identify  relative  value  between  related instruments or combinations of instruments  and to capture  mispricings  among such instruments.  Hedge Fund Managers pursuing  arbitrage  strategies utilize a  variety  of  techniques  and  models,  ranging  from  purely  quantitative, short-term models to more discretionary  approaches using fundamental research to construct long and short portfolios.

What are the Main  Risks of  Investing  in the Fund?  The Fund is subject to a number of  investment  risks,  described  in "Main Risks of  Investing  in the
Fund,"  below.  In  addition,  shares of the Fund are  subject to  substantial restrictions  on transfer and have  limited  liquidity.  As a result,  you may not be able to sell your Fund shares when you want to (for  example,  in times of adverse  market  conditions)  in order to realize any  unrealized  gains or losses on your Fund shares.  You should  consider an investment in the Fund to be illiquid.

The Fund is a  non-diversified  fund and  invests in Hedge  Funds that may not
have  diversified  investment   portfolios.   Investors  will  bear  fees  and
expenses  at the  Fund  level  and  also  indirectly  at  the  Hedge  Fund  or
Segregated  Account  level.  Fees  and  expenses  of the  Hedge  Funds  may be duplicative of fees and expenses  assessed by the Fund.  Hedge Funds generally will not be registered as investment  companies  under the Investment  Company
Act. The  Sub-Adviser may have little or no means of  independently  verifying with  certainty  information  provided  by Hedge Fund  Managers.  The Fund may receive  securities that are illiquid or difficult to value in connection with withdrawals and distributions from Hedge Funds.

In view of the risks noted above,  the Fund should be considered a speculative investment and investors  should invest in the Fund only if they can sustain a complete loss of their investment.

No  guarantee or  representation  is made that the  investment  program of the
Fund or any Hedge Fund  Manager  will be  successful,  that the various  Hedge
Fund  Managers  selected will produce  positive  returns or that the Fund will achieve its investment objective.

Who is the Fund  Designed  For?  The Fund is designed for  investors  that are exempt from federal income tax that seek  consistently  absolute  returns over various market cycles. An investment in the Fund involves  substantial  risks, including  the risk that the  entire  amount  invested  may be lost.  The Fund allocates  its assets to Hedge Fund  Managers  and invests in Hedge Funds that invest in and actively trade securities and other financial  instruments using
a  variety  of  strategies   and  investment   techniques   that  may  involve
significant  risks.  Various risks are also  associated  with an investment in the Fund, including risks relating to the multi-manager  structure of the Fund and risks relating to the limited liquidity of shares.

Prospective  investors  should consider the risks and other factors  described below  in  determining  whether  an  investment  in  the  Fund  is a  suitable investment.  However,  the  risks  enumerated  below  should  not be viewed as encompassing  all of the  risks  associated  with an  investment  in the Fund.
Prospective  investors  should  read this  entire  prospectus  and the SAI and consult  with  their own  advisers  before  deciding  whether  to  invest.  In addition,  as the Fund's  investment  program  develops  and changes over time
(subject to  limitations  established  by the Fund's  investment  policies and restrictions),  an  investment  in the Fund may in the  future be  subject  to additional and different risk factors.

How Can an Investor Buy Shares?  The  Distributor  acts as the  distributor of the Fund's  shares on a best  efforts  basis,  subject to various  conditions, pursuant to the terms of a General  Distributor's  Agreement entered into with the Fund.  Investors may purchase  shares  directly  through the  Distributor.
Alternatively,  shares may be purchased  through  brokers or dealers that have entered into selling  agreements with the  Distributor.  The Distributor is an affiliate of the Adviser and the Sub-Adviser.

Subsequent  to the  initial  offering,  shares  will  be  offered  and  may be purchased on a monthly  basis,  or at such other times as may be determined by the Board.

Share certificates are not available for shares of the Fund.

All investor  funds for the  purchase of shares will be deposited  promptly in an escrow  account  maintained by Citibank,  N.A.,  as escrow  agent,  for the benefit of the  investors.  Funds held in the escrow  account  may be invested in high quality, short-term investments,  and any interest earned on the funds will be paid to  investors  on the date shares are issued.  The full amount of an  investment  is payable in federal  funds,  which must be  received  by the
Distributor not later than fourteen  calendar days prior to the beginning of a month  if  payment  is made  by  check  or four  business  days  prior  to the beginning  of a month if  payment  is sent by wire.  If  payment is not timely received,  the  investment  will  be made at the  beginning  of the  following month,  provided  that the  investor  certification  described  below has been received by the Distributor.

Before an investor may invest in the Fund,  the  Distributor or the investor's sales  representative  will require a certification  from the investor that it is a Qualified Investor and meets other requirements for investment,  and that the investor will not transfer its shares except in the limited  circumstances permitted  under  the  Fund's  Declaration  of  Trust.  The  form of  investor certification  that  each  investor  will be  asked  to sign is  contained  in
Appendix A of this prospectus.  An investor's  certification  must be received by the Distributor,  along with its payment as described  above,  otherwise an investor's  order will not be accepted.  If the investor's  order is rejected, all monies  submitted  by the  investor  for the  purchase  of shares  will be promptly refunded to the investor.

How Do the Fund's Repurchase Offers Provide  Liquidity?  The Fund from time to time will offer to repurchase  outstanding  shares pursuant to written tenders by  shareholders.  Repurchase  offers  will be made at such  times and on such terms as may be determined by the Trustees in their sole  discretion,  subject to  certain  regulatory  requirements  imposed  by the  rules of the SEC,  and generally  will be offered  to  repurchase  at a  specified  dollar  amount of outstanding  shares.  A  redemption  fee equal to 1.00% of the value of shares repurchased  by the Fund will  apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year  following the date of the  shareholders'  initial  investment  in the Fund.  If  applicable,  the redemption  fee  will  be  deducted  before  payment  of  the  proceeds  of  a repurchase.
In determining  whether the Fund should  repurchase shares pursuant to written tenders,  the Board will  consider the  recommendations  of the  Adviser.  The
Adviser  expects  that it will  recommend  to the Board that the Fund offer to repurchase shares, as of the last business day of March,  June,  September and
December of each year.

Who Manages the Fund?  OppenheimerFunds,  Inc.  (the  "Adviser") is the Fund's
investment adviser.  Tremont Partners, Inc. (the "Sub-Adviser"),  an affiliate
of  the  Adviser,  is  the  Fund's  sub-adviser.   The  Sub-Adviser   provides
day-to-day   investment   management  services  to  the  Fund,  including  the
selection of Hedge Fund Managers.

                     MAIN RISKS OF INVESTING IN THE FUND

            All investments  carry risks to some degree.  An investment in the
Fund  involves  substantial  risks,  including the risk that the entire amount invested may be lost.  The Fund  allocates  its assets to Hedge Fund  Managers and invests in Hedge Funds that invest in and actively  trade  securities  and other  financial  instruments  using a variety of  strategies  and  investment techniques that may involve  significant  risks.  Various other types of risks are also associated  with an investment in the Fund,  including risks relating to the  multi-manager  structure of the Fund,  risks relating to  compensation arrangements and risks relating to the limited liquidity of shares.

INVESTMENT-RELATED RISKS

General Economic and Market  Conditions.  The success of the Fund's investment program may be affected by general  economic  and market  conditions,  such as
interest   rates,   availability   of  credit,   inflation   rates,   economic
uncertainty,  changes  in  laws,  and  national  and  international  political
circumstances.   These  factors  may  affect  the  level  and   volatility  of
securities  prices and the  liquidity of  investments  held by Hedge Funds and
Segregated  Accounts.  Unexpected  volatility or illiquidity  could impair the
Fund's profitability or result in losses.

Highly  Volatile  Markets.  The  prices  of  commodities   contracts  and  all
derivative   instruments,   including  futures  and  options,  can  be  highly
volatile.   Price  movements  of  forwards,   futures  and  other   derivative
contracts  in which a Hedge  Fund's  or  Segregated  Account's  assets  may be invested are  influenced  by, among other  things,  interest  rates,  changing supply and demand relationships,  trade, fiscal, monetary and exchange control
programs  and  policies  of  governments,   and  national  and   international
political and economic  events and  policies.  In addition,  governments  from time to time  intervene,  directly  and by  regulation,  in  certain  markets,
particularly  those  in  currencies,   financial   instruments,   futures  and
options.  Such  intervention  often is intended  directly to influence  prices and may,  together  with  other  factors,  cause all of such  markets  to move rapidly in the same  direction  because of, among other things,  interest rate fluctuations.  Hedge Funds and  Segregated  Accounts  are also  subject to the risk of the failure of any exchanges on which their  positions trade or of the clearinghouses for those exchanges.

Risks  of  Securities   Activities.   All  securities  investing  and  trading
activities  involve the risk of loss of capital.  While the  Sub-Adviser  will attempt to moderate  these risks,  there can be no  assurance  that the Fund's investment  activities will be successful or that shareholders will not suffer losses.  The  following  discussion  sets forth  some of the more  significant risks associated with the Hedge Fund Managers' styles of investing:

            Equity  Securities.  Hedge Fund  Managers'  investment  portfolios may include long and short  positions in common stocks,  preferred  stocks and convertible  securities  of U.S. and  non-U.S.  issuers.  Hedge Fund  Managers also may invest in depository receipts relating to non-U.S.  securities, which are subject to the risks affecting  investments in foreign  issuers  discussed under  "Non-U.S.  Investments,"'  below.  Issuers of  un-sponsored  Depository
Receipts are not  obligated  to disclose  material  information  in the United
States, and therefore,  there may be less information available regarding such issuers.  Equity  securities  fluctuate  in  value,  often  based  on  factors unrelated to the value of the issuer of the securities,  and such fluctuations can be pronounced.

      Fixed-Income  Securities.  The value of fixed-income securities in which
Hedge  Funds  and  Segregated  Accounts  invest  will  change in  response  to
fluctuations  in  interest  rates.  For  fixed-rate  debt   securities,   when
prevailing  interest rates fall, the values of already-issued  debt securities generally  rise. When interest rates rise, the values of  already-issued  debt securities  generally  fall,  and they may sell at a discount  from their face amount.  In  addition,  the  value  of  certain  fixed-income  securities  can
fluctuate  in  response  to  perceptions  of  credit   worthiness,   political
stability   or   soundness   of  economic   policies.   Valuations   of  other
fixed-income instruments,  such as mortgage-backed  securities,  may fluctuate in  response to changes in the  economic  environment  that may affect  future cash flows.

      Non-U.S.  Investments.  It is expected  that Hedge Funds and  Segregated
Accounts  will invest in  securities  of  non-U.S.  companies  and  countries.
Foreign   obligations   have  risks  not   typically   involved   in  domestic
investments.  Foreign investing can result in higher transaction and operating costs for the Fund.  Foreign  issuers are not  subject to the same  accounting
and   disclosure   requirements   to  which  U.S.   issuers  are  subject  and
consequently,  less information is available to investors in companies located in such countries  than is available to investors in companies  located in the
United States.  The value of foreign  investments  may be affected by exchange control  regulations;  fluctuations in the rate of exchange between currencies and costs associated with currency  conversions;  the potential  difficulty in repatriating  funds;  expropriation or  nationalization of a company's assets;
delays in  settlement of  transactions;  changes in  governmental  economic or monetary  policies  in the U.S. or abroad;  or other  political  and  economic factors.

            Securities of issuers in emerging and developing  markets  present
risks  not  found  in  securities  of  issuers  in  more  developed   markets.
Securities  of  issuers  in  emerging  and  developing  markets  may  be  more difficult to sell at  acceptable  prices and their prices may be more volatile
than  securities  of  issuers  in  more  developed  markets.   Settlements  of
securities  trades in  emerging  and  developing  markets  may be  subject  to greater  delays  than in other  markets so that the Fund might not receive the proceeds  of a  sale  of  a  security  on a  timely  basis.  Emerging  markets generally have less  developed  trading  markets and exchanges,  and legal and accounting  systems.

            From time to time,  the Fund may invest in  non-U.S.  Hedge  Funds which have similar  risks (as  described  above) to investing in securities of
non-U.S. companies and countries.

      Illiquid  Portfolio  Investments.  Hedge Funds and  Segregated  Accounts
may invest in securities  that are subject to legal or other  restrictions  on transfer or for which no liquid  market  exists.  The market  prices,  if any, for  such  securities  tend  to be  volatile  and a Hedge  Fund or  Segregated
Account  may not be able to sell them when it  desires  to do so or to realize what it perceives  to be their fair value in the event of a sale.  The sale of restricted  and illiquid  securities  often  requires more time and results in higher  brokerage  charges or dealer discounts and other selling expenses than does the sale of  securities  eligible  for  trading  on  national  securities exchanges or in the over-the-counter  markets.  Restricted securities may sell at prices  that are lower  than  similar  securities  that are not  subject to restrictions on resale.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The  Hedge  Fund  Managers  may  utilize  a  variety  of  special   investment
instruments  and techniques to hedge the portfolios of the Hedge Funds against various risks (such as changes in interest  rates or other factors that affect security  values)  or for  non-hedging  purposes  to pursue a Hedge  Fund's or
Segregated  Account's investment  objective.  These strategies may be executed
through   derivative   transactions.   Certain  of  the   special   investment
instruments   and  techniques  that  the  Hedge  Fund  Managers  may  use  are speculative and involve a high degree of risk,  particularly in the context of non-hedging transactions.

      Derivatives.  Derivatives  are  securities  and  other  instruments  the value or return of which is based on the  performance of an underlying  asset, index,  interest  rate or other  investment.  Derivatives  may be volatile and involve  various  risks,  depending  upon the derivative and its function in a portfolio.  Special  risks may apply to  instruments  that are  invested in by
Hedge Funds or Segregated  Accounts in the future that cannot be determined at this time or until such  instruments  are  developed  or  invested in by Hedge
Funds or Segregated  Accounts.  Certain  swaps,  options and other  derivative instruments may be subject to various types of risks,  including  market risk, liquidity risk, the risk of  non-performance  by the  counterparty,  including risks  relating  to  the  financial  soundness  and  creditworthiness  of  the counterparty, legal risk and operations risk.

      Call and Put  Options.  There  are  risks  associated  with the sale and purchase of call and put options.  The seller  (writer) of a call option which is covered (e.g., the writer holds the underlying  security)  assumes the risk of a  decline  in the  market  price  of the  underlying  security  below  the purchase  price of the  underlying  security  less the premium  received,  and gives  up the  opportunity  for  gain on the  underlying  security  above  the exercise  price of the option.  The seller of an uncovered call option assumes the risk of a  theoretically  unlimited  increase  in the market  price of the underlying  security  above the exercise  price of the option.  The securities necessary  to satisfy the exercise of the call option may be  unavailable  for purchase  except at much higher prices.  Purchasing  securities to satisfy the exercise of the call option can itself  cause the price of the  securities  to rise further,  sometimes by a significant  amount,  thereby  exacerbating  the loss.  The  buyer of a call  option  assumes  the risk of  losing  its  entire premium  invested  in the call  option.  The seller  (writer)  of a put option which is covered  (e.g.,  the writer has a short  position  in the  underlying security)  assumes  the  risk  of an  increase  in  the  market  price  of the underlying  security above its short sales price plus the premium received for writing the put  option,  and gives up the  opportunity  for gain on the short position if the underlying  security's price falls below the exercise price of the  option.  The  seller of an  uncovered  put option  assumes  the risk of a decline in the market  price of the  underlying  security  below the  exercise price of the option.  The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

      Hedging  Transactions.  The Hedge Fund Managers may utilize a variety of financial  instruments,  such as  derivatives,  options,  interest rate swaps, caps and  floors,  futures  and  forward  contracts  to seek to hedge  against declines in the values of their portfolio  positions as a result of changes in currency  exchange  rates,  certain  changes in the equity  markets and market interest  rates and other  events.  Hedging  transactions  may also  limit the opportunity  for gain if the value of the hedged  portfolio  positions  should increase.  It may not be  possible  for  the  Hedge  Fund  Managers  to  hedge against a change or event at a price  sufficient  to protect a Hedge Fund's or
Segregated  Account's  assets  from the  decline  in  value  of the  portfolio positions  anticipated as a result of such change. In addition,  it may not be possible  to hedge  against  certain  changes or events at all.  While a Hedge
Fund  Manager  may enter  into such  transactions  to seek to reduce  currency exchange  rate and  interest  rate  risks,  or the risks of a  decline  in the equity  markets  generally  or one or more  sectors of the  equity  markets in particular,  or the risks posed by the  occurrence  of certain  other  events, unanticipated  changes in currency or interest  rates or  increases or smaller than expected  decreases in the equity  markets or sectors being hedged or the non-occurrence  of other events  being  hedged  against may result in a poorer overall  performance  for the Fund  than if the  Hedge  Fund  Manager  had not
engaged  in  any  such  hedging  transaction.   In  addition,  the  degree  of
correlation  between  price  movements  of the  instruments  used in a hedging strategy  and price  movements  in the  portfolio  position  being  hedged may vary.  Moreover,  for a variety of reasons,  the Hedge Fund  Managers  may not seek to establish a perfect  correlation  between such hedging instruments and the portfolio  holdings being hedged.  Such imperfect  correlation may prevent the Hedge Fund Managers from  achieving the intended  hedge or expose the Fund to additional risk of loss.

      Counterparty  Credit Risk.  Many of the markets in which the Hedge Funds or Segregated  Accounts effect their  transactions are  "over-the-counter"  or
"inter-dealer"  markets.  The  participants in these markets are typically not subject  to credit  evaluation  and  regulatory  oversight  as are  members of
"exchange  based"  markets.  To the extent a Hedge Fund or Segregated  Account
invests   in   swaps,   derivative   or   synthetic   instruments,   or  other
over-the-counter  transactions, on these markets, it is assuming a credit risk with  regard to  parties  with  whom it  trades  and may also bear the risk of settlement  default.  These risks may differ  materially from those associated with  transactions  effected on an  exchange,  which  generally  are backed by clearing organization guarantees,  daily marking-to-market and settlement, and segregation and minimum  capital  requirements  applicable to  intermediaries.
Transactions  entered into directly  between two  counterparties  generally do not benefit from such  protections.  This  exposes a Hedge Fund or  Segregated
Account  to the risk that a  counterparty  will not  settle a  transaction  in accordance  with its terms and conditions  because of a dispute over the terms of the  contract  (whether  or not  bona  fide)  or  because  of a  credit  or liquidity  problem,  thus  causing  the Hedge  Fund or  Segregated  Account to suffer  a  loss.  Such  counterparty  risk  is  accentuated  in  the  case  of contracts  with  longer  maturities  where  events  may  intervene  to prevent settlement,  or where a Hedge Fund or Segregated  Account has concentrated its transactions with a single or small group of  counterparties.  Hedge Funds and
Segregated  Accounts  are not  restricted  from  dealing  with any  particular counterparty or from  concentrating any or all of their  transactions with one
counterparty.   However,  the  Sub-Adviser,  with  the  intent  to  diversify, intends to monitor  counterparty credit exposure of Hedge Funds and Segregated
Accounts.  The  ability of Hedge  Funds and  Segregated  Accounts  to transact
business  with  any  one  or  number  of  counterparties,   the  lack  of  any
independent evaluation of such counterparties'  financial capabilities and the absence of a  regulated  market to  facilitate  settlement  may  increase  the potential for losses by the Fund.

      Leverage;  Interest  Rates;  Margin.  The Fund is  authorized  to borrow money  for  investment  purposes,  to meet  repurchase  requests  and for cash management  purposes.  Hedge  Funds  generally  are also  permitted  to borrow money.  The  Fund,  Hedge  Funds  and  Segregated  Accounts  may  directly  or indirectly  borrow  funds  from  brokerage  firms  and  banks.  Borrowing  for investment  purposes  is known  as  "leverage."  Hedge  Funds  and  Segregated
Accounts  may also  "leverage"  by using  options,  swaps,  forwards and other
derivative   instruments.   Although  leverage   presents   opportunities  for
increasing  total  investment   return,  it  has  the  effect  of  potentially
increasing  losses as well. Any event that  adversely  affects the value of an investment,  either  directly  or  indirectly,  by a Hedge Fund or  Segregated
Account  could be  magnified  to the extent  that  leverage is  employed.  The cumulative effect of the use of leverage,  directly or indirectly, in a market that moves adversely to the  investments of the entity  employing the leverage could  result  in a loss  that  would be  greater  than if  leverage  were not employed.  In addition,  to the extent that the Fund,  Hedge Fund  Managers or
Hedge Funds  borrow  funds,  the rates at which they can borrow may affect the operating  results  of the Fund.  Any  borrowings  by the Fund for  investment purposes will be made solely for Segregated Accounts.

            In general,  the anticipated use of short-term  margin  borrowings by Hedge Funds and Segregated  Accounts results in certain  additional  risks.
For  example,  should  the  securities  that are  pledged to brokers to secure margin  accounts  decline  in value,  or should  brokers  from which the Hedge
Funds or Segregated  Accounts have borrowed increase their maintenance  margin
requirements   (i.e.,  reduce  the  percentage  of  a  position  that  can  be financed),  then the Hedge Funds or Segregated  Accounts could be subject to a
"margin  call,"  pursuant to which they must either deposit  additional  funds with the broker or suffer mandatory  liquidation of the pledged  securities to compensate  for the decline in value.  In the event of a  precipitous  drop in the value of the assets of a Hedge Fund or  Segregated  Account,  it might not be able to  liquidate  assets  quickly  enough to pay off the margin  debt and might suffer  mandatory  liquidation  of  positions  in a declining  market at relatively  low  prices,  thereby  incurring  substantial  losses.  For  these reasons,  the use of  borrowings  for  investment  purposes  is  considered  a speculative investment practice.

            Short  Selling.  The  Hedge  Fund  Managers  may  engage  in short selling.  Short selling  involves  selling  securities  that are not owned and borrowing  the  same  securities  for  delivery  to  the  purchaser,  with  an obligation to replace the borrowed  securities at a later date.  Short selling allows an  investor to profit  from  declines  in market  prices to the extent such  declines  exceed the  transaction  costs and the costs of borrowing  the securities.  A short sale creates the risk of an unlimited  loss, as the price of the underlying  security could  theoretically  increase without limit, thus increasing  the cost of buying those  securities to cover the short  position.
There  can be no  assurance  that the  securities  necessary  to cover a short position will be available for  purchase.  Purchasing  securities to close out the short  position  can  itself  cause the  price of the  securities  to rise further,  thereby  exacerbating the loss. For these reasons,  short selling is considered a speculative investment practice.

            Hedge Funds and  Segregated  Accounts  may also effect short sales
"against the box." These  transactions  involve selling short  securities that are  owned  (or  that a Hedge  Fund or  Segregated  Account  has the  right to obtain).  When a Hedge Fund or  Segregated  Account  enters  into a short sale against the box, it will set aside  securities  equivalent  in kind and amount to the securities sold short (or securities  convertible or exchangeable  into such  securities)  and will hold  such  securities  while  the  short  sale is outstanding.  Hedge  Funds and  Segregated  Accounts  will  incur  transaction costs,  including interest expenses,  in connection with opening,  maintaining and closing short sales against the box.

GENERAL RISKS

      Lack of  Operating  History.  Certain  Hedge  Funds may be newly  formed entities  that have no operating  histories.  In such cases,  the  Sub-Adviser will have evaluated the past investment  performance of Hedge Fund Managers or their  personnel.  However,  this  past  investment  performance  may  not  be indicative  of the future  results of an investment in a Hedge Fund managed by a Hedge Fund  Manager.  Although the  Sub-Adviser,  its  affiliates  and their
personnel  have   considerable   experience   evaluating  the  performance  of
alternative   asset  managers  and  providing   manager  selection  and  asset
allocation  services  to  clients,  the Fund's  investment  program  should be evaluated on the basis that there can be no assurance  that the  Sub-Adviser's assessments  of Hedge  Fund  Managers,  and in turn their  assessments  of the short-term or long-term prospects of investments,  will prove accurate.  Thus, the Fund may not achieve  its  investment  objective  and the Fund's net asset value may decrease.

      Non-Diversified   Status.  The  Fund  is  "non-diversified"   under  the
Investment  Company Act. That means that the Fund can invest in the securities of a single issuer without limit.  This policy gives the Fund more flexibility to invest in the  obligations of a single borrower or issuer than if it were a
"diversified"  fund.  However,  the Fund intends to diversify its  investments so that  it  will  qualify  as a  "regulated  investment  company"  under  the
Internal  Revenue Code (although it reserves the right not to qualify).  Under that  requirement,  with  respect  to 50% of its  total  assets,  the Fund may invest  up to 25% of its  assets  in the  securities  of any one  borrower  or issuer.  To the extent the Fund invests a relatively  high  percentage  of its assets in the  obligations  of a single issuer or a limited number of issuers, the Fund is  subject  to  additional  risk of loss if those  obligations  lose market  value or the  borrower  or issuer of those  obligations  defaults.  To address  this  risk,  not  more  than 10% of the  Fund's  net  assets  will be allocated to any one Hedge Fund Manager.

      Industry  Concentration  Risk.  Although the Fund will not invest 25% or more of the  value of its  total  assets in the  securities  (other  than U.S.
Government  securities) of issuers engaged in a single  industry,  Hedge Funds generally are not subject to similar  industry  concentration  restrictions on their  investments  and, in some cases, may invest 25% or more of the value of their total  assets in a single  industry.  Hedge Funds are not subject to the
Fund's other investment policies and restrictions.

      The Fund  will  not  invest  in a Hedge  Fund  if,  as a result  of such investment,  25% or more of the  value  of the  Fund's  total  assets  will be invested in Hedge Funds that, in the aggregate,  have investment programs that focus on  investing  in any  single  industry.  Nevertheless,  it is  possible that,  at any given  time,  the  assets  of Hedge  Funds in which the Fund has
invested   will,  in  the  aggregate,   be  invested  in  a  single   industry
constituting  25% or more of the value of their  combined  total  assets.  The
Fund does not believe that this  situation is likely to occur given the nature of its investment  program.  However,  because these  circumstances may arise, the  Fund  is  subject  to  greater  investment  risk  to  the  extent  that a significant  portion of its assets may at some times be  invested,  indirectly through Hedge Funds in which it invests,  in the securities of issuers engaged in  similar  businesses  that are  likely to be  affected  by the same  market conditions  and other  industry-specific  risk  factors.  Hedge  Funds are not generally required to provide current information  regarding their investments to their  investors  (including the Fund).  Thus, the Fund and the Sub-Adviser may not be able to  determine at any given time whether or the extent to which
Hedge Funds,  in the  aggregate,  have invested 25% or more of their  combined assets in any particular industry.

      If the Fund engages a Hedge Fund Manager to manage a Segregated  Account or a  separate  investment  vehicle  has been  created  in which a Hedge  Fund
Manager will serve as general  partner of the vehicle and the Fund will be the sole limited  partner (an  "Affiliated  Hedge  Fund"),  then the Fund shall be required  to look  through to the  assets of such  Segregated  Account  and/or
Affiliated   Hedge  Fund  in   determining   compliance   with  the   industry
concentration policy.

      Limited  Liquidity;  In-Kind  Distributions.  An  investment in the Fund provides  limited  liquidity  since  shareholders  will not be able to  redeem shares on a daily basis  because the Fund is a closed-end  fund.  In addition, with very limited exceptions, shares are not transferable,  and liquidity will be  provided  only  through  repurchase  offers  made from time to time by the
Fund. An  investment in the Fund is therefore  suitable only for investors who can bear the risks associated with the limited  liquidity of shares and should be viewed as a long-term investment.

            Payment for  repurchased  shares may require the Fund to liquidate portfolio  holdings  earlier than the Sub-Adviser  would  otherwise  liquidate these holdings,  potentially  resulting in losses, and may increase the Fund's portfolio  turnover.  The Adviser and the Sub-Adviser  intend to take measures
(subject to such  policies as may be  established  by the Board) to attempt to avoid or minimize  potential losses and turnover resulting from the repurchase of shares.

            If a  shareholder  tenders all shares (or a portion of its shares)
in connection  with a repurchase  offer made by the Fund,  that tender may not be rescinded by the shareholder  after the date on which the repurchase  offer terminates.  However,  the value of shares that are  tendered by  shareholders generally will not be determined  until a date  approximately  one month later and will be based on the value of the Fund's  assets as of such later date.  A shareholder  will thus  continue  to bear  investment  risk  after  shares are tendered for  repurchase  and until the date as of which the shares are valued for purposes of  repurchase.  In addition,  a redemption fee equal to 1.00% of the  value of  shares  repurchased  by the Fund  will  apply if the date as of which the shares are to be valued for purposes of  repurchase is less than one year following the date of the shareholder's initial investment in the Fund.
            The Fund expects to distribute  cash to the holders of shares that are  purchased.  However,  there can be no  assurance  that the Fund will have sufficient  cash to pay for shares that are being  repurchased or that it will be able to liquidate  investments at favorable  prices to pay for  repurchased shares.  Although  the Fund does not  generally  intend to make  distributions
in-kind,   under   the   foregoing   circumstances,   and  in  other   unusual
circumstances  where the Board  determines  that making a cash  payment  would result  in a  material  adverse  effect  on the  Fund or on  shareholders  not
tendering   shares  for   repurchase,   shareholders   may   receive   in-kind
distributions  of  investments  from the Fund's  portfolio,  either the Fund's interests  in Hedge Funds or  securities  held by the Hedge  Funds  (valued in accordance  with  the  Fund's  valuation  policies)  in  connection  with  the repurchase of shares by the Fund. Any such  distributions  will be made on the same basis to all  shareholders in connection  with any particular  repurchase offer.  In  addition,  a  distribution  may be made  partly in cash and partly in-kind.  An  in-kind  distribution  may  consist of  securities  that are not readily  marketable and may be subject to restrictions on resale,  such as the
Fund's  interests in Hedge Funds or certain  securities  owned by Hedge Funds.
Shareholders  receiving an in-kind  distribution  will incur costs,  including commissions,  in disposing of securities that they receive, and in the case of securities that are not readily  marketable,  shareholders  may not be able to sell the  securities  except at prices  that are lower than those at which the securities  were  valued by the Fund or not  without  substantial  delay.  For these  various  reasons,  an  investment  in the shares is  suitable  only for sophisticated investors.  See "Repurchases of Shares and Transfers."

            Conflicts of  Interest.  The Adviser,  the  Sub-Adviser  and their affiliates,  as well as many of the Hedge Fund  Managers and their  respective affiliates,  provide  investment  advisory and other services to clients other
than  the  Fund  and  Hedge  Funds.  In  addition,   investment  professionals
associated with the Adviser,  the Sub-Adviser or Hedge Fund Managers may carry on  investment  activities  for their own  accounts and the accounts of family members  (collectively  with  other  accounts  managed  by  the  Adviser,  the
Sub-Adviser  and  their  affiliates,  "Other  Accounts").  As a result  of the foregoing,  the  Adviser,  the  Sub-Adviser  and Hedge Fund  Managers  will be engaged  in  substantial  activities  other than on behalf of the Fund and may have  differing  economic  shares in respect of such  activities  and may have conflicts of interest in allocating investment opportunities,  and their time, between  the Fund and Other  Accounts.  Hedge Fund  Managers  may, in pursuing independently of one another their respective  investment  objectives,  effect offsetting transactions,  which could result in the Fund bearing transactional costs without obtaining any benefit.

            However,  it is the policy of the Sub-Adviser,  and generally also the policy of the Hedge  Fund  Managers,  that  investment  decisions  for the
Fund,  Segregated Accounts and Other Accounts be made based on a consideration of their respective  investment  objectives and policies,  and other needs and requirements  affecting  each  account  that they  manage and that  investment transactions  and  opportunities  be fairly  allocated  among  their  clients, including the Fund and Hedge Funds.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

      Hedge Funds  generally  will not be registered  as investment  companies under the Investment  Company Act and,  therefore,  the Fund will not have the benefit of various  protections  afforded by the  Investment  Company Act with respect to its  investments  in Hedge Funds.  The Fund from time to time,  may also invest in non-U.S.  Hedge  Funds that also are not  registered  under the
Investment Company Act.  Investing in non-U.S.  Hedge Funds have similar risks to investing in securities of non-U.S.  companies and countries.  Although the
Sub-Adviser  expects  to  receive  detailed  information  from each Hedge Fund
Manager  regarding its investment  performance  and  investment  strategy on a regular  basis,  in most  cases  the  Sub-Adviser  has  little  or no means of independently  verifying  this  information.  A  Hedge  Fund  Manager  may use proprietary  investment  strategies  that  are  not  fully  disclosed  to  the
Sub-Adviser,  which may involve  risks under some market  conditions  that are not  anticipated  by the  Sub-Adviser.  In addition,  many Hedge Fund Managers will not be registered as investment  advisers under the  Investment  Advisers
Act  of  1940,  as  amended  (the  "Advisers  Act")  in  reliance  on  certain exemptions  from  registration  under  that act.  In such  cases,  Hedge  Fund
Managers  will not be  subject to various  disclosure  requirements  and rules that would apply to registered investment advisers.

      Investors in the Fund directly  bear the Fund's fees and  expenses,  and indirectly bear fees and expenses of the Hedge Funds and Segregated  Accounts, including asset-based fees and performance-based  fees assessed by Hedge Funds or Segregated  Accounts.  Similarly,  shareholders bear a proportionate  share of the other  operating  expenses of the Fund  (including  the  Administration
Fee) and,  indirectly,  similar  expenses  of the Hedge  Funds and  Segregated
Accounts.  An  investor  who meets the  conditions  imposed  by the Hedge Fund
Managers,  including  investment minimums that may be considerably higher than the  $500,000  minimum  imposed by the Fund,  could invest  directly  with the
Hedge Fund Managers.

      Each Hedge Fund Manager will  receive any  performance-based  allocation to which it is entitled  irrespective  of the investment  performance of other
Hedge Fund  Managers  or the  investment  performance  of the Fund  generally.
Thus, a Hedge Fund Manager with positive  investment  performance will receive this allocation from the Fund (and indirectly from  shareholders)  even if the
Fund's  overall  investment  return is negative.  Investment  decisions of the
Hedge Fund  Managers are made  independently  of each other.  As a result,  at any  particular  time,  one Hedge Fund Manager may be purchasing  shares of an issuer for a Hedge Fund or  Segregated  Account whose shares are being sold by another Hedge Fund Manager for another Hedge Fund or  Segregated  Account.  In any such  situations,  the Fund could  indirectly  incur  certain  transaction costs without accomplishing any net investment result.

      Since the Fund may make additional  investments in or effect withdrawals from a Hedge Fund only at certain times pursuant to  limitations  set forth in the  governing  documents of the Hedge Fund,  the Fund from time to time:  may have to invest a greater  portion of its assets  temporarily  in money  market securities  than it otherwise  might wish to invest;  may have to borrow money to  repurchase  shares;  and may not be able to withdraw its  investment  in a
Hedge  Fund  promptly  after  it  has  made a  decision  to do  so.  This  may adversely affect the Fund's investment return or increase the Fund's expenses.

      Hedge Funds may be permitted to redeem their shares in-kind.  Thus, upon the Fund's  withdrawal  of all or a portion of its  interest  in a Hedge Fund, the Fund may receive  securities that are illiquid or difficult to value.  See
"INVESTMENT-RELATED  RISKS - Illiquid Portfolio Investments" and "DISTRIBUTION
ARRANGEMENTS  - Calculation of Net Asset Value." In these  circumstances,  the
Adviser  would seek to dispose of these  securities in a manner that is in the best interests of the Fund.

      Subject to limitations  imposed by the Investment  Company Act,  neither the  Trustees,  nor the Adviser,  nor the  Sub-Adviser  shall be liable to the
Fund or any of the shareholders  for any loss or damage  occasioned by any act or omission in the  performance  of their  respective  services as such in the absence of  willful  misfeasance,  bad faith,  gross  negligence  or  reckless disregard of their duties.

      Segregated  Account  Allocations.  The Fund may on occasion allocate its assets to a Hedge Fund Manager by  retaining  the Hedge Fund Manager to manage a  Segregated  Account  for the Fund,  rather  than  invest in the Hedge  Fund
Manager's  Hedge Fund. It is possible,  given the leverage at which certain of the  Hedge  Fund  Managers  will  trade,  that the Fund  could  lose more in a
Segregated  Account  that is managed by a  particular  Hedge Fund Manager than the Fund has  allocated  to such Hedge Fund  Manager to invest.  This risk may be avoided if the Fund,  instead of retaining a Hedge Fund Manager to manage a separate  account  comprised  of a  designated  portion of the Fund's  assets, creates a separate  investment  vehicle  for which a Hedge Fund  Manager  will serve as  general  partner  and in which  the  Fund  will be the sole  limited partner.  Use of this  structure,  however,  involves  various  expenses,  and there is no  requirement  that  separate  investment  vehicles  be created for
Segregated  Accounts.  Hedge  Funds  that  are  Segregated  Accounts  will  be subject to the investment  policies and  restrictions of the Funds, as well as the provisions of the Investment Company Act and the rules thereunder.

      Valuation  of Hedge  Funds.  In most  cases,  the Fund will be unable to verify  with  certainty  the  monthly  valuation  received  from a Hedge  Fund
Manager regarding a Hedge Fund.  Furthermore,  these valuations will typically be  estimates  only,  subject to revision  based on each Hedge  Fund's  annual audit.  Revisions to the Fund's gain and loss  calculations will be an ongoing process,  and no appreciation or depreciation  figure can be considered  final until the annual audits of Hedge Funds are completed.

      Hedge Fund  Managers  will  generally  invest  primarily  in  marketable securities,  although certain Hedge Fund Managers may also invest in privately placed  securities  and other  investments  that are  illiquid and do not have readily  available  market  quotations.  These  securities  will  nevertheless generally  be  valued  by  Hedge  Fund  Managers,  which  valuations  will  be conclusive  with  respect to the Fund,  even though Hedge Fund  Managers  will generally face a conflict of interest in valuing such  securities  because the values given to the securities will affect the  compensation of the Hedge Fund
Managers.  Any such securities held by a Segregated  Account will be valued at
their  "fair  value"  as   determined   in  good  faith  by  the  Board.   See
"Distribution Arrangements - Calculation of Net Asset Value," below.

                      USE OF PROCEEDS OF FUND'S OFFERING

      The Fund will use the  proceeds of the  offering of its shares to invest in accordance with its investment objective and policies.

                         THE FUND AND ITS INVESTMENTS

What  is  the  Fund's  Investment  Objective?   The  Fund  seeks  to  generate
consistently  absolute  returns over various market cycles.  Current income is not an  objective.  No  assurance  can be given that the Fund will achieve its investment objective.

What are the  Fund's  Principal  Investment  Policies?  The Fund  pursues  its investment  objective by allocating its assets for  investment  among a select group of Hedge Fund Managers that are alternative  asset managers  employing a wide range of specialized investment  strategies.  It will allocate its assets dynamically  among a variety of alternative  investment  strategies  that each individually  offer the potential for  attractive  investment  returns and are expected to blend  together  within the Fund's  portfolio  to limit the Fund's overall  investment  exposure  to  general  trends in  equity,  debt and other markets.  The  Sub-Adviser  is primarily  responsible  for selecting the Hedge
Fund  Managers  and  determining  the  portion  of  the  Fund's  assets  to be allocated to each Hedge Fund Manager,  subject to the general  supervision  of
the  Adviser  and  the  Board.   The  Fund  will  implement  these  allocation
decisions  primarily  by  investing  in Hedge  Funds that are managed by Hedge
Fund Managers selected by the Sub-Adviser.

Hedge Funds are generally  private U.S.  investment  funds,  although they may consist of certain  qualifying  non-U.S.  private  funds as well.  In the U.S.
such  funds  are  typically  organized  as  limited  partnerships  or  limited liability  companies,  that are not required to register  under the Investment
Company Act  because  they do not  publicly  offer  their  securities  and are restricted  as to either the number of  investors  permitted  to invest in the fund or as to the  qualifications  of persons  eligible to invest  (determined with  respect  to the  value  of  investment  assets  held) in the  fund.  The typical Hedge Fund will have greater  investment  flexibility than traditional investment  funds (such as mutual funds and most other  registered  investment companies)  as to  the  types  of  securities  owned,  the  types  of  trading strategies employed, and in many cases, the amount of leverage it may use.

The  investment  programs of the Hedge Fund  Managers  may include both market neutral  strategies,  such as long/short equity investing and various types of arbitrage strategies, as well as directional strategies,  such as event driven and distressed  investments.  Market neutral investment strategies encompass a broad range of investment  programs  that  historically  have  exhibited a low correlation  to the  performance of debt,  equity and other  markets.  Many of the investment  programs of Hedge Fund Managers involve the use of hedging and arbitrage  techniques  in the equity,  fixed  income,  currency and  commodity
markets.   These  investment   programs  employ  a  variety  of  sophisticated
investment  techniques  that  include,  among  other  things,  short  sales of securities,  use of leverage,  and  transactions in derivative  securities and other  financial  instruments  such as stock options,  index options,  futures contracts and options on futures.  Directional  strategies  include investment programs that exhibit a higher correlation to general market  performance.  In
allocating   the  Fund's   assets  among  Hedge  Fund   Managers  that  pursue
directional  strategies,  the Sub-Adviser will emphasize  investment  programs that it  believes  are most  likely to  achieve  high  rates of  return  under prevailing market conditions.

How do Hedge  Fund  Managers  Decide  What  Investments  to Buy or  Sell?  The
Sub-Adviser  takes a three-tiered  approach to asset allocation and Hedge Fund
Manager   selection.   Its   methodology   is  premised  on  the  belief  that
consistent,  superior long-term  performance  necessitates  first, a rigorous,
top-down,   or  macro,  view  of  the  various  alternative   investment  fund
strategies;  second, an in-depth analysis of the types of strategy  attributes
that  best   complement   the   Fund's   investment   objective;   and  third,
identification  of Hedge Fund Managers whose investment  styles and historical investment returns and risk characteristics best embody those attributes.

The  investment  strategies  of the Hedge Fund  Managers  may  include,  among others:

o     Long/short  equity.  This strategy  involves  creating and managing long and short  portfolios  of common  stock  with the  intent of  generating non-market  related returns,  with an emphasis on a Hedge Fund Manager's discretionary  approach  based on  fundamental  research,  rather than a pure quantitative  analysis approach.  These types of portfolios usually have net long or  short  exposure  significantly  different  than  zero, distinguishing them from equity hedging and arbitrage strategies.

o     Equity  hedging  and  arbitrage.   This  strategy   generally   involves
      creating  simultaneously long and short matched equity portfolios of the same  size  within a  country.  Equity  market  neutral  portfolios  are usually  designed to be either  beta (a measure of an equity  security's volatility  relative to the equity market) or currency neutral, or both.
      Well-designed portfolios typically control for industry,  sector, market capitalization,  and other exposures as well.  Leverage is often applied to enhance  returns.  Arbitrage  is  designed to exploit  equity  market inefficiencies.

o     Fixed  income  hedging and  arbitrage.  This  strategy  seeks to exploit pricing  anomalies  within and across  global fixed  income  markets and their derivative products using leverage to enhance returns.

o     Currency  hedging  and  arbitrage.  This  strategy  seeks to capture the
      price   differential   between  a  basket  currency  and  its  component
      currencies.

o     Index  arbitrage.  This  strategy  involves  investing  in  a  group  of securities  comprising an index, or a representative sample of an index, in order to capture the pricing  differences  that may arise between the index and the component securities.

o     Interest  rate   arbitrage.   This  strategy   seeks  to  exploit  price
      anomalies  between  related  securities  with prices that  fluctuate  in response to interest rate movements.

o     Merger  arbitrage.  This strategy involves  investing  simultaneously in
      long  and  short  positions  in  companies   involved  in  a  merger  or
      acquisition in order to profit from the expected price  movements of the acquiring and target companies.

o     Convertible bond and warrant hedging.  This strategy involves  investing in undervalued  instruments that are convertible into equity  securities and then  hedging  out  systematic  risks  associated  with  either  the convertible instrument, the underlying security or both.

o     Pairs trading.  This is a specific type of equity hedging  strategy that involves  effecting  offsetting  long and short equity  positions in the same industry or sector.

o     Event driven.  This strategy  involves taking long or short positions in a security based on the expected  value of the security upon  completion of a certain transaction or event.

o     Distressed  issuer.  This strategy involves  investing in debt or equity securities  of issuers  involved  in the  bankruptcy  or  reorganization stage with the goal of  capitalizing on  inefficiencies  associated with pricing such illiquid securities.

Hedge  Fund  Managers  using  arbitrage  strategies  attempt to  identify  and exploit pricing  inefficiencies between related instruments or combinations of
instruments.   Sophisticated   mathematical  and  statistical  techniques  and
models  are  used to  attempt  to  identify  relative  value  between  related instruments or combinations of instruments  and to capture  mispricings  among such instruments.  Hedge Fund Managers pursuing  arbitrage  strategies utilize a  variety  of  techniques  and  models,  ranging  from  purely  quantitative, short-term models to more discretionary  approaches using fundamental research to construct long and short portfolios.

Can the Fund's Investment Objective and Policies Change?

      The Fund's  Trustees  can  change  non-fundamental  investment  policies without shareholder  approval,  although significant changes will be described in  amendments  to this  Prospectus.  Fundamental  policies  cannot be changed without the approval of a  "majority"  (as defined in the  Investment  Company
Act)  of  the  Fund's   outstanding   voting  shares.  The  Fund's  investment
objective is  fundamental.  An  investment  policy is not  fundamental  unless this Prospectus or the Statement of Additional Information says that it is.

How are Hedge Fund Managers Selected?

      The Fund will not be limited  with  respect  to the types of  investment strategies  that Hedge Fund Managers may employ or the markets or  instruments
in  which  they  invest.   The  Sub-Adviser  will  continuously   monitor  for
attractive investment  opportunities resulting from market inefficiencies that it believes can be successfully  exploited by hedge fund  strategies.  As such opportunities  arise,  the Sub-Adviser will seek to allocate the Fund's assets to Hedge Fund Managers that it believes will most effectively  respond to such opportunities.  The Fund's structure and its investment  approach are intended to provide  investors  several  advantages over direct  investments in private investment  funds,  including:  the  ability  to  invest  in a  professionally constructed  and managed  investment  portfolio;  access to a diverse group of
Hedge Fund Managers that utilize  varying  investment  styles and  strategies;
and reduced risk exposure that comes from  investing  with multiple Hedge Fund
Managers  that have  exhibited low  volatility  of investment  returns and low correlation  to one another.  The  Sub-Adviser  expects  generally to allocate the Fund's assets to approximately 10 to 20 Hedge Fund Managers.

      The multi-manager  approach followed by the Fund will involve allocation of the  Fund's  assets to Hedge  Fund  Managers  that  employ  various  market neutral  investment styles and strategies and will provide investors access to a variety of Hedge Fund  Managers.  The Fund will  invest in various  types of
Hedge Funds managed by Hedge Fund Managers,  including non-U.S.  private funds and private  U.S.  investment  funds that are  typically  organized as limited
partnerships,   joint  ventures,   other  investment   companies  and  similar
entities.  However,  the Fund may on  occasion  retain  one or more Hedge Fund
Managers  to manage  and  invest  designated  portions  of the  Fund's  assets
(either as  separately  managed  accounts or by creating  separate  investment vehicles in which a Hedge Fund  Manager  will serve as general  partner of the vehicle and the Fund will be the sole limited  partner).  Any  arrangement  in which  the  Fund  retains  a Hedge  Fund  Manager  to  manage  an  account  or investment  vehicle  for the  Fund is - as  explained  above  under  "A  Brief
Overview  of the  Fund:  What Does the Fund  Invest  In?" -  referred  to as a
"Segregated  Account."  The  selection of a new Hedge Fund Manager to manage a
Segregated  Account is subject to the  approval of the  Trustees,  including a majority  of the  persons  comprising  the  Trustees  who are not  "interested persons,"  as  defined  by  the  Investment  Company  Act,  of the  Fund  (the
"Independent  Trustees") and  shareholders,  unless the Fund seeks and obtains an order  from the SEC  exempting  the Fund  from  certain  provisions  of the
Investment  Company Act. The Fund's  participation  in any Segregated  Account arrangement  will be subject to the requirement that the Hedge Fund Manager be registered  as an  investment  adviser  under the Advisers Act, and the Fund's contractual  arrangements  with the Hedge Fund  Manager will be subject to the requirements of the Investment  Company Act applicable to investment  advisory contracts, including Section 15 of the Investment Company Act.

Hedge  Fund  Managers  will be  selected  on the  basis of  various  criteria, generally  including,  among  other  things,  an  analysis  of: the Hedge Fund
Manager's  performance  during  various  time periods and market  cycles;  the
Hedge Fund Manager's reputation,  experience and training; its articulation of
and  adherence  to  its  investment   philosophy;   the  presence  and  deemed
effectiveness  of  risk  management  discipline;  on-site  interviews  of  the management  team;  the  quality  and  stability  of the Hedge  Fund  Manager's organization,  including internal and external professional staff; and whether key personnel of the Hedge Fund Manager have substantial  personal investments in the Hedge Fund Manager's investment program.

Can a Hedge Fund Manager Be Replaced?

      The  Sub-Adviser  will  regularly  evaluate  each Hedge Fund  Manager to determine  whether  its  investment  program  is  consistent  with the  Fund's investment  objective and whether its investment  performance is satisfactory.
Based on these  evaluations,  the Sub-Adviser will allocate and reallocate the
Fund's assets among Hedge Fund  Managers,  may terminate  existing  Hedge Fund
Managers and select  additional Hedge Fund Managers,  subject to the condition that the  selection of a new Hedge Fund  Manager for a Segregated  Account (as
explained  above  under "A Brief  Overview  of the  Fund:  What  does the Fund
Invest In?") requires approval of the Board and shareholders,  unless the Fund seeks and obtains an SEC order  exempting  it from certain  provisions  of the
Investment  Company Act (as explained above under "How are Hedge Fund Managers
Selected?").  However,  no  assurance  can be given that such an order will be issued.

Limits on Allocating Fund Assets to any One Hedge Fund Manager.

      Not more than 10% of the Fund's net assets will be  allocated to any one
Hedge Fund Manager.  In addition,  the Fund will limit its investment position in any one Hedge Fund to less than 5% of the Hedge Fund's  outstanding  voting securities,  absent an SEC  order (or  assurances  from the SEC  staff)  under which the Fund's  contribution  and withdrawal of capital from a Hedge Fund in which it holds 5% or more of the  outstanding  shares  will not be  subject to various  Investment  Company  Act  prohibitions  on  affiliated  transactions.
However,  to permit the  investment  of more of its  assets in  certain  Hedge
Funds  deemed  attractive  by the  Sub-Adviser,  and subject to the  foregoing limitation  that the  Fund  will not  purchase  5% or more of the  outstanding voting  securities  of any one Hedge Fund,  the Fund may  purchase  non-voting securities  of Hedge  Funds,  subject to a  limitation  that the Fund will not purchase  voting and  non-voting  shares in a Hedge Fund that in the aggregate represent 25% or more of the Hedge Fund's outstanding equity.

Hedge Fund Managers' Investments.

      Hedge Fund  Managers  will  generally  invest  primarily  in  marketable securities,  although certain Hedge Fund Managers may also invest in privately placed  securities  and other  investments  that are  illiquid.  Interests  in
Hedge  Funds will not  themselves  be  marketable  and will only have  limited liquidity.  Hedge  Fund  Managers  may  invest  and  trade in a wide  range of instruments and markets,  including,  but not limited to, domestic and foreign equities and equity-related  instruments,  currencies,  financial futures, and fixed  income and other  debt-related  instruments.  Hedge Fund  Managers  are generally not limited as to the markets  (either by location or type,  such as large capitalization,  small capitalization or non-U.S. markets) in which they may invest or the investment  discipline  that they may employ (such as value, growth or  bottom-up or top-down  analysis).  In managing  Hedge Funds,  Hedge
Fund  Managers  will not be  subject  to the Fund's  investment  policies  and restrictions  or  the  various  limitations  and  prohibitions  applicable  to investment  companies registered under the Investment Company Act, such as the
Fund.  As a  result,  Hedge  Funds may  involve  additional  risks,  including those  associated with the fact that Hedge Funds are not generally  subject to any  requirements  that  they  diversify  their  investments  or  limit  their investments  in the  securities  of issuers  engaged in a single  industry  or group of  industries.  See  "Main  Risks of  Investing  in the Fund -  General
Risks - Non-Diversified  Status." However,  the Fund's investment policies and restrictions,  and limitations and prohibitions on investments  imposed by the
Investment Company Act, will apply in the case of Segregated Accounts.

                         OTHER INVESTMENT STRATEGIES

Hedge Fund  Managers can also use the  investment  techniques  and  strategies described  below.  They  might not always  use all of the  different  types of techniques and  investments  described  below.  These  techniques  have risks, although some are designed to help reduce overall investment or market risks.

      Borrowing;  Use of Leverage.  The Fund is authorized to borrow money for investment  purposes,  to meet  repurchase  requests  and for cash  management
purposes.   The  Fund  may   obtain  a  line  of  credit   from  a   financial
institution.  Typically,  that type of line of credit will bear  interest at a floating  rate.  Hedge Funds  generally are also permitted to borrow money for similar  purposes.  The use of borrowings for investment  purposes is known as
"leverage"  and  involves a high degree of risk.  The  investment  programs of certain  Hedge Fund  Managers may make  extensive  use of leverage.  See "Main
Risks  of  Investing  in  the  Fund  -  Special  Investment   Instruments  and
Techniques -Leverage; Interest Rates; Margin."

            The Fund is  subject to the  Investment  Company  Act  requirement that an investment  company  satisfy an asset coverage  requirement of 300% of its  indebtedness,  including  amounts  borrowed,  measured  at the  time  the
investment    company   incurs   the   indebtedness   (the   "Asset   Coverage
Requirement").  This  means that the value of the  Fund's  total  indebtedness may not  exceed  one-third  the  value of its  total  assets  (including  such indebtedness).  These  limits do not apply to the Hedge Funds and,  therefore, the  Fund's  portfolio  may  be  exposed  to  the  risk  of  highly  leveraged investment  programs of certain Hedge Funds.  The Asset  Coverage  Requirement will  apply  to  borrowings  by  Segregated  Accounts,  as  well  as to  other transactions  by  Segregated  Accounts  that can be  deemed  to  result in the creation of a "senior  security."  Generally,  in conjunction  with investment positions  for  Segregated  Accounts  that are  deemed  to  constitute  senior securities,  the Fund must: (i) observe the Asset Coverage  Requirement;  (ii)
maintain  daily a segregated  account in cash or liquid  securities  at such a level  that the  amount  segregated  plus any  amounts  pledged to a broker as collateral  will equal the current value of the position;  or (iii)  otherwise
cover  the  investment   position  with   offsetting   portfolio   securities.
Segregation  of  assets  or  covering  investment  positions  with  offsetting portfolio  securities  may limit a Segregated  Account's  ability to otherwise invest those assets or dispose of those securities.

      Short Selling.  Hedge Funds and Segregated  Accounts may sell securities short.  To effect a short  sale,  the Hedge Fund or  Segregated  Account  will borrow the security  from a brokerage  firm,  or other  permissible  financial intermediary,  and make  delivery to the buyer.  The Hedge Fund or  Segregated
Account then is obligated to replace the borrowed  security by  purchasing  it at the  market  price at the time of  replacement.  The price at such time may be more or less  than the price at which the  security  was sold  short by the
Hedge  Fund or  Segregated  Account,  which  would  result  in a loss or gain, respectively.  The use of short sales is a  speculative  practice and involves significant  risks.  A short sale  creates the risk of an unlimited  loss,  as the price of the underlying  security  could  theoretically  increase  without limit,  thus increasing the cost of buying those securities to cover the short position.  See  "Main  Risks  of  Investing  in the  Fund  Special  Investment
Instruments and Techniques--Short Selling."

      Derivatives.  Hedge  Funds and  Segregated  Accounts  may use  financial instruments,  known as derivatives, for purposes of hedging portfolio risk and for  non-hedging  purposes.  Examples of  derivatives  include stock  options, index  options,  futures and options on futures.  Transactions  in derivatives involve  certain  risks.  See "Main Risks of Investing  in the Fund  --Special
Investment Instruments and Techniques - Derivatives."

      Short-Term  and  Defensive  Investments.  The Fund will  invest its cash reserves  in  high  quality  short-term  investments.  These  investments  may include money market instruments and other short-term debt obligations,  money
market   mutual   funds,   and   repurchase    agreements   with   banks   and
broker-dealers.  During  periods of  adverse  market or  economic  conditions, the Fund may temporarily invest all or a significant  portion of its assets in these  securities  or hold  cash.  To the  extent  the Fund  invests  in these securities or holds cash, such  investments are  inconsistent  with the Fund's investment objective and the Fund will not achieve its investment objective.

                           HOW THE FUND IS MANAGED

General.  The  Fund  is  registered  under  the  Investment  Company  Act as a closed-end,  non-diversified  management  investment  company.  The  Fund  was formed as a  Massachusetts  business trust under the laws of the  Commonwealth of Massachusetts on May 24, 2002 and commenced operations January 2, 2003.

The Board of Trustees.  The Fund is governed by a Board of Trustees,  which is responsible  for  protecting  the shares of  shareholders  under  federal  and
Massachusetts  law.  The  Trustees  are  elected  by  shareholders  and  meets periodically  throughout the year to oversee the Fund's  business,  review its
performance,   and  review  the  actions  of  the  Adviser  and   Sub-Adviser.
"Trustees  and  Officers of the Fund" in the SAI  identifies  the Trustees and officers  of the Fund (who are  elected by the  Trustees)  and  provides  more information about them.

The Adviser.  OppenheimerFunds,  Inc. serves as the Fund's investment adviser,
subject  to  the  ultimate   supervision   of  and  subject  to  any  policies
established  by the Board,  pursuant  to the terms of an  investment  advisory agreement  with  the Fund  (the  "Advisory  Agreement").  Under  the  Advisory
Agreement,  the  Adviser  is  responsible  for  developing,  implementing  and
supervising  the  Fund's  investment  program.   The  Adviser  is  authorized,
subject  to the  approval  of the  Trustees,  to  retain  one or  more  of its affiliates to provide any or all of the investment  advisory services required to be  provided  to the Fund or to  assist  the  Adviser  in  providing  these services.

      The  Adviser has  operated  as an  investment  adviser  since 1960.  The
Adviser  (including its subsidiaries and controlled  affiliates)  managed more than $180  billion  of  assets as of June 30,  2005.  Clients  of the  Adviser include  the  Oppenheimer  mutual  funds  with more  than 7  million  investor accounts.  The Adviser is located at Two World Financial  Center,  225 Liberty
Street,  New  York,  New York  10281-1008.  The  Adviser  is  wholly-owned  by
Oppenheimer  Acquisition  Corp., a holding  company  ultimately  controlled by
Massachusetts  Mutual Life Insurance Company,  a global diversified  insurance and financial services organization.

The Sub-Adviser.  Tremont Partners,  Inc. serves as the Fund's Sub-Adviser and provides  day-to-day  investment  management  services to the Fund, subject to the  supervision  of the Adviser and the Board.  Since 1984,  the  Sub-Adviser
and  its  affiliates  have  provided  alternative  investment  solutions  to a diverse  client base including  financial  institutions,  mutual funds,  other investment  companies and high net worth  individuals.  These services include tracking and  evaluating  over 2,000 domestic and offshore  investment  funds.
The  Sub-Adviser  and its affiliates  were  responsible  for the allocation of over $4.3 billion of client assets among  alternative  investment  strategies, as of June  30,  2005.  The  Sub-Adviser  is  located  at 555  Theodore  Fremd
Avenue,   Rye,  New  York  10580,  and  since  October  1,  2001  has  been  a majority-owned,  subsidiary of Oppenheimer Acquisition  Corporation,  which in turn is a  wholly-owned  subsidiary  of  Massachusetts  Mutual Life  Insurance
Company.

      The  Sub-Adviser  will have  responsibility  for  selecting  Hedge  Fund
Managers and  determining  the portion of the Fund's assets to be allocated to each Hedge Fund  Manager.  It has the  investment  discretion  to select Hedge
Funds and Hedge Fund  Managers on behalf of the Fund,  and will  recommend  to the Board  whether or not the Fund should  enter into a  management  agreement with a Hedge Fund Manager  pursuant to which Fund assets would be managed in a
Segregated  Account.  It will  consider  various  criteria in selecting  Hedge
Fund Managers,  including among others: the historical investment  performance of the Hedge Fund Manager;  its reputation and experience;  the  effectiveness of its  risk  management  systems;  its  adherence  to its  stated  investment
philosophy;   the  quality  and   stability   of  the  Hedge  Fund   Manager's
organization;  and  whether  key  personnel  of the Hedge  Fund  Manager  have substantial investments in the Hedge Fund Manager's investment program.

Advisory  Fees. As  compensation  for services  required to be provided by the
Adviser under the Advisory Agreement,  the Fund will pay the Adviser a monthly fee  (the  "Advisory  Fee")  computed  at the  annual  rate  of  1.50%  of the aggregate  value of  outstanding  shares  determined as of the last day of the month  (before  any  repurchases  of shares).  As of May 1, 2004,  the Adviser waived a portion of its  Advisory  Fee under a  voluntary  undertaking  to the
Fund to limit these fees to an annual rate of 1.25% of the aggregate  value of outstanding  shares  determined  as of the last day of the month  (before  any repurchases of shares).  That  undertaking  may be amended or withdrawn at any time.

      The Adviser  pays a monthly fee to the  Sub-Adviser  equal to 50% of the amount of the  Advisory  Fee earned by the Adviser  pursuant  to the  Advisory
Agreement.  The  Adviser  also  pays a  monthly  fee to  OFII  out of its  own resources  in an amount  equal to 50% of the amount of the advisory fee earned by the Adviser  under the Advisory  Agreement  in  connection  with  providing selling and marketing  support to OFI and the Fund.  These fees are payable by the Adviser and not the Fund.

 Portfolio  Manager.  The portfolio  manager of the Fund is Timothy J. Birney, who is primarily  responsible  for selecting the Fund's  investments  in Hedge
Funds and  allocating  the Fund's assets among the Hedge Funds  selected.  Mr.
Birney has been Vice President and portfolio  manager of the Sub-Adviser since
January 2005 and was  Investment  Management  Associate  for Tremont  Capital,
Inc.,  the parent  company of the  Sub-Adviser,  from November 2003 to January
2005.  From  May  2002  through  November  2003,  Mr.  Birney  served  as Vice
President at Asset Alliance Corporation,  where his responsibilities  included the  development  and  distribution  of structured  products and  quantitative allocation and risk management  models.  From March 1998 through May 2002, Mr.
Birney served as Vice President and Research  Portfolio Manager of Alternative
Asset Management at Nikko Securities Co. International, Inc.

The  SAI  provides  additional   information  about  the  portfolio  manager's
compensation, other accounts he manages and his ownership of Fund shares.

Investor Servicing  Arrangements.  The Adviser may pay, out of its own assets, to qualifying  brokers,  dealers and financial  advisers that provide  ongoing investor  services and account  maintenance  services to shareholders that are their customers  ("Investor Service  Providers") an amount not to exceed 0.25%
(on an annualized basis) of the aggregate value of outstanding  shares held by such  shareholders.  These services include,  but are not limited to, handling shareholder  inquiries  regarding  the Fund  (e.g.,  responding  to  questions concerning  investments  in the Fund,  account  balances,  and reports and tax information  provided by the Fund);  assisting in the enhancement of relations and  communications  between  shareholders  and  the  Fund;  assisting  in the
establishment   and  maintenance  of  shareholder   accounts  with  the  Fund;
assisting  in  the   maintenance  of  Fund  records   containing   shareholder
information;  and providing such other  information  and  shareholder  liaison services as the Adviser may reasonably request.

Administrative  Services.  Under the terms of an administration agreement with the Fund,  the Adviser will  provide  certain  administrative  services to the
Fund,  including,  among  others:  providing  office  space and other  support services and  personnel  as  necessary  to provide such  services to the Fund;
supervising the entities retained by the Fund to provide accounting  services,
investor  services  and  custody  services;   handling  shareholder  inquiries
regarding the Fund,  including but not limited to questions  concerning  their investments in the Fund;  preparing or assisting in the preparation of various reports,  communications and regulatory filings of the Fund;  assisting in the review  of  investor  applications;  monitoring  the  Fund's  compliance  with federal  and state  regulatory  requirements  (other  than those  relating  to investment compliance);  coordinating and organizing meetings of the Board and meetings of shareholders and preparing related materials;  and maintaining and preserving  certain books and records of the Fund. In consideration  for these services,  the Fund will pay the Adviser a monthly fee  computed at the annual rate of 0.15% of the aggregate  value of outstanding  shares  determined as of the last day of each calendar  month (the  "Administration  Fee").  Related to this, the Adviser (in its capacity as administrator)  and the Sub-Adviser have entered  into a  sub-administration  agreement,  pursuant to which the Adviser may  delegate  some  or  all  of the  administrative  responsibilities  to the
Sub-Adviser.  The Adviser,  in its capacity as administrator of the Fund, will pay the Sub-Adviser, in its capacity as sub-administrator,  some or all of the
Administration Fee.

Fund Expenses. The Fund will bear its own expenses including,  but not limited to: the Advisory Fee; any taxes;  investment-related  expenses incurred by the
Fund  (e.g.,  management  fees  charged by the Hedge Fund  Managers  and Hedge
Funds,   costs   associated  with  organizing  and  operating  any  Segregated
Accounts,  placement  fees,  interest  on  indebtedness,  fees  for  data  and software  providers,  research  expenses  and  professional  fees  (including,
without   limitation,   expenses  of  consultants  and  experts)  relating  to
investments);  fees and expenses for accounting and custody services; the fees and expenses of Fund counsel,  legal counsel to the  Independent  Trustees and the Fund's  Independent  Registered  Public  Accounting Firm; costs associated with the  registration  of the Fund,  including the costs of  compliance  with federal and state laws;  costs and  expenses of holding  meetings of the Board and meetings of shareholders,  including costs associated with preparation and dissemination  of  proxy  materials;  the  costs  of a  fidelity  bond and any liability  insurance  obtained  on behalf of the Fund or the  Board;  and such other  expenses as may be approved by the Board.  The Fund will  reimburse the
Adviser for any of the above expenses that it pays on behalf of the Fund.

      Ongoing  offering  costs are  capitalized  and amortized to expense over twelve months on a straight line basis.

      The  Fund's  organizational  expenses  were  borne  voluntarily  by  the
Adviser.  In addition,  initial  offering costs were borne  voluntarily by the
Adviser upon commencement of the Fund's operations.

Proxy  Voting.  In  certain   circumstances,   the  Sub-Adviser  may  exercise
proxy-voting  authority with respect to the Fund's  investment in Hedge Funds.
In most cases,  however,  since hedge funds are designed to provide  little in the way of  decision-making  authority to  investors,  the  underlying  voting rights granted to the Fund by the Hedge Funds are generally  very limited.  To the  extent  any  such  vote is  required  and  authorized  to be taken by the
Sub-Adviser,  the Sub-Adviser shall, in all cases, vote in a manner that is in the best  interests  of the Fund.  To the  extent  any  Sub-Adviser  personnel responsible  for  exercising  such  right on  behalf of the Fund  perceives  a conflict of interest  between the best  interests of the Fund and those of the
Sub-Adviser,  such  personnel  shall  refer  such  matter  to a member  of the
Sub-Adviser's  senior  management  who will  disclose the conflict to the Fund and obtain the Fund's consent before voting the Fund's proxy.

CAPITALIZATION OF THE FUND AS OF MAY 31, 2005.

                                                Amount Held
                                                By Registrant or
Title of Class          Authorized              for its Account   Outstanding
--------------          ----------              ---------------   -----------

Shares of               Unlimited Number              0           242,641.185
beneficial interest           of Shares
$0.001 par value

Pending  Litigation.  A  consolidated  amended  complaint  has  been  filed as putative  derivative and class actions against the Fund's investment  Advisor,
Distributor  and  Transfer  Agent,  as  well  as 51 of the  Oppenheimer  funds
(collectively  the  "funds")  not  including  the Fund,  30 present and former
Directors  or  Trustees  and 8 present  and former  officers of certain of the funds.  This  complaint,  initially  filed in the U.S.  District Court for the
Southern  District  of New York on January  10,  2005 and  amended on March 4,
2005,   consolidates   into  a  single   action  and  amends  six   individual
previously-filed  putative derivative and class action complaints.  Like those prior  complaints,  the complaint  alleges that the Adviser charged  excessive fees for distribution and other costs,  improperly used assets of the funds in the form of directed  brokerage  commissions  and 12b-1 fees to pay brokers to promote  sales of the funds,  and failed to properly  disclose the use of fund assets to make those payments in violation of the  Investment  Company Act and the Investment  Advisers Act of 1940. Also, like those prior  complaints,  the complaint  further alleges that by permitting  and/or  participating  in those actions,  the  Directors/Trustees  and the officers  breached their  fiduciary duties to Fund  shareholders  under the  Investment  Company Act and at common law. The  complaint  seeks  unspecified  compensatory  and  punitive  damages, rescission of the funds' investment advisory agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The  defendants  believe  the claims  asserted  in these law suits to be without merit, and intend to defend the suits vigorously.  The Adviser and the
Distributor  do not  believe  that the  pending  actions  are likely to have a material  adverse  effect on the Fund or on their  ability  to  perform  their respective investment advisory or distribution agreements with the Fund.

A b o u t   Y o u r   A c c o u n t

                              HOW TO BUY SHARES

INVESTOR QUALIFICATIONS

Shares  will be sold  only to  "Qualified  Investors"  that  are  exempt  from federal income tax.

          Currently,  "Qualified Investors" include: (i) companies (other than investment  companies)  that represent that they have a net worth of more than
$1,500,000;  and (ii) persons who have at least  $750,000  under the Adviser's or its affiliates'  management,  including any amount invested in the Fund. In addition,  shares are  offered  only to  investors  that are U.S.  persons for federal  income tax purposes,  as defined  below,  and that represent they are exempt  from  federal  income  tax.  You must  complete  and sign an  investor certification  that you meet these  requirements  before you may invest in the
Fund.  The form of this investor  certification  is contained in Appendix A of this  prospectus.  The  Fund  will  not be  obligated  to sell to  brokers  or dealers any shares that have not been placed  with  Qualified  Investors  that meet all applicable requirements to invest in the Fund.

      A person is considered a U.S.  person for federal income tax purposes if the  person  is:  (i) a citizen  or  resident  of the  United  States;  (ii) a corporation,  partnership  (including an entity  treated as a  corporation  or partnership for U.S.  federal income tax purposes) or other entity (other than an estate or trust) created or organized  under the laws of the United States, any state  therein or the District of Columbia;  (iii) an estate (other than a foreign estate defined in Section  7701(a)(31)(A) of the Internal Revenue Code
of 1986,  as amended  (the  "Code"));  or (iv) a trust,  if a court within the
U.S. is able to exercise primary  supervision over its  administration and one or more U.S.  persons have the authority to control all substantial  decisions of such trust.

Patriot  Act  Anti-Money  Laundering  Requirements.  The USA  Patriot Act (the
"Patriot Act"),  requires all financial  institutions to obtain,  verify,  and record  information  that  identifies  each  person  or entity  that  opens an account.  The Patriot Act is intended to prevent the use of the U.S. financial system  in  furtherance  of  money  laundering,  terrorism  or  other  illicit activities.  When you open an  account,  the  Fund  may  request  information, including  your  name,  your  date  of  birth  (for a  natural  person),  your residential  street  address  or  principal  place of  business,  your  Social
Security Number or Employer  Identification Number, or other government issued
identification.   Additional   information   may  be   required   in   certain
circumstances  or to open corporate  accounts.  The Fund or the Transfer Agent may use the  information  to verify the identity of investors or the status of financial  advisers  and may reject  purchase  orders or redeem any amounts in the Fund if they are  unable  to do so.  The Fund  may also  place  limits  on account  transactions  while it is in the process of attempting to verify your identity.  It is  the  Fund's  policy  to  cooperate  fully  with  appropriate regulators in any  investigations  conducted  with respect to potential  money laundering, terrorism or other illicit activities.

DISTRIBUTION ARRANGEMENTS

General Terms.  The  Distributor  acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions,  pursuant to the terms of a General  Distributor's  Agreement  entered into with the Fund. Shares may be purchased  through the  Distributor or through brokers or dealers that have entered  into  selling  agreements  with  the  Distributor.  The  Fund  is not obligated  to sell to a broker or dealer any shares  that have not been placed with Qualified  Investors that meet all applicable  requirements  to invest in the Fund.  The  Distributor  maintains  its  principal  office  at 6803  South
Tucson Way,  Centennial,  Colorado  80112,  and is an affiliate of the Adviser and the Sub-Adviser.

      Shares will be offered and may be  purchased on a monthly  basis,  or at such other times as may be determined by the Board.

      Neither the  Distributor  nor any other broker or dealer is obligated to buy from the Fund any of the shares.  The Distributor  does not intend to make a market in the shares.  The Fund has agreed to indemnify the  Distributor and its affiliates and certain other persons  against  certain  liabilities  under the Securities Act.

Purchase  Terms.  Shares are being  offered only to Qualified  Investors  that meet all  requirements to invest in the Fund. The minimum  initial  investment in the Fund by an  investor is  $500,000.  Subsequent  investments  must be at least $100,000. These minimums may be modified by the Fund from time to time.

      All  investor  funds for the sale of shares  pending  acceptance  by the
Fund, will be deposited in an escrow account maintained by Citibank,  N.A., as the escrow agent,  for the benefit of the investors.  Funds held in the escrow account may be  invested  in high  quality,  short-term  investments,  and any interest  earned on the funds will be paid to investors on the date shares are issued.  The full amount of an investment is payable in federal  funds,  which must be received by the  Distributor  not later than  fourteen  calendar  days prior  to the  beginning  of a month  if  payment  is made  by  check  or four business days prior to the beginning of a month if payment is sent by wire.

      Before  an  investor  may  invest in the Fund,  the  Distributor  or the
investor's  sales   representative  will  require  a  certification  from  the investor  that it is a Qualified  Investor  and meets other  requirements  for investment,  and that the investor  will not transfer its shares except in the limited  circumstances  permitted under the Funds'  Declaration of Trust.  The form of investor  certification  that each  investor  will be asked to sign is contained in Appendix A of this prospectus.  An investor's  certification must be received by the  Distributor,  along with its payment as  described  above, otherwise an investor's order will not be accepted.

Calculation  of Net Asset Value.  The Fund sells its shares at their  offering price,  which is equal to the "net  asset  value"  per  share.  The net  asset value  of the  Fund  will be  computed  as of the  close  of  business  on the following  days:  (i) the last day of each fiscal  year  (March 31),  (ii) the last day of each taxable year  (December 31), (iii) the day preceding the date as of which  any  shares of the Fund are  purchased,  (iv) any day as of which the Fund  repurchases  any shares or (v) any day the Fund makes a distribution to  shareholders in shares pursuant to the Fund's  reinvestment  program.  The
Fund's  net  asset  value  is  the  value  of  the  Fund's   assets  less  its
liabilities.

      In  computing  net  asset  value   pursuant  to  "Pricing   Polices  and
Procedures"  adopted by the  Fund's  Trustees,  the Fund will value  shares in
Hedge  Funds at their fair  value,  which the  Trustees  has  determined  will ordinarily  be the  values of those  shares as  determined  by the Hedge  Fund
Managers of the Hedge Funds in  accordance  with policies  established  by the
Hedge Funds.  Other  securities and assets of the Fund  (including  securities and other  investments  held by Segregated  Accounts) will be valued at market value, if market  quotations are readily  available.  Securities and assets of the Fund for which market  quotations are not readily available will be valued at fair value as  determined  in good faith by the  Trustees or in  accordance with the "Pricing Policies and Procedures"  adopted by the Trustees.  Expenses of the Fund and its  liabilities  (including the amount of any borrowings) are taken into account for purposes of computing net asset value.

      The Fund's  "Pricing  Policies and  Procedures"  are designed to provide the Trustees with monthly  information  from the Hedge Funds on which the Fund may reliably  determine  the value of its  investments  in the Hedge Funds and determine  its net  asset  value  each  month.  The  Fund  typically  receives information  from the  Hedge  Funds,  as of  month-end,  within  fifteen  (15)
business days after month-end.

      As a general  matter,  the fair value of the Fund's  interest in a Hedge
Fund will  represent  the  amount  that the Fund  could  reasonably  expect to receive from a Hedge Fund if the Fund's  interest were redeemed at the time of valuation,  based  on the  information  reasonably  available  at the time the valuation is made and that the Fund  believes to be reliable.  In the unlikely event  that a Hedge  Fund does not report its value at the end of the month to the Fund on a timely  basis,  the Fund will  determine  the fair value of such
Hedge Fund based on the most recent value  reported by the Hedge Fund, as well as other relevant information  available to the Fund at the time it determines its net asset value.  Using the  nomenclature of the hedge fund industry,  any values  reported as  "estimated"  or "final"  values will  reasonably  reflect market values of securities for which market  quotations are available or fair value as of the Fund's valuation date.

      Prior to investing  in any Hedge Fund,  the  Sub-Adviser  will conduct a due  diligence  review of the  valuation  methodology  used by the Hedge Fund, which as a general  matter will  utilize  market  values when  available,  and otherwise  utilize  fair  value  principles  that the  Sub-Adviser  reasonably believes  to be  consistent  with those used by the Fund for  valuing  its own investments.

      The  Sub-Adviser  monitors all Hedge Funds and  compares the  individual monthly  results  of each  Hedge  Fund with that of other  private  hedge fund managers  that  use the  same  type of  investment  strategy.  In the  unusual circumstance  where a Hedge  Fund's  performance  is not in line with its peer group, the Sub-Adviser  will contact the Hedge Fund's  Sub-Adviser and attempt to find a logical and  reasonable  explanation  for the  disparity in returns.
Any outlying  results,  either positive or negative,  are followed up with the
Hedge Fund's  Sub-Adviser  to determine the cause and to see if further review of the situation is required.  If, based on relevant information  available to the  Sub-Adviser  at the time the Fund values its portfolio,  the  Sub-Adviser concludes  that the value  provided by the Hedge Fund does not  represent  the fair value of the Fund's  interests in the Hedge Fund,  the  Sub-Adviser  will take steps to  recommend  a fair value for the Fund's  interests  in the Hedge
Fund to the Fund's Board for its consideration.

      Prospective  investors  should be aware that  there can be no  assurance that the fair  values of  interests  in Hedge  Funds as  determined  under the procedures  described  above will in all cases be  accurate to the extent that the Fund,  the Board and the  Sub-Adviser  do not generally have access to all necessary  financial  and other  information  relating  to the Hedge  Funds to determine  independently  the net asset  values of those  funds.  The  Board's results in  accurately  fair  valuing  securities  whose  market  value is not readily  ascertainable  are  subject  to  inaccuracies  and its  valuation  of portfolio  positions  could have an adverse effect on the Fund's net assets if its judgments regarding appropriate valuations should prove incorrect.

                     REPURCHASES OF SHARES AND TRANSFERS

NO RIGHT OF REDEMPTION

            No  shareholder  will have the right to require the Fund to redeem shares.  There  is no  public  market  for  shares,  and none is  expected  to develop.  With  very  limited  exceptions,  shares  are not  transferable  and liquidity will be provided only through  limited  repurchase  offers that will be made from time to time by the Fund.  Any  transfer  of shares in  violation of the Fund's  Declaration  of Trust will not be  permitted  and will be void.
Consequently,  shareholders  may  not be able to  liquidate  their  investment other  than as a result of  repurchases  of shares by the Fund,  as  described below. For information on the Fund's policies  regarding  transfers of shares, see "Repurchases and Transfers of Shares--Transfers of Shares" in the SAI.

REPURCHASES OF SHARES

      The Fund from time to time will offer to repurchase  outstanding  shares pursuant to written tenders by  shareholders.  Repurchase  offers will be made at such times and on such terms as may be  determined by the Board in its sole discretion,  subject to certain regulatory  requirements  imposed by the rules of the SEC, and generally will be offered to repurchase at a specified  dollar amount of  outstanding  shares.  The  Fund's  shares  will not be  listed  for trading  on a  securities  exchange.  A  redemption  fee equal to 1.00% of the value of shares  repurchased  by the Fund  will  apply if the date as of which the shares are to be valued for purposes of  repurchase  is less than one year following  the date of the  shareholder's  initial  investment in the Fund. If applicable,  the  redemption  fee  will  be  deducted  before  payment  of the proceeds of a repurchase.

      Board   Considerations.   In   determining   whether   the  Fund  should
repurchase  shares  pursuant to written  tenders,  the Board will consider the recommendations of the Adviser.  The Adviser expects that it will recommend to the Board that the Fund offer to  repurchase  shares,  as of the last business
day  of  March,   June,   September  and  December  of  each  year.  The  Fund
anticipates  that the Board will limit each  repurchase to no more than 25% of the Fund's  total  assets,  although the limit for any one  repurchase  may be lower.

            The Board will also consider the following factors,  among others, in making its determination:

o     whether any shareholders have requested to tender shares to the Fund;

o     the liquidity of the Fund's assets;

o     the investment plans and working capital requirements of the Fund;

o     the relative economies of scale with respect to the size of the Fund;

o     the history of the Fund in repurchasing shares or portions thereof;

o     the economic condition of the securities markets; and

o     the   anticipated   tax   consequences  to  the  Fund  of  any  proposed
               repurchases of shares or portions thereof.

            The Board will  determine  that the Fund  repurchase  shares  from shareholders  pursuant to written  tenders only on terms the Board  determines to be fair to the Fund and  shareholders,  and  subject to certain  regulatory requirements  imposed by SEC rules.  When the Board  determines  that the Fund will make a  repurchase  offer,  notice of that offer will be provided to each shareholder  describing  the terms of the offer,  and  containing  information that  shareholders  should  consider in deciding  whether to tender shares for repurchase.  Shareholders  who are deciding  whether to tender  shares  during the period that a repurchase  offer is open may  ascertain  the  estimated net asset  value of their  shares  from the  Adviser  during  the period the offer remains open.

      Cash  Payment  vs.  In-Kind  Securities  Distribution.  When  shares are
repurchased   by  the  Fund,   shareholders   will   generally   receive  cash
distributions  equal to the value of the  shares  repurchased,  less the Early
Repurchase  Fee, if applicable.  However,  in the sole discretion of the Fund, the  proceeds  of  repurchases  of shares may be paid pro rata by the  in-kind distribution  of  securities  held by the Fund,  or partly in cash and  partly in-kind.  The Fund does not expect to distribute  securities in-kind except in unusual  circumstances,  such as in the unlikely  event that the Fund does not have  sufficient  cash to pay for shares that are  repurchased  or if making a cash  payment  would  result in a  material  adverse  effect on the Fund or on shareholders  not tendering shares for repurchase.  See "Risk  Factors--General
Risks."  Repurchases  will be effective  after  receipt and  acceptance by the
Fund of all eligible written tenders of Shares.

      Gain or Loss on Sale of Shares.  A shareholder  that tenders  shares and who is subject to federal,  state or local  income tax will  generally  have a taxable  event  when  the  shares  are  repurchased.  Gain,  if  any,  will be recognized  by a tendering  shareholder  only as and after the total  proceeds received by the  shareholder  exceed the  shareholder's  adjusted tax basis in the shares.  A loss, if any, will be recognized only after the shareholder has received  full  payment  under the  promissory  note that will be given to the shareholder prior to the Fund's payment of the repurchase amount.

REPURCHASE PROCEDURES

      Due to liquidity  restraints  associated with the Fund's  investments in
Hedge  Funds and the fact that the Fund may have to  effect  withdrawals  from those funds to pay for shares  being  repurchased,  it is  presently  expected that,  under the  procedures  applicable to the  repurchase of shares,  shares will be valued for  purposes of  determining  their  repurchase  price as of a date  approximately one month after the date by which shareholders must submit a repurchase  request (the "Valuation  Date") and that the Fund will generally pay the value of the shares  repurchased  (or as discussed  below,  an initial payment of 95% of the  estimated  value if all shares  owned by a  shareholder are  repurchased)  approximately  one month  after the  Valuation  Date.  This amount will be subject to  adjustment  upon  completion of the annual audit of the Fund's  financial  statements  for the fiscal year in which the repurchase is effected  (which it is expected will be completed  within 60 days after the end  of  each  fiscal  year).  If  all  shares  owned  by  a  shareholder  are repurchased,  the shareholder  will receive an initial payment equal to 95% of the  estimated  value of the shares and the balance due based on the net asset value will be  determined  and paid  promptly  after  completion of the Fund's audit and will be subject to audit  adjustment.  Any such  distributions  will be  made  on the  same  basis  to all  shareholders  in  connection  with  any particular repurchase offer.

            Under these  procedures,  shareholders will have to decide whether to tender their shares for  repurchase  without the benefit of having  current information  regarding  the  value of  shares  as of a date  proximate  to the
Valuation  Date.  The  shareholder  may inquire of the Fund,  at the toll-free phone  number  indicated  on the back  cover of the  Prospectus  and the front cover of the SAI, as to the share value last  determined.  In addition,  there
will  be  a  substantial   period  of  time  between  the  date  as  of  which
shareholders  must  tender  shares  and the date they can  expect  to  receive
payment  for  their  shares  from  the  Fund.  However,   promptly  after  the
expiration of a repurchase offer,  shareholders  whose shares are accepted for repurchase will be given  non-interest  bearing,  non-transferable  promissory notes by the Fund  representing  the Fund's  obligation to pay for repurchased shares.  Payments for  repurchased  shares may be delayed under  circumstances where the Fund has  determined  to redeem  its  shares in Hedge  Funds to make such  payments,  but has  experienced  delays in receiving  payments  from the
Hedge Funds.

            A  shareholder  who tenders for  repurchase  only a portion of his shares will be required to  maintain a minimum  account  balance of  $500,000.
If a  shareholder  tenders a portion of his shares and the  repurchase of that portion  would  cause the  shareholder's  account  balance  to fall below this required  minimum,  the Fund  reserves  the right to reduce the portion of the shares to be  purchased  from the  shareholder  so that the  required  minimum balance is maintained.

            Repurchases   of  shares  by  the  Fund  are  subject  to  certain
regulatory requirements imposed by SEC rules.

Special   Considerations  and  Risks  of  Repurchases.   In  addition  to  the
limitations  and risks  discussed  elsewhere in this  Prospectus,  there are a number of other factors  affecting  share  repurchases  that investors  should consider, as summarized below:

o     Early  Repurchase Fee. You may be subject to an Early  Repurchase Fee on shares  that are  repurchased  if the date as of which the shares are to be  valued  for  purposes  of  repurchase  is less  than  one year following  the date of the  shareholder's  initial  investment in the
         Fund.

o     Decrease in Fund  Assets.  Although the Board  believes  that the Fund's
         policy  of  making   repurchase   offers   will   generally   benefit
         shareholders by providing  liquidity,  the repurchase of shares could cause the Fund's total assets to decrease  unless offset by new sales of shares.  The Fund's  expense ratio might  therefore  increase as a result of  repurchases.  Repurchase  offers  might also  decrease the
         Fund's investment flexibility,  in part because of the Fund's need to hold liquid  assets to satisfy  repurchase  requests.  The impact may depend  on the  number of shares  that the Fund  repurchases  and the ability of the Fund to sell additional shares.

o     Asset Coverage for Borrowings.  Repurchases of shares may  significantly reduce the asset coverage for any Fund  borrowings.  The Fund may not repurchase  shares if the  repurchase  results in its asset  coverage levels  falling  below the  requirements  of the  Investment  Company
         Act.  As  a  result,  in  order  to  be  able  to  repurchase  shares tendered,  the  Fund  may be  forced  to  repay  all or a part of its outstanding borrowings to maintain the required asset coverage.

o     Forced Sale of Portfolio  Securities.  To complete a  repurchase  offer, the Fund might be  required  to sell  portfolio  securities  to raise cash.  This  might  cause  the Fund to  realize  gains or losses at a time when the  Adviser  would  otherwise  not want the Fund to do so.
         It  might  increase  portfolio  turnover  and  the  Fund's  portfolio transaction  expenses,  reducing the Fund's net income to  distribute to shareholders.

o     Dividends,  Capital  Gains and  Taxes.  Certain  shareholders  may incur state tax liability upon the Fund's  repurchase of their shares.  See
         "Dividends, Capital Gains and Taxes."

MANDATORY REDEMPTION BY THE FUND

The  Declaration  of Trust  provides  that the Fund may  redeem  shares  under certain  circumstances,  including if:  ownership of the shares will cause the
Fund to be in violation  of certain  laws;  continued  ownership of the shares may adversely affect the Fund; any of the  representations and warranties made by a shareholder  in  connection  with the  acquisition  of the shares was not true when made or has ceased to be true; or it would be in the best  interests of the Fund to repurchase the shares.

                      DIVIDENDS, CAPITAL GAINS AND TAXES

         This  information  is only a summary  of certain  federal  income tax information  about your  investment.  You should consult with your tax advisor about  the  effect  of an  investment  in the  Fund  on  your  particular  tax situation.

Dividends.  The  amount of any  dividends  the Fund  pays may vary over  time, depending  on market  conditions,  the  composition  of the Fund's  investment portfolio,  the expenses  borne by the Fund's  shares,  and any  distributions made to the Fund by the  underlying  Hedge Funds or Segregated  Accounts.  The
Fund cannot guarantee that it will pay any dividends or other distributions.

Capital  Gains  Distributions.  A Hedge Fund may realize  capital gains on the sale of  portfolio  securities.  If it does,  the Fund may make  distributions out of any net short-term or long-term capital gains,  normally in December of each year.  The Fund may make  supplemental  distributions  of  dividends  and capital gains following the end of its fiscal year.  There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Choice for Receiving  Distributions.  When you open your  account,  specify on your  application  how you want to receive your  dividends and  distributions.
There are two options available:

o     Reinvest All  Distributions  in the Fund.  You can elect to reinvest all dividends and capital gains  distributions  in additional  shares of the
      Fund.

o     Receive All  Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions.

      The Fund has a program for the automatic  reinvestment of  distributions in  the  Fund.  Under  the  program,  when  a  shareholder's  distribution  is reinvested,  additional  Fund shares will be issued to that  shareholder in an amount equal in value to the  distribution.  For purposes of  determining  the number  of shares  that will be  distributed  under  the  Fund's  reinvestment program,  the dollar value of the distribution  payable to each Shareholder is divided by the net asset value determined as of the date of the  distribution.
Unless  you  provide  specific  instructions  as to  the  method  of  payment, dividends and distributions  will be automatically  reinvested,  in additional full and fractional shares of the Fund.

      Dividends and  distributions  are taxable to shareholders,  as discussed below,  whether  they are  reinvested  in  shares of the Fund or  received  in
cash.   Unless  you  inform  the  Fund   otherwise,   you  will  be   enrolled
automatically  in the  reinvestment  program.  You may, at any time,  elect to have  dividends  or  distributions  paid in cash,  rather than  reinvested  in additional  Fund shares  (provided that a minimum account balance of $500,000, as of the date that the Fund values shares for repurchase, is maintained).  If you  wish  to opt  out of  the  program  and to  receive  your  dividends  and
distributions  in  cash  or  if  you  have  additional   questions  about  the
reinvestment program,  please contact Tremont Partners,  Inc at 1.866.634.6220 to complete the necessary instructions.

      Taxes.  The Fund  intends to qualify as a regulated  investment  company under the Internal  Revenue  Code.  That means that in each year it qualifies, it will  pay no  federal  income  tax on the  earnings  or  capital  gains  it distributes  to its  shareholders.  This avoids a "double  tax" on that income and capital gains, since shareholders  normally will be taxed on the dividends and capital  gains they receive  from the Fund  (unless  their Fund shares are held in a  retirement  account or the  shareholder  is  otherwise  exempt from tax).  Tax-exempt  U.S.  investors will not incur unrelated  business  taxable income  with  respect  to  an  unleveraged  investment  in  Fund  shares.  The
Sub-Adviser  has  contracted  with a  non-affiliated  third  party  vendor  to perform certain  compliance  testing  exercises,  including income testing and issuer diversification,  relating to the Fund that are required of the Fund to qualify as a regulated  investment  company  under the Internal  Revenue Code.
This   compliance   testing  will  be  based  on  criteria   provided  by  the
Sub-Adviser.  The Sub-Adviser  shall be responsible  for reviewing,  analyzing and interpreting the format and content of the compliance  reports,  and shall
be  responsible  for  assessing   whether  the  Fund  is  in  compliance  with
applicable requirements under the Internal Revenue Code.

You should be aware of the  following  tax  implications  of  investing in the
Fund:

o     Whether  tax-exempt  investors  receive  them in cash or reinvest  them, dividends  and capital  gains  distributions  may be subject to state and local taxes.
o     Dividends paid from net investment  income and short-term  capital gains
         are  taxable  as  ordinary   income.   Distributions  of  the  Fund's
         long-term  capital gains are taxable as long-term  capital gains.  It does not matter how long you have held your shares.
o     Every  calendar  year the  Fund  will  send you and the IRS a  statement showing the amount of any taxable  dividends and other  distributions the  Fund  paid  to  you in  the  previous  calendar  year.  The  tax
         information  the  Fund  sends  you  will   separately   identify  any
         long-term capital gains distribution the Fund paid to you.
o     Because the Fund's share prices  fluctuate,  you may have a capital gain or loss when your shares are  repurchased  or you  exchange  them.  A capital  gain or loss is the  difference  between  the price you paid for the shares  and the price you  received  when they were  accepted for  repurchase or exchange.  Generally,  when shares of the Fund you have tendered are  repurchased,  you must  recognize any capital gain or loss on those shares.
o     If you buy shares on the date or just before the date the Fund  declares a capital  gains  distribution,  a portion of the purchase  price for the shares will be returned to you as a taxable distribution.
o     An investor  should  also be aware that the  benefits of the reduced tax rate  applicable to long-term  capital  gains and qualified  dividend income may be impacted by the application of the alternative  minimum tax to individual shareholders.
o     You should  review the more detailed  discussion  of federal  income tax considerations in the Statement of Additional Information.

Returns of Capital  Can Occur.  In certain  cases,  distributions  made by the
Fund may be considered a non-taxable  return of capital to  shareholders.  The
Fund will identify returns of capital in shareholder notices.

                    ADDITIONAL INFORMATION ABOUT THE FUND

The Fund's  Voting  Shares.  Each share of the Fund  represents an interest in the Fund  proportionately  equal to the shares of each other share. Each share
has  one  vote  at  shareholder   meetings,   with  fractional  shares  voting
proportionally,  on matters  submitted to the vote of shareholders.  There are no cumulative  voting  rights.  The Fund's shares do not have  pre-emptive  or conversion or  redemption  provisions.  In the event of a  liquidation  of the
Fund,  shareholders  are  entitled  to share pro rata in the net assets of the
Fund available for  distribution to shareholders  after all expenses and debts have been paid.

LIABILITY OF SHAREHOLDERS; DUTY OF CARE

      All persons  extending credit to, doing business with,  contracting with or having or asserting any claim  against the Fund or the Trustees  shall look
only  to  the  assets  of  the  Fund  for  payment   under  any  such  credit,
transaction,   contract  or  claim;  and  neither  the  shareholders  nor  the
Trustees,  nor any of their agents,  whether past, present or future, shall be personally  liable,  Notice of such disclaimer and agreement  thereto shall be given in each agreement,  obligation or instrument entered into or executed by
Fund or the Trustees.

      Under  the   Declaration  of  Trust,   there  is  expressly   disclaimed
shareholder  and Trustee  liability for the acts and  obligations of the Fund.
Nothing  in the  Declaration  of Trust  shall,  however,  protect a Trustee or officer  against  any  liability  to  which  such  Trustee  or  officer  would otherwise  be  subject  by reason of willful  misfeasance,  bad  faith,  gross negligence or reckless  disregard of the duties involved in the conduct of the office of Trustee or of such officer hereunder.

Massachusetts  law  permits a  shareholder  of a business  trust  (such as the
Fund)  to  be  held   personally   liability  as  a  "partner"  under  certain
circumstances.   However,   the  risk  that  a  Fund  shareholder  will  incur
financial  loss from being held liable as a  "partner"  of the Fund is limited to the relatively  remote  circumstances  in which the Fund would be unable to meet its obligations.

                  OF THE STATEMENT OF ADDITIONAL INFORMATION
                             Dated July 29, 2005

This  is  the  Table  of  Contents  of  the  Fund's  Statement  of  Additional
Information  dated  July  29,  2005.  It  should  be read  together  with  the
Prospectus.  You can obtain the Statement of Additional Information by writing to the Fund's Transfer  Agent,  OppenheimerFunds  Services,  at P.O. Box 5270,
Denver,  Colorado  80217,  or by calling the Transfer  Agent at the  toll-free number shown on the back cover.

Contents
------------------------------------------------------------------------------

INVESTMENT POLICIES AND PRACTICES

REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES

BOARD OF TRUSTEES

INVESTMENT ADVISORY SERVICES

CONFLICTS OF INTEREST

TAX ASPECTS

ERISA CONSIDERATIONS

BROKERAGE

VALUATION OF ASSETS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

CUSTODIAN

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

SUMMARY OF DECLARATION OF TRUST

FUND ADVERTISING AND SALES MATERIAL

FINANCIAL STATEMENTS

APPENDIX A: INDUSTRY CLASSIFICATIONS

                                   APPENDIX A

                            INVESTOR CERTIFICATION

     I hereby  certify  that I am:  (A) an  irrevocable  trust  that has a net worth*  in  excess  of $1.5  million  (the  "Net  Worth  Requirement");  (B) a
revocable   trust  and  each   grantor  of  the  trust  meets  the  Net  Worth
Requirement;  (C) an employee benefit plan (a "Plan") that meets the Net Worth
Requirement;  (D) a  participant-directed  Plan  and  the  person  making  the investment meets the Net Worth  Requirement;  (E) a corporation,  partnership,
limited   liability   company  or  other  entity  that  meets  the  Net  Worth
Requirement that is not (i) a registered  investment  company,  (ii) an entity which is excluded  from the  definition  of  Investment  Company under Section
3(a) of the Investment  Company Act of 1940 based on Section  3(c)(1)  because it is a non-publicly  offered entity whose securities are  beneficially  owned by not more than 100 persons, or (iii) a business  development company; or (F)
an entity referred to in clause E(i), (ii) or (iii) above,  not formed for the specific  purpose of investing in the Fund and each equity owner meets the Net
Worth Requirement.  I am exempt from federal income tax.

.......I understand  that it may be a violation of state and federal law for me to provide this  certification  if I know that it is not true. I have read the prospectus  of the Fund,  including  the investor  qualification  and investor suitability  provisions  contained therein. I understand that an investment in the Fund  involves a  considerable  amount of risk and that some or all of the investment  may be  lost.  I  understand  that an  investment  in the  Fund is suitable  only  for  investors  who can  bear the  risks  associated  with the limited  liquidity  of the  investment  and  should be  viewed as a  long-term investment.

.......I am aware of the Fund's  limited  provisions  for  transferability  and withdrawal and have carefully read and understand the  "Repurchases of Shares"
provisions in the prospectus.

.......I certify  that I am a United  States  person  within the meaning of the
Code  and  that my U.S.  taxpayer  identification  number  and  address  as it appears  in your  records,  is true  and  correct.  I  further  certify  under penalties  of  perjury  that I am NOT  subject to backup  withholding  because either (1) I am exempt from backup  withholding,  (2) I have not been notified by  the  Internal  Revenue  Service  ("IRS")  that  I  am  subject  to  backup withholding  as a result of a failure to report all interest or dividends,  or
(3)  the  IRS  has  notified  me  that  I  am  no  longer  subject  to  backup withholding.**

.......If I am the fiduciary  executing this Investor  Certificate on behalf of a Plan (the  "Fiduciary"),  I represent and warrant that I have considered the following  with  respect  to the  Plan's  investment  in  the  Fund  and  have
determined  that,  in  review  of  such  considerations,   the  investment  is
consistent   with  the   Fiduciary's   responsibilities   under  the  Employee
Retirement  Income  Security  Act of  1974,  as  amended  ("ERISA"):  (i)  the fiduciary  investment  standards  under  ERISA in the  context  of the  Plan's particular  circumstances;  (ii) the  permissibility  of an  investment in the
Fund under the documents  governing the Plan and the Fiduciary;  and (iii) the risks  associated  with an  investment in the Fund and the fact that I will be unable  to  redeem  the  investment.  However,  the  Fund may  repurchase  the investment  at certain  times and under  certain  conditions  set forth in the prospectus.

.......By signing  below,  I understand  that the Fund and its  affiliates  are relying on the  certification  and  agreements  made herein in  determining my qualification  and  suitability as an investor in the Fund. I understand  that an investment in the Fund is not appropriate  for, and may not be acquired by, any  person  who  cannot  make  this  certification,  and  agree to  indemnify
OppenheimerFunds,   Inc.  and  its  affiliates  and  hold  harmless  from  any liability  that you may incur as a result of this  certification  being untrue in any respect.

NOTE:  If  the  shareholders  of  a  joint  account  are  not  spouses,   both
shareholders must sign this certification.

By:  __________________            Print Name (and Title, if applicable):
--------------------

By:    __________________    Print   Name   (and   Title,    if   applicable):
--------------------

* As used herein,  "net worth" means the excess of total assets at fair market value, over total liabilities.
** The  Investor  must cross out item (2) if it has been  notified  by the IRS that it is currently  subject to backup  withholding  because it has failed to report all interest and dividends on its tax return.

OFI Tremont Core Strategies Hedge Fund
6803 South Tucson Way
Centennial, Colorado  80112
1.866.634.6220

Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street
New York, New York  10281-1008

Sub-Adviser
Tremont Partners, Inc.
555 Theodore Fremd Avenue
Corporate Center at Rye
Rye, New York 10580
1.914.925.1140

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street
New York, New York  10281-1008

Transfer Agent
OppenheimerFunds Services
6803 South Tucson Way
Centennial, CO  80112

Custodian Bank
Citibank, N.A.
111 Wall Street
New York, NY  10005

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY  10036

Fund Counsel
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, NY 10019-5820

INFORMATION AND SERVICES
For More Information on OFI Tremont Core Strategies Hedge Fund
The following additional information about the Fund is available without charge upon request:

Statement  of  Additional  Information.   This  document  includes  additional
information about the Fund's investment  policies,  risks, and operations.  It is incorporated  by reference into this Prospectus  (which means it is legally part of this Prospectus).

Annual  and  Semi-Annual  Reports.  Additional  information  about the  Fund's investments  and  performance  is  available in the Fund's  Annual  Reports to shareholders.

How to Get More Information:
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:
---------------------------------------------------------------------------

By Telephone:

---------------------------------------------------------------------------
Call OppenheimerFunds Services toll-free: 1.866.634.6220
---------------------------------------------------------------------------

By Mail:

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Write to:

---------------------------------------------------------------------------
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270
---------------------------------------------------------------------------

On the Internet:

---------------------------------------------------------------------------
---------------------------------------------------------------------------

You can request these  documents by e-mail or through the  OppenheimerFunds
website.   You  may  also  read  or  download  certain   documents  on  the
OppenheimerFunds website: www.oppenheimerfunds.com

---------------------------------------------------------------------------
  Information   about  the  Fund   including   the   Statement  of  Additional
  Information  can be reviewed and copied at the SEC's Public  Reference  Room in Washington,  D.C.  Information  on the operation of the Public  Reference
  Room may be  obtained  by calling  the SEC at  1.202.942.8090.  Reports  and other  information about the Fund are available on the EDGAR database on the
  SEC's Internet website at  http://www.sec.gov.  Copies may be obtained after
                             ------------------
  payment of a  duplicating  fee by  electronic  request  at the SEC's  e-mail address:  publicinfo@sec.gov  or by  writing to the SEC's  Public  Reference
  Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                                The   Fund's   shares   are
distributed by:
                                                         OppenheimerFunds
Distributor, Inc.

The Fund's SEC File No. is 811- 21110
PR0482.001.0705  Printed on recycled paper.

                    OFI Tremont Core Strategies Hedge Fund

                                July 29, 2005

                     STATEMENT OF ADDITIONAL INFORMATION

                          Two World Financial Center
                        225 Liberty Street, 11th Floor
                        New York, New York 10281-1008
                                (212) 323-0200
                           toll-free (866) 634-6220

      This  Statement of Additional  Information  ("SAI") is not a prospectus.
This SAI relates to and should be read in  conjunction  with the prospectus of
OFI Tremont Core  Strategies  Hedge Fund (the "Fund"),  dated July 29, 2005. A copy  of  the  prospectus  may be  obtained  by  contacting  the  Fund  at the telephone numbers or address set forth above.

      This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                                                          PAGE

INVESTMENT POLICIES AND
PRACTICES..................................................................2
REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF
SHARES....................................................................13
BOARD OF
TRUSTEES..................................................................15
INVESTMENT ADVISORY
SERVICES..................................................................24
CONFLICTS OF
INTEREST..................................................................30
TAX
ASPECTS...................................................................32
ERISA
CONSIDERATIONS............................................................34
BROKERAGE.................................................................35
VALUATION OF
ASSETS....................................................................36
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL
COUNSEL...................................................................38
CUSTODIAN.................................................................39
CONTROL PERSONS AND PRINCIPAL HOLDERS OF
SECURITIES................................................................39
SUMMARY OF DECLARATION OF
TRUST.....................................................................40
FUND ADVERTISING AND SALES
MATERIAL..................................................................41
FINANCIAL
STATEMENTS................................................................42
APPENDIX A:  INDUSTRY
CLASSIFICATIONS...........................................................A-1

                      INVESTMENT POLICIES AND PRACTICES

            The investment  objective and principal  investment  strategies of the  Fund,  as  well  as  the  principal  risks  associated  with  the  Fund's investment  strategies,  are set forth in the prospectus.  Certain  additional investment information is set forth below.

FUNDAMENTAL POLICIES

            The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("shares"), are listed below.  As defined by the Investment Company
Act of 1940, as amended (the "Investment Company Act"), the vote of a
"majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of security holders duly called, (a) of 67%
or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.  The Fund may not:

o     Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the Securities Exchange Commission (the "SEC").

o     Borrow money, except to the extent permitted by Section 18 of the
                  Investment Company Act or as otherwise permitted by the SEC.

o     Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its
                  portfolio securities.

o     Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase
                  agreements except as permitted under the Investment Company
                  Act.

o     Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

o     Invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and
                  forward contracts, including those related to indexes, and options on indexes.

o     Invest 25% or more of the value of its total assets in the securities
                  (other than U.S. Government securities) of issuers engaged in any single industry; provided, however, that the Fund
                                          =================================
                  will invest 25% or more of the value of its total assets in
                  ========================================================
                  Hedge Funds that pursue market neutral investment
                             =======================================
                  strategies (except temporarily during any period of adverse
                  ============================================================
                  market conditions affecting Hedge Funds that pursue such
                  =========================================================
                  strategies), but will not invest 25% or more of the value
                  ==========================================================
                  of its total assets in Hedge Funds that, in the aggregate,
                  ===========================================================
                  have investment programs that focus on investing in any
                  ========================================================
                  single industry.
                  =================

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

      Currently, under the Investment Company Act, the maximum amount the
Fund may borrow is to the extent that the value of the Fund's assets, less its liabilities, other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing)..

      The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.  Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.  The Fund's investment policies and restrictions do not apply to the activities and transactions of the investment funds in which the Fund's assets are invested, but will apply to investments made by the Fund.

      The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the Fund's outstanding voting securities.

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

            As discussed in the prospectus, the Fund will invest primarily in private investment funds ("Hedge Funds") that are managed by alternative asset managers ("Hedge Fund Managers") that employ a wide range of specialized investment strategies that each individually offers the potential for attractive investment returns and which, when blended together within the
Fund's portfolio, are designed to produce an overall investment exposure that has a low correlation to the general performance of equity, debt and other markets.  The Fund may also on occasion retain a Hedge Fund Manager to manage a designated segment of the Fund's assets (a "Segregated Account") in accordance with the Hedge Fund Manager's investment program.  Additional information regarding the types of securities and financial instruments in which Hedge Fund Managers may invest the assets of Hedge Funds and Segregated
Accounts, and certain of the investment techniques that may be used by Hedge
Fund Managers, is set forth below.

EQUITY SECURITIES

            The investment portfolios of Hedge Funds and Segregated Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.  The value of equity securities depends on business, economic and other factors affecting those issuers.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

            Hedge Fund Managers may generally invest Hedge Funds and
Segregated Accounts in equity securities without restriction.  These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies.  The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.  These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES

            Hedge Funds and Segregated Accounts may invest in fixed-income securities. A Hedge Fund Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity.  Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.  Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).  Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

            Hedge Funds and Segregated Accounts may invest in both investment
grade and non-investment grade debt securities (commonly   referred   to
as   "junk   bonds").  Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a
Hedge Fund Manager to be of comparable quality.

            A Hedge Fund's or Segregated Account's investments in
non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.
Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities.  In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES

            Hedge Funds and Segregated Accounts may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers.  Non-U.S. securities in which Hedge Funds and Segregated Accounts may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded.  Investments in non-U.S.
securities are affected by risk factors generally not thought to be present in the U.S.  These factors are listed in the prospectus under "Risk
Factors--Non-U.S. Investments."

            As a general matter, Hedge Funds and Segregated Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S.
currency denominated portfolio securities irrespective of the underlying investment.  However, from time to time, a Hedge Fund or Segregated Account may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective.  Forward contracts are transactions involving the Hedge Fund's or
Segregated Account's obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by the Hedge
Fund or Segregated Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Hedge Fund or Segregated Account anticipates purchasing or selling a
non-U.S. security.  This technique would allow the Hedge Fund or Segregated
Account to "lock in" the U.S. dollar price of the security.  Forward contracts also may be used to attempt to protect the value of the Hedge
Fund's or Segregated Account's existing holdings of non-U.S. securities.
There may be, however, imperfect correlation between the Hedge Fund's or
Segregated Account's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings.  Forward contracts also may be used for non-hedging purposes to pursue the Fund's or a Hedge Fund's investment objective, such as when a Hedge Fund Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the
Fund's or Hedge Fund's investment portfolio.

            ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above.  ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation.  Issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

            The Fund, Hedge Funds and Segregated Accounts may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as Tremont Partners, Inc., the Fund's Sub-Adviser (the
"Sub-Adviser"), or Hedge Fund Managers deem appropriate under the circumstances.  The Fund or Hedge Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal
Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

            Repurchase agreements are agreements under which the Fund, a
Hedge Fund or Segregated Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date.  If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund,
Hedge Fund or Segregated Account would have the right to sell the securities.  This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Hedge Fund or Segregated
Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.
Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.  The
Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

            Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Hedge Fund or
Segregated Account.  Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Hedge Fund's or Segregated
Account's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

            Hedge Funds and Segregated Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities.  They may also use these techniques for non-hedging purposes in pursuing their investment objectives.
These techniques may involve the use of derivative transactions.  The techniques Hedge Funds and Segregated Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments.  Certain of the special investment techniques that
Hedge Funds or Segregated Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.  It is possible that any hedging transaction may not perform as anticipated and that a Hedge Fund or Segregated Account may suffer losses as a result of its hedging activities.

            DERIVATIVES.  Hedge Funds and Segregated Accounts may engage in transactions involving options, futures and other derivative financial instruments.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit Hedge Funds and
Segregated Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

            Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Hedge Fund's or Segregated Account's performance.

            If a Hedge Fund or Segregated Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Hedge Fund's or Segregated Account's return or result in a loss.  A Hedge Fund or Segregated Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the
Hedge Fund or Segregated Account were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

            OPTIONS AND FUTURES.  The Hedge Fund Managers may utilize options and futures contracts.  Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties.  When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Hedge Fund or Segregated Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract.  Such transactions may also be illiquid and, in such cases, a Hedge Fund Manager may have difficulty closing out its position.  Over-the-counter options purchased and sold by Hedge Funds and Segregated Accounts may include options on baskets of specific securities.

            The Hedge Fund Managers may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives.  A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option.  Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.  A covered call option is a call option with respect to which a Hedge Fund or Segregated Account owns the underlying security.  The sale of such an option exposes a Hedge Fund or Segregated
Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Hedge Fund's or
Segregated Account's books.  The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets.  Options sold by the Hedge Funds need not be covered.  The
Fund will segregate liquid assets to cover positions that could be considered to potentially leverage the Fund to the extent required by applicable laws and regulations. A Hedge Fund or Segregated Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  The Hedge Fund or Segregated Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, a Hedge Fund Manager would ordinarily effect a similar "closing sale transaction," which involves liquidating position by selling the option previously purchased, although the
Hedge Fund Manager could exercise the option should it deem it advantageous to do so.

            The use of derivatives that are subject to regulation by the
Commodity Futures Trading Commission (the "CFTC") by Hedge Funds and
Segregated Accounts could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC.  However, the Fund intends to conduct its operations to avoid regulation as a commodity pool.
If applicable CFTC rules change, such conditions may be applied to the Fund's use of certain derivatives.

            Hedge Funds and Segregated Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United
States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes.  Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

            Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Hedge Fund or Segregated Account to substantial losses.

            Successful use of futures also is subject to a Hedge Fund
Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

            Some or all of the Hedge Fund Managers may purchase and sell stock index futures contracts for a Hedge Fund or Segregated Account.  A stock index future obligates a Hedge Fund or Segregated Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

            Some or all of the Hedge Fund Managers may purchase and sell interest rate futures contracts for a Hedge Fund or Segregated Account.  An interest rate future obligates represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

            Some or all of the Hedge Fund Managers may purchase and sell currency futures.  A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

            OPTIONS ON SECURITIES INDEXES.  Some or all of the Hedge Fund
Managers may purchase and sell for the Hedge Funds and Segregated Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives.  A stock index fluctuates with changes in the market values of the stocks included in the index.
Accordingly, successful use by a Hedge Fund Manager of options on stock indexes will be subject to the Hedge Fund Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.

            WARRANTS AND RIGHTS.  Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities.  Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company.
Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.
As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.  In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

            SWAP AGREEMENTS.  The Hedge Fund Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Hedge
Funds and Segregated Accounts.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

            Most swap agreements entered into by a Hedge Fund or Segregated
Account would require the calculation of the obligations of the parties to the agreements on a "net basis."  Consequently, a Hedge Fund's or Segregated
Account's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make.  If the other party to a swap defaults, a Hedge Fund's or
Segregated Account's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

            To achieve investment returns equivalent to those achieved by a
Hedge Fund Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the
Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period.  The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances.  The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear.  The Fund does not currently intend to use swaps or other derivatives in this manner.

LENDING PORTFOLIO SECURITIES

            A Hedge Fund or Segregated Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The Hedge Fund or
Segregated Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Hedge Fund or Segregated Account an opportunity to earn interest on the amount of the loan and on the loaned securities'
collateral.  A Hedge Fund or Segregated Account generally will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The
Hedge Fund or Segregated Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Hedge Fund or Segregated Account.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

            To reduce the risk of changes in securities prices and interest rates, a Hedge Fund or Segregated Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase.  The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Hedge Fund or
Segregated Account enters into the commitment, but the Hedge Fund or
Segregated Account does not make payment until it receives delivery from the counterparty.  After a Hedge Fund or Segregated Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.
            Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities so purchased may expose a Hedge Fund or
Segregated Account to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Hedge Fund or Segregated Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Hedge Fund or Segregated Account.  In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Hedge Fund or
Segregated Account on a forward basis will not honor its purchase obligation.  In such cases, the Hedge Fund or Segregated Account may incur a loss.

PORTFOLIO TURNOVER

"Portfolio turnover" describes the rate at which the Fund traded its portfolio investments during its last fiscal year.  For example, if a fund sold all of its portfolio investments during the year, its portfolio turnover rate would have been 100%. The Sub-Adviser is not limited in the amount of portfolio trading it may conduct on behalf of the Fund in seeking to achieve the Fund's investment objective and will invest in and withdraw from the
Hedge Funds held in the Fund's portfolio as it deems appropriate. The rate of portfolio turnover will not be treated as a limiting or relevant factor when circumstances exist that are considered by the Sub-Adviser to make portfolio changes advisable.

Although the Sub-Adviser expects that many of the Fund's investments in Hedge
Funds will be relatively long term in nature, it may make changes in the
Fund's particular portfolio holdings whenever it is considered that an investment no longer offers the potential for attractive returns, or has reached its anticipated level of performance, or (especially when cash is not otherwise available) that another investment appears to have a relatively greater opportunity for return. The Sub-Adviser may also make strategy specific reallocations to certain Hedge Funds held in the Fund's portfolio to seek to limit the Fund's overall investment exposure to general trends in equity, debt and other markets.  The Sub-Adviser may also make general portfolio changes to increase the Fund's cash to position us in a defensive posture. The Sub-Adviser may make portfolio changes without regard to the length of time the Fund has held an investment, or whether a sale results in profit or loss, or whether a purchase results in the reacquisition of an investment which the Fund may have only recently sold. The portfolio turnover rate may vary greatly from year to year as well as during a year and may also be affected by cash requirements.  If the Fund repurchases large amounts of shares during Repurchase Offers, it may have to sell portions of its securities holdings to raise cash to pay for those repurchases.  That might may result in a higher than usual portfolio turnover rate.

The annual rate of the Fund's total portfolio turnover for the fiscal years ended March 31, 2005 and March 31, 2004 was 48% and 38% respectively.

          REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES

REPURCHASE OFFERS

            As discussed in the prospectus, offers to repurchase shares will be made by the Fund at such times and on such terms as may be determined by the Board of Trustees of the Fund (the "Trustees" or "Board"), in its sole discretion in accordance with the provisions of applicable law.  In determining whether the Fund should repurchase shares from shareholders pursuant to written tenders, the Board will consider the recommendation of
OppenheimerFunds, Inc., the Fund's investment adviser (the "Adviser").  The
Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

            The Board will cause the Fund to make offers to repurchase shares from shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all shareholders.  When the Board determines that the Fund will repurchase shares, notice will be provided to each shareholder describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity.  Shareholders who are deciding whether to tender shares during the period that a repurchase offer is open may ascertain an estimated net asset value of their shares from the Adviser during such period.  If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder.

            As discussed in the prospectus, the Fund will issue notes to tendering shareholders in connection with the repurchase of shares.  Upon its acceptance of tendered shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in Hedge Funds that the Fund has requested be withdrawn
(or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the notes issued by the Fund in connection with the repurchase offer.

            Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Sub-Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.  The Sub-Adviser intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of shares.

MANDATORY REDEMPTIONS

            As noted in the prospectus, the Fund has the right to redeem shares under certain circumstances.  Such mandatory redemptions may be made if:

o     shares have been transferred or shares have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder;

o     ownership of shares will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

o     continued ownership of such shares may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences;

o     any of the representations and warranties made by a shareholder in connection with the acquisition of shares was not true when made or has ceased to be true; or

o     it would be in the best interests of the Fund to redeem shares or portion thereof.

TRANSFERS OF SHARES

            No shareholder will be permitted to transfer shares of the Fund unless after such transfer the value of the shares remaining is at least equal to Fund's minimum investment requirement.

                              BOARD OF TRUSTEES

            The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under federal and Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Adviser and the Sub-Adviser.  Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

            The Board of Trustees has an Audit Committee.  The Audit
Committee is comprised solely of Independent Trustees.  The members of the
Audit Committee are Joseph M. Wikler (Chairman), Ronald Abdow and Peter I.
Wold.  The Audit Committee held 4 meetings during the fiscal year ended March
31, 2005.  The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm.  Other main functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the
Fund's independent registered public accounting firm regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the
Adviser's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent registered public accounting firm and its Independent Trustees; and (v) reviewing the independence of the
Fund's independent registered public accounting firm; (vi) pre-approving any non-audit services (including tax services) that are not prohibited by the
Sarbanes-Oxley Act by the Fund's independent registered public accounting firm for the Fund, the Adviser and certain affiliates of the Advisers; and
(vii) exercising all other functions outlined in the Audit Committee Charter.

            The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Trustees, and selecting and nominating Independent Trustees for election.  The Audit Committee may, but need not, consider the advice and recommendation of the Adviser and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

            To date, the Audit Committee has been able to identify from its own resources an ample number of qualified candidates.  Nonetheless, shareholders may submit names of individuals for the Audit Committee's consideration by mailing to the Audit Committee in care of the Fund such information, accompanied by background information as requested by the Audit
Committee.  The Audit Committee may consider such persons at such time as it meets to consider possible nominees.  The Audit Committee, however, reserves sole discretion to determine the candidates to present to the Board and/or shareholders when it meets for the purpose of considering potential nominees.

Trustees and Officers of the Fund. Except for Messrs. Murphy and Walcott,
each of the Trustees is an "Independent Trustee" under the Investment Company
Act. Mr. Murphy is an "Interested Trustee" because he is affiliated with the
Adviser by virtue of his positions as an officer and director of the Adviser, and as a shareholder of its parent company. Mr. Walcott is an "Interested
Trustee" because of his affiliation with the Adviser's parent company. All of the Trustees are also trustees or directors of the following Oppenheimer funds (referred to as "Board IV Funds"):

  Oppenheimer Dividend Growth Fund        Oppenheimer Real Estate Fund
  Oppenheimer   International   Large-Cap
  Core Fund                               Oppenheimer Select Value Fund
  Oppenheimer International Value Fund    Oppenheimer Total Return Bond Fund
  Oppenheimer   Limited  Term  California Oppenheimer  Tremont  Market Neutral
  Municipal Fund                          Fund LLC
                                          Oppenheimer    Tremont   Opportunity
  Oppenheimer Portfolio Series            Fund LLC
                                          OFI Tremont  Core  Strategies  Hedge
      Active Allocation Fund              Fund
                                          OFI  Tremont  Market  Neutral  Hedge
      Aggressive Investor Fund            Fund
      Conservative Investor Fund
      Moderate Investor Fund

            Messrs. Gillespie, Murphy, Petersen, Vandehey, Vottiero, Wixted
and Zack, and Mses. Bloomberg and Ives who are officers of the Fund, hold the same offices with one or more of the other Board IV Funds as with the Fund.
As of June 30, 2005, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of the outstanding shares of the Fund.
The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Adviser, other than the shares beneficially owned under that plan by the officers of the
Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members) own securities of either the Adviser,
Sub-Advisor or Distributor of the Board IV Funds or any entity directly or indirectly controlling, controlled by or under common control with the
Adviser, Sub-Adviser or Distributor.

            The Trustees and officers, their positions with the Fund, length of service in such position(s), and principal occupations and business affiliations during the past five years are listed in the chart below. The charts also include information about the Trustees' beneficial share ownership in the Fund and in all registered investment companies that a
Trustee oversees in the Oppenheimer family of funds ("Supervised Funds").

            The address of each Trustee and Interested Trustee in the charts below is 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5     Dollar    Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                     Years;                                    Range of  Any of the
Position(s) Held     Other Trusteeships/Directorships Held by  Shares    Oppenheimer
with Fund,           Trustee;                                  BeneficialFunds
Length of Service,   Number of Portfolios in Fund Complex      Owned in  Overseen
Age                  Currently Overseen by Trustee             the Fund  by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Peter I. Wold,       President  of Wold Oil  Properties,  Inc. None      Over
Chairman of the      (oil and gas  exploration  and production           $100,000
Board since          company)  (since 1994);  Vice  President,
December 2004;       Secretary  and  Treasurer  of Wold  Trona
Trustee since 2002   Company,  Inc.  (soda ash  processing and
Age:  57             production)  (since 1996); Vice President
                     of Wold Talc Company,  Inc. (talc mining)
                     (since   1999);    Managing   Member   of
                     Hole-in-the-Wall  Ranch (cattle ranching)
                     (since  1979);  Director  and Chairman of
                     the Denver Branch of the Federal  Reserve
                     Bank  of  Kansas  City  (1993-1999);  and
                     Director   of    PacifiCorp.    (electric
                     utility)    (1995-1999).    Oversees   15
                     portfolios   in   the    OppenheimerFunds
                     complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald J. Abdow,     Chairman of Abdow  Corporation  (operator None      Over
Trustee since 2002   of restaurants) (since 1959);  Trustee of           $100,000
Age:  73             the  following  real  estate   businesses
                     (owners and  operators  of  restaurants):
                     G&R Realty Co.  (since  1973),  G&R Trust
                     Co.  (since  1973),   Abdow   Partnership
                     (since 1975),  Auburn  Associates  (since
                     1983)  and   Hazard   Associates   (since
                     1985);  Trustee of the following open-end
                     investment    companies:    MML    Series
                     Investment    Fund   II   (since   2005),
                     MassMutual  Premier  Funds (since  2004),
                     MML Series  Investment  Fund  (1993-2004)
                     and of MassMutual  Select Funds (formerly
                     MassMutual      Institutional      Funds)
                     (1994-2004);  Trustee of Bay State Health
                     System  (health  services)  (since 1994);
                     Chairman  of  Western  Mass   Development
                     Corp.   (non-profit   land   development)
                     (since  1996);  and  Chairman of American
                     International     College     (non-profit
                     college)   (since   1991).   Oversees  17
                     portfolios   in   the    OppenheimerFunds
                     complex.*
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joseph M. Wikler,    Director of the following  medical device None      $50,001 -
Trustee since 2002   companies:   Medintec  (since  1992)  and           $100,000
Age:  64             Cathco  (since  1996);  Director of Lakes
                     Environmental  Association  (since 1996);
                     Member  of the  Investment  Committee  of
                     the   Associated   Jewish   Charities  of
                     Baltimore   (since  1994);   Director  of
                     Fortis/Hartford        mutual       funds
                     (1994-December    2001).    Oversees   15
                     portfolios   in   the    OppenheimerFunds
                     complex.
-------------------------------------------------------------------------------------
*  Includes two open-end investment companies:  MassMutual Institutional Funds and MML Series  Investment  Fund. In accordance with the  instructions  for
   Form N-1A,  for purposes of this  section  only,  MassMutual  Institutional
   Funds and MML Series  Investment  Fund are included in the "Fund  Complex."
   The  Adviser  does not  consider  MassMutual  Institutional  Funds  and MML
   Series Investment Fund to be part of the  OppenheimerFunds'  "Fund Complex"
   as that term may be otherwise interpreted.

-------------------------------------------------------------------------------------
                                 Interested Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5     Dollar    Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                     Years;                                    Range of  Any of the
Position(s) Held     Other Trusteeships/Directorships Held by  Shares    Oppenheimer
with Fund,           Trustee;                                  BeneficialFunds
Length of Service,   Number of Portfolios in Fund Complex      Owned in  Overseen
Age                  Currently Overseen by Trustee             the Fund  by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Eustis Walcott,      Principal    with   Ardsley    Associates None      $10,001-$50,000
Trustee since 2002   (consulting firm) (since 2000);  Director
Age:  67             of Cornerstone  Real Estate  Advisors LLC
                     (real    estate     equity     investment
                     management  services)  (affiliate  of the
                     Adviser)  (since October 2000);  Director
                     of  MML  Investors  Services  (individual
                     retirement,  insurance,  investment,  and
                     life   event   planning    products   and
                     services   company)   (affiliate  of  the
                     Adviser)  (since October  2000);  Trustee
                     of OFI Trust  Company  (affiliate  of the
                     Adviser)  (since  2001);  Trustee  of the
                     American  International  College (private
                     educational  institution)  (1995-December
                     2003);    Senior   Vice    President   of
                     Massachusetts   Mutual   Life   Insurance
                     Company  (insurance and annuity products)
                     (Adviser's     parent    company)    (May
                     1990-July  2000);  Member of the Board of
                     MassMutual Foundation for Hartford,  Inc.
                     (charitable  organization)  (since 1996);
                     Vice  President of MassMutual  Foundation
                     for   Hartford,    Inc.   (since   1997).
                     Oversees    15    portfolios    in    the
                     OppenheimerFunds complex.
-------------------------------------------------------------------------------------

            The address of Mr. Murphy in the chart below is Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008.
Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5     Dollar    Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                     Years;                                    Range of  any of the
Position(s) Held     Other Trusteeships/Directorships Held by  Shares    Oppenheimer
with Fund,           Trustee;                                  BeneficialFunds
Length of Service;   Number of Portfolios in Fund Complex      Owned in  Overseen
Age                  Currently Overseen by Trustee             the Fund  by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,      Chairman,  Chief  Executive  Officer  and None      Over
President and        Director  (since June 2001) and President           $100,000
Trustee              (since  September  2000) of the  Adviser;
Trustee since 2002   President  and  Director  or  Trustee  of
Age: 55              other  Oppenheimer  funds;  President and
                     Director   of   Oppenheimer   Acquisition
                     Corp.   ("OAC")  (the  Adviser's   parent
                     holding   company)  and  of   Oppenheimer
                     Partnership   Holdings,   Inc.   (holding
                     company   subsidiary   of  the   Adviser)
                     (since    July    2001);    Director   of
                     OppenheimerFunds     Distributor,    Inc.
                     (subsidiary   of  the   Adviser)   (since
                     November 2001);  Chairman and Director of
                     Shareholder   Services,   Inc.   and   of
                     Shareholder   Financial  Services,   Inc.
                     (transfer   agent   subsidiaries  of  the
                     Adviser)  (since  July  2001);  President
                     and Director of  OppenheimerFunds  Legacy
                     Program    (charitable    trust   program
                     established  by the Adviser)  (since July
                     2001);    Director   of   the   following
                     investment  advisory  subsidiaries of the
                     Adviser:    OFI    Institutional    Asset
                     Management,    Inc.,   Centennial   Asset
                     Management      Corporation,      Trinity
                     Investment  Management   Corporation  and
                     Tremont Capital  Management,  Inc. (since
                     November   2001),    HarbourView    Asset
                     Management  Corporation  and OFI  Private
                     Investments,   Inc.  (since  July  2001);
                     President  (since  November  1, 2001) and
                     Director    (since    July    2001)    of
                     Oppenheimer Real Asset Management,  Inc.;
                     Executive      Vice      President     of
                     Massachusetts   Mutual   Life   Insurance
                     Company  (OAC's  parent  company)  (since
                     February    1997);    Director   of   DLB
                     Acquisition  Corporation (holding company
                     parent of Babson Capital  Management LLC)
                     (since   June   1995);   Member   of  the
                     Investment  Company  Institute's Board of
                     Governors (since October 3,  2003); Chief
                     Operating    Officer   of   the   Adviser
                     (September  2000-June  2001);   President
                     and  Trustee  of  MML  Series  Investment
                     Fund   and   MassMutual    Select   Funds
                     (open-end      investment      companies)
                     (November  1999-November 2001);  Director
                     of   C.M.    Life    Insurance    Company
                     (September 1999-August 2000);  President,
                     Chief  Executive  Officer and Director of
                     MML  Bay  State  Life  Insurance  Company
                     (September  1999-August  2000);  Director
                     of  Emerald  Isle  Bancorp  and  Hibernia
                     Savings Bank (wholly-owned  subsidiary of
                     Emerald  Isle  Bancorp)  (June  1989-June
                     1998).   Oversees  66   portfolios  as  a
                     trustee  or  director  and 20  additional
                     portfolios     as    officer    in    the
                     OppenheimerFunds complex.
-------------------------------------------------------------------------------------

The address of the Officers in the chart below is as follows: for Messrs.
Gillespie and Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty
Street, New York, NY 10281-1008, for Messrs. Petersen, Vandehey, Vottiero,
and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924.  Each
officer serves for an indefinite term or until his or her earlier resignation, death or removal.

----------------------------------------------------------------------------------
                              Officers of the Fund
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Name;                            Principal occupation(s) during past 5 years
Position;
Commencement of Service;
Age
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Mark S. Vandehey,            Senior Vice President and Chief  Compliance  Officer
Vice President and Chief     of the Adviser  (since March 2004);  Vice  President
Compliance Officer since     of OppenheimerFunds  Distributor,  Inc.,  Centennial
2004                         Asset   Management   Corporation   and   Shareholder
Age:  54                     Services,   Inc.  (since  June  1983).  Former  Vice
                             President  and  Director  of  Internal  Audit of the
                             Adviser  (1997-February  2004).  An  officer  of  86
                             portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Brian Wixted,                Senior Vice  President  and Treasurer of the Adviser
Treasurer since 2002         (since  March  1999);  Treasurer  of the  following:
Age:  45                     HarbourView     Asset    Management     Corporation,
                             Shareholder  Financial Services,  Inc.,  Shareholder
                             Services,  Inc.,  Oppenheimer  Real Asset Management
                             Corporation,  and Oppenheimer  Partnership Holdings,
                             Inc.  (since March 1999),  OFI Private  Investments,
                             Inc.    (since   March    2000),    OppenheimerFunds
                             International     Ltd.     (since     May     2000),
                             OppenheimerFunds   plc   (since   May   2000),   OFI
                             Institutional   Asset   Management,    Inc.   (since
                             November 2000), and OppenheimerFunds  Legacy Program
                             (charitable   trust  program   established   by  the
                             Adviser)  (since  June  2003);  Treasurer  and Chief
                             Financial   Officer  of  OFI  Trust  Company  (trust
                             company   subsidiary  of  the  Adviser)  (since  May
                             2000);  Assistant  Treasurer of the  following:  OAC
                             (since  March   1999),Centennial   Asset  Management
                             Corporation    (March    1999-October    2003)   and
                             OppenheimerFunds  Legacy  Program  (April  2000-June
                             2003);  Principal  and Chief  Operating  Officer  of
                             Bankers Trust  Company-Mutual Fund Services Division
                             (March   1995-March   1999).   An   officer   of  86
                             portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Brian Petersen,              Assistant  Vice  President  of  the  Adviser  (since
Assistant Treasurer since    August 2002);  Manager/Financial  Product Accounting
2004                         of  the  Adviser   (November   1998-July  2002).  An
Age: 34                      officer  of 86  portfolios  in the  OppenheimerFunds
                             complex
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Philip Vottiero,             Vice   President/Fund   Accounting  of  the  Adviser
Assistant Treasurer since    (since   March   2002);   Vice   President/Corporate
2002                         Accounting  of the Adviser (July  1999-March  2002);
Age:  42                     Chief  Financial  Officer  of  Sovlink   Corporation
                             (April  1996-June 1999). An officer of 86 portfolios
                             in the OppenheimerFunds complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Robert G. Zack               Executive  Vice  President  (since January 2004) and
Secretary since 2002         General  Counsel  (since March 2002) of the Adviser;
Age: 56                      General  Counsel  and  Director  of the  Distributor
                             (since   December   2001);    General   Counsel   of
                             Centennial  Asset  Management   Corporation   (since
                             December  2001);  Senior Vice  President and General
                             Counsel of HarbourView Asset Management  Corporation
                             (since   December   2001);   Secretary  and  General
                             Counsel  of OAC  (since  November  2001);  Assistant
                             Secretary   (since   September  1997)  and  Director
                             (since    November    2001)   of    OppenheimerFunds
                             International  Ltd. and  OppenheimerFunds  plc; Vice
                             President  and Director of  Oppenheimer  Partnership
                             Holdings,  Inc. (since  December 2002);  Director of
                             Oppenheimer  Real  Asset  Management,   Inc.  (since
                             November  2001);  Senior  Vice  President,   General
                             Counsel  and  Director  of   Shareholder   Financial
                             Services,   Inc.  and  Shareholder  Services,   Inc.
                             (since  December   2001);   Senior  Vice  President,
                             General   Counsel   and   Director  of  OFI  Private
                             Investments,  Inc.  and  OFI  Trust  Company  (since
                             November 2001);  Vice President of  OppenheimerFunds
                             Legacy  Program  (since  June  2003);   Senior  Vice
                             President and General  Counsel of OFI  Institutional
                             Asset   Management,   Inc.  (since  November  2001);
                             Director of  OppenheimerFunds  (Asia) Limited (since
                             December   2003);   Senior   Vice   President   (May
                             1985-December    2003),   Acting   General   Counsel
                             (November  2001-February 2002) and Associate General
                             Counsel  (May  1981-October  2001)  of the  Adviser;
                             Assistant  Secretary of the  following:  Shareholder
                             Services,    Inc.    (May    1985-November    2001),
                             Shareholder   Financial  Services,   Inc.  (November
                             1989-November     2001),    and     OppenheimerFunds
                             International Ltd. (September  1997-November  2001).
                             An officer of 86 portfolios in the  OppenheimerFunds
                             complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Kathleen T. Ives             Vice President  (since June 1998) and Senior Counsel
Assistant Secretary since    and Assistant  Secretary (since October 2003) of the
2002                         Adviser;  Vice President  (since 1999) and Assistant
Age: 39                      Secretary  (since October 2003) of the  Distributor;
                             Assistant  Secretary of Centennial  Asset Management
                             Corporation  (since  October  2003);  Vice President
                             and  Assistant  Secretary of  Shareholder  Services,
                             Inc.   (since   1999);    Assistant   Secretary   of
                             OppenheimerFunds   Legacy  Program  and  Shareholder
                             Financial  Services,  Inc.  (since  December  2001);
                             Assistant    Counsel   of   the   Adviser    (August
                             1994-October  2003).  An officer of 86 portfolios in
                             the OppenheimerFunds complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Lisa I. Bloomberg,           Vice President and Associate  Counsel of the Adviser
Assistant Secretary since    (since  May  2004);   First  Vice  President  (April
2004                         2001-April    2004)   Associate    General   Counsel
Age:  37                     (December    2000-April   2004),    Corporate   Vice
                             President  (May   1999-April   2001)  and  Assistant
                             General  Counsel  (May  1999-December  2000)  of UBS
                             Financial  Services  Inc.   (formerly,   PaineWebber
                             Incorporated).  An officer of 86  portfolios  in the
                             OppenheimerFunds complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Phillip S. Gillespie,        Senior Vice President and Deputy General  Counsel of
Assistant Secretary since    the Adviser (since  September  2004);  Mr. Gillespie
2004                         held  the  following   positions  at  Merrill  Lynch
Age:  41                     Investment   Management:    First   Vice   President
                             (2001-September   2004);  Director   (2000-September
                             2004) and Vice President (1998-2000).  An officer of
                             86 portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------------

      |X| Remuneration of Trustees. The officers of the Fund who are
affiliated with the Adviser receive no salary or fee from the Fund. The
Independent Trustees of the Fund received the compensation shown below from the Fund for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended March 31, 2005. The total compensation, including accrued retirement benefits, from the Fund and fund complex represents compensation received for serving as a Trustee and member of a committee (if applicable) of the boards of the fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2004.

----------------------------------------------------------------------------------
Name of Trustee and Other Fund       Aggregate            Total Compensation
                                                          From Fund and Fund
                                 Compensation from   Complex(2) Paid to Trustees
Position(s) (as applicable)           Fund(1)                 (15 Funds)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ronald J. Abdow(4)                     $2,000                 $81,833(3)
Trustee, Audit Committee Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Eustis Walcott(4)                      $1,800                  $18,500
Trustee
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Joseph M. Wikler(4)
Trustee, Audit Committee               $2,500                  $23,000
Chairman
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Peter I. Wold(4)
Trustee, Chairman of the
Board,(5) and Audit Committee          $2,250                  $20,500
Member
----------------------------------------------------------------------------------

1.    Aggregate   Compensation   From   Fund   includes   fees  and   deferred
   compensation, if any, for a Trustee.
2.    For  purposes  of  this  section  only,  "Fund  Complex"   includes  the
   Oppenheimer funds,  MassMutual Premier Funds and MML Series Investment Fund
   II in  accordance  with SEC  regulations.  The  Adviser  does not  consider
   MassMutual  Institutional  Funds and MML Series  Investment Fund to be part of the  OppenheimerFunds'  "Fund  Complex"  as that  term may be  otherwise interpreted.
3.    Includes  $61,333  compensation  paid  to Mr.  Abdow  for  serving  as a
   Trustee for two open-end  investment  companies  (MassMutual  Premier Funds and MML Series Investment Fund II) the investment  adviser for which is the indirect parent company of the Fund's  Adviser.  The Adviser also serves as the Sub-Advisor to the following:  MassMutual Premier  International Equity
   Fund,  MassMutual  Premier Main Street Fund,  MassMutual  Premier Strategic
   Income Fund,  MassMutual Premier Capital  Appreciation Fund, and MassMutual
   Premier Global Fund.
4.    Messrs.  Abdow, Wikler and Wold are Independent Trustees and Mr. Walcott
   is an Interested Trustee.
5.    Elected as Board Chairman as of 12/8/04.

            The Trustees who are not employees of the Adviser, including its affiliates, are each paid an annual retainer of $16,000 and per meeting fees of $500. The Chairman of the Board and the Audit Committee each receive an additional fee of $10,000 per year.  The other Trustees receive no annual or other fees from the Fund.  All Trustees are reimbursed by the Fund for their reasonable travel and out-of-pocket expenses.  The Trustees do not receive any pension or retirement benefits from the Fund.  The officers of the Fund do not receive any additional compensation from the Fund.

            The Trustees serve on the Board for terms of indefinite
duration.  A Trustee's position in that capacity will terminate if the
Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.  A Trustee may resign upon 90 days' prior written notice to the other Trustees, and may be removed either by vote of two-thirds of the
Trustees not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders.  The Trustees will render assistance to shareholders on the question of the removal of Trustees in the manner required by Section 16(c)
of the Investment Company Act.  In the event of any vacancy in the position of a Trustee,  the remaining Trustees may appoint an individual to serve as a
Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the shareholders.  The
Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which
Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving.  If no Trustee remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new
Trustees or dissolving the Fund.

CODES OF ETHICS

            The Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted codes of ethics.  The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund's portfolio transactions.  Covered persons include the Trustees and the officers and directors of the Adviser and the Sub-Adviser, as well as employees of the
Adviser and the Sub-Adviser having knowledge of the investments and investment intentions of the Fund.  The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.  Compliance with the codes of ethics is carefully monitored and enforced.

            The codes of ethics are included as exhibits to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  The codes of ethics are available on the EDGAR database on the SEC's Internet site at
http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C.
20549-0102.

PORTFOLIO PROXY VOTING

            The Fund is a fund-of-funds that invests primarily in Hedge Funds which have investors other than the Fund.  The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser and the Adviser has delegated to the Sub-Adviser to vote the Fund's proxies in accordance with its proxy voting guidelines and procedures.  However, the Fund invests primarily in private investment partnerships and similar investment vehicles, which are not voting securities.  To the extent the Fund invests in voting securities, if any, the Fund's primary consideration in voting portfolio proxies would be the financial interests of the Fund and its shareholders.
For the purpose of voting portfolio proxies relating to voting securities held by the Fund, if any, the Fund has adopted the OppenheimerFunds Portfolio
Proxy Voting Policies and Procedures.  The OppenheimerFunds Proxy Voting
Guidelines on routine and non-routine proxy proposals are summarized below.

o     The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual
         circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a
         super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.  The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the
SEC's website at www.sec.gov.
                 -----------

                         INVESTMENT ADVISORY SERVICES

THE INVESTMENT ADVISER

            The Adviser commenced serving as the Fund's investment adviser on
June 2, 2004, subject to the ultimate supervision of and subject to any policies established by the Board.  Prior to that time, OFI Institutional
Asset Management, Inc., a wholly-owned subsidiary of the Adviser ("OFII"), served as investment adviser.  The Adviser is a wholly-owned subsidiary of
Oppenheimer Acquisition Corporation, which in turn is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual").

            The Adviser is responsible for developing, implementing and supervising the Fund's investment program and in connection therewith regularly providing investment advice and recommendations to the Fund with respect to its investments, investment policies and purchases and sales of securities for the Fund and arranging for the purchase and sale of such securities pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the "Advisory Agreement").

      The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

      As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee (the
"Advisory Fee") computed at the annual rate of 1.5% of the aggregate value of outstanding shares determined as of the last day of the month (before any repurchases of shares, as defined below).

            The Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the
Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Trustees; by vote of a majority of the outstanding voting securities of the Fund; or by the
Adviser.  The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment
Company Act and the rules thereunder.

            The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory
Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.  In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation and use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor.  If the Adviser shall no longer act as investment adviser of the Fund, the Adviser may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

            The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company
Act at OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty
Street, New York, NY 10281-1008.

For the period June 2, 2004 through March 31, 2005, the Fund paid $2,159,622 to the Adviser pursuant to the Investment Advisory Agreement.  The Adviser assumed management of the Fund from OFII effective June 2, 2004.  For the period April 1, 2004 through June 2, 2004, OFII was paid $577,917 and for the fiscal year ended March 31, 2004, OFII was paid $886,674.  During the fiscal year ended March 31, 2005, the Adviser and OFII had agreed to voluntarily waive a portion of their respective advisory fees.  For the fiscal year ended
March 31, 2005, the Adviser voluntarily waived $413,457 and OFII voluntarily waived $37,098 in advisory fees for the periods for which each served as investment adviser.  Effective April 1, 2004, OFII and as of June 2, 2004,
the Adviser had voluntarily undertaken to limit the Fund's total expenses to not more than 1.50% of the average monthly net assets of the Fund.  The waiver may be amended or withdrawn at any time without notice to shareholders.  Prior to April 1, 2004, a similar voluntary undertaking had limited the Fund's total expenses to not more than 1.75% of the average monthly net assets of the Fund.  For the fiscal year ended March 31, 2005,
OFI and OFII waived $94,193 and $78,355, respectively in additional advisory fees.  For the fiscal year ended March 31, 2004, OFII waived $87,782 in additional advisory fees.  The Fund commenced operations on January 2, 2003.
No advisory fees were paid to OFII for the fiscal year ended March 31, 2003.

THE SUB-ADVISER

            As authorized by the Advisory Agreement, Tremont Partners, Inc.
(the "Sub-Adviser"), an affiliate of the Adviser, has been assigned responsibility for providing day-to-day investment management services to the
Fund, subject to the supervision of the Adviser.  The Sub-Adviser is primarily responsible for the selection of Hedge Fund Managers and the allocation of the assets of the Fund for investment among the Hedge Fund
Managers.  In addition, the Sub-Adviser is responsible for investing the cash portion of the Fund's assets not invested in Hedge Funds or through
Segregated Accounts.  The Sub-Adviser is a majority-owned subsidiary of
Oppenheimer Acquisition Corporation, which in turn is a wholly owned subsidiary of MassMutual.

            The Sub-Adviser provides services to the Fund pursuant to the terms of a Sub-Advisory agreement entered into between the Adviser and the
Sub-Adviser (the "Sub-Advisory Agreement"). In consideration of the services provided by the Sub-Adviser, the Adviser pays a monthly fee to the
Sub-Adviser equal to 50% of the amount of the Advisory Fee earned by the
Adviser pursuant to the Advisory Agreement.

            The Sub-Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the
Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Trustees; by vote of a majority of the outstanding voting securities of the Fund; by the
Adviser; or by the Sub-Adviser.  The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.

            The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory
Agreement, the Sub-Adviser is not liable to the Fund or to the Adviser for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.  In addition, it provides that the Sub-Adviser may act as investment adviser for any other person, firm or corporation and use the name "Tremont" in connection with other investment companies for which it may act as investment adviser.  If the Sub-Adviser shall no longer act as investment adviser of the Fund, the
Sub-Adviser may withdraw the right of the Fund to use the name "Tremont" as part of its name.

During the fiscal years ended March 31, 2005, March 31, 2004 and March 31,
2003 the Fund's then serving investment adviser paid $1,057,218, $399,446 and
$0, respectively, to the Sub-Adviser pursuant to the Sub-Advisory Agreement.

A discussion regarding the basis for the Board of Trustees approving any investment advisory or sub-advisory contract of the Fund is available in the
Fund's annual report to shareholders.

ADMINISTRATIVE SERVICES

            Under the terms of an administration agreement (the
"Administration Agreement") with the Fund, the Adviser will provide certain administrative services to the Fund, including, among others:  providing office space and other support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide accounting services, investor services and custody services; handling shareholder inquiries regarding the Fund, including but not limited to questions concerning their investments in the Fund; preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; assisting in the review of investor applications; monitoring the
Fund's compliance with federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the Board and meetings of shareholders and preparing related materials; and maintaining and preserving certain books and records of the
Fund.  In consideration for these services, the Fund will pay the Adviser a monthly fee computed at the annual rate of 0.15% of the aggregate value of outstanding shares determined as of the last day of each calendar month (the
"Administration Fee").  Related to this, the Adviser (in its capacity as administrator) and the Sub-Adviser have entered into a sub-administration agreement, pursuant to which the Adviser may delegate some or all of the administrative responsibilities to the Sub-Adviser.  The Adviser, in its capacity as administrator of the Fund, will pay the Sub-Adviser, in its capacity as sub-administrator, some or all of the Administration Fee.

During the fiscal year ended March 31, 2005, the Fund paid $204,983 and
$57,789 to the Adviser and OFII, respectively, pursuant to the Administration
Agreement.  The Adviser assumed the responsibilities as administrator on June
2, 2004.  For the fiscal years ended March 31, 2004 and March 31, 2003, the
Fund paid OFII for administrative services $88,677 and $0, respectively, to the Adviser pursuant to the Administration Agreement.

 PORTFOLIO MANAGER

 The Fund's  portfolio  is managed by Timothy J.  Birney  (referred  to as the
"Portfolio  Manager").  He  is  the  person  responsible  for  the  day-to-day management of the Fund's investments.

Other Accounts Managed. In addition to managing the Fund's investment  portfolio,
     Mr. Birney also manages other  investment  portfolios and other accounts on behalf of the Sub-Adviser or its  affiliates.  The following table provides information  regarding  the other  portfolios  and accounts  managed by Mr.
     Birney as of March 31, 2005.

                                   Registered     Other Pooled
                                   Investment      Investment       Other
                                    Companies       Vehicles      Accounts
      ------------------------------------------------------------------------
      ------------------------------------------------------------------------
                                        4              9            None
      Accounts Managed
      ------------------------------------------------------------------------
      ------------------------------------------------------------------------
                                          $484.0         $871.0         None
      Total Assets Managed*
      ------------------------------------------------------------------------
      ------------------------------------------------------------------------
                                        2              9            None
      Accounts with
      Performance-Based
      Advisory Fees
      ------------------------------------------------------------------------
      ------------------------------------------------------------------------
                                          $144.8         $871.0         None
      Total Assets in Accounts
      with Performance-Based
      Advisory Fees*
      *  In millions.

     As indicated  above,  the Portfolio  Manager also manages other funds and accounts.  Potentially,  at times, those  responsibilities could conflict with the interests of the Fund.  That may occur whether the  investment  objectives and  strategies  of the other funds and accounts are the same as, or different from,  the Fund's  investment  objectives  and  strategies.  For  example  Mr.
Birney may need to  allocate  investment  opportunities  between  the Fund and another fund or account  having similar  objectives or  strategies,  or he may need to execute  transactions  for another  fund or account  that could have a negative  impact on the value of  securities  held by the Fund.  Not all funds and accounts  advised by the Sub-Adviser  have the same management fee. If the management  fee structure of another fund or account is more  advantageous  to the  Sub-Adviser  than the fee structure of the Fund,  the  Sub-Adviser  could
have  an  incentive  to  favor  the  other  fund  or  account.   However,  the
Sub-Adviser's   compliance   procedures  and  Code  of  Ethics  recognize  the
Sub-Adviser's fiduciary obligation to treat all of its clients,  including the
Fund,  fairly and  equitably,  and are  designed to preclude  Mr.  Birney from favoring  one client  over  another.  It is  possible,  of course,  that those compliance  procedures and the Code of Ethics may not always be adequate to do
so. At different  times,  Mr.  Birney may manage other funds or accounts  with investment  objectives and strategies  similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

Compensation of the Portfolio Manager. Mr. Birney is employed and compensated by the Sub-Adviser,  not the Fund. The Sub-Adviser's compensation structure is designed  to attract  and retain  highly  qualified  investment  management professionals  and to  reward  contributions  toward  creating  shareholder value. As of March 31, 2005, Mr. Birney's  compensation  consisted of three main elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term  awards of options and  appreciation  rights in regard to the common stock of the Sub-Adviser's holding company parent.

      The base pay  component  is  reviewed  regularly  to  ensure  that it is commensurate  with the  requirements  of the  portfolios  under  Mr.  Birney's management,  reflects any specific competence or specialty of the manager, and is  competitive  with other  comparable  positions.  The annual  discretionary bonus is determined by senior  management of the Sub-Adviser and is based on a number of factors,  including  management's  evaluation of the Fund's  pre-tax performance for periods since Mr. Birney became the Fund's portfolio  manager.
Other factors  include  management  quality (such as style  consistency,  risk management,  sector coverage, team leadership and coaching) and organizational development.  The  performance of other pooled  investment  vehicles and other accounts are also  considered in determining Mr.  Birney's  compensation.  Mr.
Birney's  compensation  with  respect  to the Fund is not  based on the  total
value  of  the  Fund's  portfolio  assets,   although  the  Fund's  investment
performance  may increase  those assets.  The  compensation  structure is also intended to reduce potential  conflicts of interest between the Fund and other funds managed by Mr.  Birney.  The  compensation  structure of the other funds managed by Mr. Birney is the same as the  compensation  structure of the Fund, described above.

Ownership of Fund Shares.  As of March 31, 2005, Mr. Birney did not beneficially own any shares of the Fund.

FUND EXPENSES
            The  Fund  will  bear  all  costs  and  expenses  incurred  in its business and operations other than those specifically  required to be borne by the Adviser  pursuant to the Advisory  Agreement.  Costs and expenses borne by the Fund include, but are not limited to, the following:

            o  all  costs  and  expenses   directly   related  to   investment
               transactions  and positions for the Fund's account,  including, but not  limited  to,  brokerage  commissions,  research  fees, interest  and  commitment  fees on loans  and  debit  balances, borrowing  charges  on  securities  sold  short,  dividends  on securities sold but not yet purchased,  custodial fees,  margin fees,  transfer  taxes and premiums,  taxes withheld on foreign dividends  and  indirect  expenses  from  investments  in Hedge
               Funds;
            o  all  costs  and  expenses  associated  with the  operation  and registration of the Fund,  ongoing offering costs and the costs of compliance with, any applicable Federal and state laws;
            o  all costs and expenses  associated  with the  organization  and operation of separate  investment  funds  managed by Hedge Fund
               Managers retained by the Fund;
            o  the costs and  expenses  of holding  meetings  of the Board and any meetings of  shareholders,  including costs associated with the preparation and dissemination of proxy materials;
            o  the fees and  disbursements  of Fund counsel,  legal counsel to
               the  Independent  Trustees,  Trustees,  Advisers,   Independent
               Registered  Public  Accounting  Firm  for the  Fund  and  other consultants and professionals engaged on behalf of the Fund;
            o  the Advisory Fee;
            o  the fees  payable to  custodians  and other  persons  providing administrative services to the Fund;
            o  the  costs  of a  fidelity  bond  and any  liability  insurance obtained on behalf of the Fund or the Board;
            o  all costs and expenses of preparing,  setting in type, printing
               and   distributing   reports   and  other   communications   to
               shareholders; and
            o  such other types of  expenses  as may be approved  from time to time by the Board.

            The Hedge  Funds will bear all  expenses  incurred  in  connection with their  operations.  These  expenses are similar to those  incurred by the
Fund. The Hedge Fund Managers  generally will charge  asset-based  fees to and receive performance-based  allocations from the Hedge Funds, which effectively will  reduce the  investment  returns of the Hedge Funds and the amount of any distributions  from the Hedge  Funds to the  Fund.  These  expenses,  fees and allocations will be in addition to those incurred by the Fund itself.

                            CONFLICTS OF INTEREST

THE ADVISER

The  Adviser and its  affiliates  manage the assets of  registered  investment companies  other than the Fund and  provide  investment  advisory  services to other  accounts.  The Fund has no  interest in these  activities.  The Adviser and its  officers or employees  who assist in  providing  services to the Fund will be engaged  in  substantial  activities  other than on behalf of the Fund and may have  conflicts  of interest  in  allocating  their time and  activity between  the Fund and  other  registered  investment  companies  and  accounts managed by the  Adviser.  The  Adviser and its  officers  and  employees  will devote so much of their time to the  affairs of the Fund as in their  judgment is necessary and appropriate.

THE SUB-ADVISER

      The Sub-Adviser  also provides  investment  advisory and other services, directly and through  affiliates,  to various entities and accounts other than
the  Fund   ("Tremont   Accounts").   The  Fund  has  no   interest  in  these
activities.  The Sub-Adviser and the investment  professionals  who, on behalf of the  Sub-Adviser,  will provide  investment  advisory  services to the Fund will be engaged in  substantial  activities  other than on behalf of the Fund, may have differing economic  interests in respect of such activities,  and may have conflicts of interest in allocating  their time and activity  between the
Fund and the Tremont  Accounts.  Such persons will devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

            The  Sub-Adviser  expects to employ an investment  program for the
Fund that is  substantially  similar to the investment  program employed by it for certain Tremont Accounts,  including a private investment partnership that has an  investment  program  that is  substantially  the  same  as the  Fund's investment  program.  As a  general  matter,  the  Sub-Adviser  will  consider participation  by the Fund in all appropriate  investment  opportunities  that are  under  consideration  for  those  other  Tremont  Accounts.  There may be circumstances,  however,  under which the  Sub-Adviser  will cause one or more
Tremont Accounts to commit a larger  percentage of their respective  assets to an  investment  opportunity  than to which the  Sub-Adviser  will  commit  the
Fund's assets.  There also may be  circumstances  under which the  Sub-Adviser will consider  participation by Tremont  Accounts in investment  opportunities in which the  Sub-Adviser  does not intend to invest on behalf of the Fund, or vice versa.

            The  Sub-Adviser  will  evaluate for the Fund and for each Tremont
Account a variety of factors  that may be  relevant in  determining  whether a particular investment  opportunity or strategy is appropriate and feasible for the  Fund or a  Tremont  Account  at a  particular  time,  including,  but not limited  to,  the  following:  (1) the  nature of the  investment  opportunity taken in the context of the other  investments  at the time; (2) the liquidity of the investment  relative to the needs of the particular  entity or account;
(3) the availability of the opportunity  (i.e., size of obtainable  position);
(4) the  transaction  costs  involved;  and (5) the  investment  or regulatory limitations  applicable  to the  particular  entity or account.  Because these considerations  may  differ  for the  Fund  and the  Tremont  Accounts  in the context of any particular  investment  opportunity,  the investment activities of the Fund  and the  Tremont  Accounts  may  differ  from  time to  time.  In addition,  the fees and  expenses  of the Fund will  differ  from those of the
Tremont  Accounts.  Accordingly,  the future  performance  of the Fund and the
Tremont Accounts will vary.

            When the  Sub-Adviser  determines that it would be appropriate for the Fund and one or more  Tremont  Accounts to  participate  in an  investment transaction  in the same Hedge Fund or other  investment  at the same time, it will  attempt  to  aggregate,  place and  allocate  orders on a basis that the
Sub-Adviser   believes  to  be  fair  and  equitable,   consistent   with  its
responsibilities   under   applicable  law.   Decisions  in  this  regard  are
necessarily  subjective and there is no requirement that the Fund participate, or participate to the same extent as the Tremont Accounts,  in all investments
or  trades.   However,  no  participating   entity  or  account  will  receive
preferential  treatment over any other and the Sub-Adviser  will take steps to ensure  that  no  participating  entity  or  account  will  be  systematically disadvantaged  by the  aggregation,  placement  and  allocation  of orders and investments.

            Situations   may   occur,   however,   where  the  Fund  could  be
disadvantaged   because  of  the  investment   activities   conducted  by  the
Sub-Adviser for the Tremont  Accounts.  Such situations may be based on, among other things,  the  following:  (1) legal  restrictions  or other  limitations
(including  limitations  imposed by Hedge Fund  Managers with respect to Hedge
Funds) on the combined  size of  positions  that may be taken for the Fund and the Tremont Accounts,  thereby limiting the size of the Fund's position or the availability of the investment opportunity;  (2) the difficulty of liquidating an investment  for the Fund and the Tremont  Accounts  where the market cannot absorb the sale of the combined  positions;  and (3) the determination  that a particular  investment  is  warranted  only if hedged  with an option or other instrument  and  there is a  limited  availability  of such  options  or other instruments.  In particular,  the Fund may be legally restricted from entering into a "joint  transaction"  (as defined in the  Investment  Company Act) with the Tremont  Accounts  with  respect to the  securities  of an issuer  without first obtaining exemptive relief from the SEC.  See "Other Matters" below.

            Directors,  officers,  employees and affiliates of the Sub-Adviser may buy and sell  securities or other  investments  for their own accounts and
may  have  actual  or  potential   conflicts  of  interest   with  respect  to
investments  made on behalf of the Fund. As a result of differing  trading and investment  strategies  or  constraints,  positions may be taken by directors, officers,  employees and affiliates of the Sub-Adviser,  or by the Sub-Adviser for the Tremont Accounts,  that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

            Except  in  accordance  with  applicable  law,  the  Adviser,  the
Sub-Adviser and their  affiliates are not permitted to buy securities or other property  from, or sell  securities or other  property to, the Fund.  However,
subject  to  certain   conditions   imposed  by  applicable  rules  under  the
Investment Company Act, the Fund may effect certain principal  transactions in
securities  with  one  or  more  accounts   managed  by  the  Adviser  or  the
Sub-Adviser,  except for  accounts as to which the Adviser or the  Sub-Adviser or any of their  affiliates  serves as a general  partner  or as to which they may be deemed to be an affiliated  person (or an  affiliated  person of such a person),  other than an affiliation that results solely from the Adviser,  the
Sub-Adviser  or one of their  affiliates  serving as an investment  adviser to the  account.  These  transactions  would be made in  circumstances  where the
Sub-Adviser  has determined it would be  appropriate  for the Fund to purchase
(or sell),  and the  Adviser or the  Sub-Adviser  has  determined  it would be appropriate  for another  account to sell (or purchase),  the same security or instrument on the same day.

            Future investment  activities of the Adviser,  the Sub-Adviser and their affiliates,  and of their respective  directors,  officers or employees, may give rise to additional conflicts of interest.

                                 TAX ASPECTS

            This  summary  of  certain  aspects  of  the  Federal  income  tax treatment  of the Fund is based upon the  Internal  Revenue  Code of 1986,  as amended (the "Code"), judicial decisions,  Treasury Regulations and rulings in existence  on the date  hereof,  all of which  are  subject  to  change.  This summary  does not  discuss the impact of various  proposals  to amend the Code which could change  certain of the tax  consequences  of an  investment in the
Fund.  This  summary  also  does  not  discuss  tax  consequences  that may be relevant  to persons who are neither  U.S.  persons  within the meaning of the
Code nor persons exempt from Federal income tax.

Tax Treatment of Fund Operations
--------------------------------

      Qualification  as  a  Regulated   Investment  Company.  As  a  regulated
      -----------------------------------------------------
investment  company,  the Fund is not  subject  to  federal  income tax on the portion of its net investment  income (that is, taxable  interest,  dividends, and other taxable ordinary income,  net of expenses and net short-term capital gain in excess of  long-term  capital  loss) and capital gain net income (that is, the excess of net  long-term  capital  gains over net  short-term  capital losses) that it distributes to shareholders.  That  qualification  enables the
Fund to "pass through" its income and realized  capital gains to  shareholders without  the Fund  having to pay tax on them.  The Code  contains  a number of complex  tests  relating  to  qualification  that the Fund might not meet in a particular year. If it did not qualify as a regulated  investment company, the
Fund  would  be  treated  for  federal  income  tax  purposes  as an  ordinary
corporation   and  would  receive  no  tax  deduction  for  payments  made  to shareholders.

      To qualify as a regulated  investment company,  the Fund must distribute at  least  90% of  its  investment  company  taxable  income  (in  brief,  net investment  income  and the  excess of net  short-term  capital  gain over net long-term  capital  loss) for the  taxable  year.  The Fund must also  satisfy certain other  requirements  of the Code,  some of which are described  below.
Distributions  by the Fund made during the taxable  year or,  under  specified circumstances,  within twelve months after the close of the taxable year, will be considered  distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated  investment  company,  the Fund must derive at least 90% of its gross  income each  taxable  year from  dividends,  interest, certain  payments  with respect to  securities  loans,  gains from the sale or other disposition of stock or securities or foreign  currencies (to the extent
such  currency  gains  are  directly  related  to  the  regulated   investment
company's  principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the  requirements  described  above,  the Fund must satisfy an asset  diversification test in order to qualify as a regulated investment  company.  Under  that  test,  at the close of each  quarter of the
Fund's  taxable  year,  at least 50% of the value of the  Fund's  assets  must consist of cash and cash items,  U.S.  government  securities,  securities  of other regulated investment  companies,  and securities of "other issuers".  As to each of those "other  issuers",  the Fund must not have  invested more than
5% of the value of the Fund's total assets in  securities  of each such issuer and the Fund must not hold more than 10% of the outstanding  voting securities of each  such  issuer.  In  addition,  no more  than  25% of the  value of the
Fund's  total  assets  may be  invested  in the  securities  of any one issuer
(other than U.S.  government  securities  and  securities  of other  regulated investment  companies)  or in two or more issuers  which the Fund controls and which are  engaged  in the same or  similar  trades or  businesses  or related trades  or  businesses.  For  purposes  of this  test,  obligations  issued or guaranteed by certain  agencies or  instrumentalities  of the U.S.  government are treated as U.S. government securities.

      Excise  Tax on  Regulated  Investment  Companies.  Under  the  Code,  by
      ------------------------------------------------
December  31 of each  year,  the Fund  must  distribute  at  least  98% of its taxable  investment  income earned from January 1 through  December 31 of that year and at  least  98% of its  capital  gains  realized  in the  period  from
November 1 of the prior year  through  October 31 of the current  year.  If it does not, the Fund must pay an excise tax on the amounts not  distributed.  It is presently  anticipated that the Fund will meet those requirements.  To meet these  requirements,  in certain  circumstances  the Fund might be required to liquidate  portfolio  investments to make sufficient  distributions.  However, the Board and the Adviser might  determine in a particular  year that it would be in the  best  interests  of  shareholders  for the  Fund  not to make  such distributions  at  the  required  levels  and  to pay  the  excise  tax on the undistributed  amounts.  That  would  reduce  the  amount of income or capital gains available for distribution to shareholders.

Unrelated Business Taxable Income
---------------------------------

      Generally,  an exempt  organization is exempt from Federal income tax on its  passive  investment  income,  such as  dividends,  interest  and  capital gains.(1)  This general  exemption  from tax does not apply to the  "unrelated business  taxable  income"  ("UBTI")  of an  exempt  organization.  Generally, income and gain derived by an exempt  organization from the ownership and sale of debt-financed  property is taxable in the proportion to which such property is  financed  by  "acquisition  indebtedness"  during the  relevant  period of time.  Accordingly,  a tax-exempt U.S.  person  investing in the Fund will not realize UBTI with respect to an unleveraged  investment in shares.  Tax-exempt
U.S.  persons are urged to consult their own tax advisors  concerning the U.S.
tax consequences of an investment in the Fund.

                             ERISA CONSIDERATIONS

            Persons who are  fiduciaries  with respect to an employee  benefit plan or other arrangement  subject to the Employee  Retirement Income Security
Act of 1974,  as amended  (an "ERISA  Plan" and  "ERISA,"  respectively),  and persons who are  fiduciaries  with  respect to an IRA or Keogh Plan,  which is not  subject to ERISA but is subject to the  prohibited  transaction  rules of
Section 4975 of the Code (together with ERISA Plans,  "Benefit  Plans") should consider,  among other things,  the matters described below before determining whether to invest in the Fund.

            ERISA imposes  certain  general and specific  responsibilities  on persons  who  are  fiduciaries  with  respect  to  an  ERISA  Plan,  including prudence,  diversification,  an  obligation  not  to  engage  in a  prohibited
transaction  and  other  standards.   In  determining   whether  a  particular
investment  is  appropriate  for an ERISA Plan,  Department  of Labor  ("DOL")
regulations  provide that a fiduciary  of an ERISA Plan must give  appropriate consideration  to, among other things,  the role that the investment  plays in the ERISA Plan's portfolio,  taking into consideration  whether the investment is designed  reasonably to further the ERISA Plan's  purposes,  an examination of the risk and return  factors,  the portfolio's  composition  with regard to diversification,  the  liquidity  and  current  return of the total  portfolio relative to the anticipated  cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax  Aspects--Certain  Issues  Pertaining to  Specific  Exempt  Organizations")  and the  projected  return of the total portfolio  relative to the ERISA Plan's funding  objectives.  Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine  whether such an investment is consistent with its fiduciary  responsibilities  and the foregoing  regulations.  For example,  a fiduciary  should consider whether an investment  in  the  Fund  may  be  too  illiquid  or  too  speculative  for a particular  ERISA  Plan,  and  whether  the  assets of the ERISA Plan would be sufficiently  diversified.  If a fiduciary with respect to any such ERISA Plan breaches its or his  responsibilities  with regard to selecting an  investment or an investment  course of action for such ERISA Plan,  the fiduciary  itself or  himself  may be held  liable for  losses  incurred  by the ERISA Plan as a result of such breach.

            Because the Fund is registered as an investment  company under the
Investment  Company  Act,  the  underlying  assets of the Fund  should  not be considered  to be "plan  assets" of the ERISA Plans  investing in the Fund for purposes of ERISA's (or the Code's)  fiduciary  responsibility  and prohibited transaction  rules.  Thus,  neither the Adviser  nor the  Sub-Adviser  will be fiduciaries  within  the  meaning of ERISA by reason of their  authority  with respect to the Fund.

            A  Benefit  Plan  which  proposes  to  invest  in the Fund will be required  to  represent  that it,  and any  fiduciaries  responsible  for such
Plan's  investments,  are  aware  of  and  understand  the  Fund's  investment objective,  policies and  strategies,  that the decision to invest plan assets in the Fund was made with  appropriate  consideration  of relevant  investment factors with regard to the Benefit Plan and is consistent  with the duties and responsibilities  imposed  upon  fiduciaries  with regard to their  investment decisions under ERISA and/or the Code.

            Certain  prospective  Benefit Plan Members may currently  maintain relationships with the Adviser,  the Sub-Adviser or their affiliates.  Each of such  persons may be deemed to be a party in interest to and/or a fiduciary of any  Benefit  Plan to  which it  provides  investment  management,  investment advisory or other  services.  ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit  Plan  assets for the benefit of a party in interest  and also  prohibits (or  penalizes) an ERISA or Benefit Plan  fiduciary from using its  position  to  cause  such  Plan to make an  investment  from  which it or certain third parties in which such  fiduciary has an interest would receive a fee or other  consideration.  ERISA and Benefit  Plan Members  should  consult with counsel to determine if  participation  in the Fund is a transaction that is  prohibited  by ERISA or the Code.  Fiduciaries  of ERISA or  Benefit  Plan
Members will be required to represent  that the decision to invest in the Fund was  made by them as  fiduciaries  that  are  independent  of such  affiliated persons,  that such  fiduciaries  are duly  authorized to make such investment decision  and that  they  have not  relied  on any  individualized  advice  or recommendation  of  such  affiliated  persons,  as a  primary  basis  for  the decision to invest in the Fund.

            The  provisions of ERISA and the Code are subject to extensive and
continuing   administrative  and  judicial   interpretation  and  review.  The
discussion of ERISA and the Code  contained in this SAI and the  prospectus is general  and  may  be  affected  by  future  publication  of  regulations  and rulings.  Potential  Benefit Plan Members  should consult their legal advisers regarding the  consequences  under ERISA and the Code of the  acquisition  and ownership of shares.

                                  BROKERAGE

            Each  Hedge Fund  Manager  is  directly  responsible  for  placing orders  for the  execution  of  portfolio  transactions  for the Hedge Fund or
Segregated  Account  that it  manages  and for the  allocation  of  brokerage.
Transactions  on U.S.  stock  exchanges  and on some foreign  stock  exchanges involve  the  payment  of  negotiated  brokerage  commissions.  On  the  great majority  of  foreign  stock  exchanges,  commissions  are  fixed.  No  stated
commission is generally  applicable to securities  traded in  over-the-counter markets,  but the prices of those securities include  undisclosed  commissions or mark-ups.

            In  selecting  brokers  and  dealers  to execute  transactions  on behalf of a Hedge Fund or  Segregated  Account,  each Hedge Fund  Manager will generally  seek to obtain the best price and execution  for the  transactions, taking  into  account  factors  such as price,  size of order,  difficulty  of execution  and  operational  facilities  of a  brokerage  firm,  the scope and quality of brokerage services  provided,  and the firm's risk in positioning a block of  securities.  Although  it is expected  that each Hedge Fund  Manager generally  will seek  reasonably  competitive  commission  rates, a Hedge Fund
Manager  will not  necessarily  pay the lowest  commission  available  on each transaction.  The Hedge Fund  Managers  will  typically  have no obligation to deal  with any  broker  or group  of  brokers  in  executing  transactions  in portfolio  securities.  Brokerage  practices  adopted by Hedge  Fund  Managers with  respect  to Hedge  Funds  may vary and will be  governed  by each  Hedge
Fund's organizational documents.

            Consistent   with  the   principle   of  seeking  best  price  and
execution,  a  Hedge  Fund  Manager  may  place  orders  for a  Hedge  Fund or
Segregated  Account  with  brokers that provide the Hedge Fund Manager and its affiliates with  supplemental  research,  market and statistical  information, including advice as to the value of securities,  the advisability of investing in,  purchasing or selling  securities,  and the availability of securities or purchasers  or sellers of  securities,  and  furnishing  analyses  and reports concerning  issuers,  industries,  securities,  economic  factors  and trends, portfolio  strategy  and the  performance  of  accounts.  The  expenses of the
Hedge Fund Managers are not necessarily  reduced as a result of the receipt of this supplemental information,  which may be useful to the Hedge Fund Managers or their  affiliates  in  providing  services to clients  other than the Hedge
Funds and the  Segregated  Accounts they manage.  In addition,  not all of the supplemental  information  is  necessarily  used by a Hedge  Fund  Manager  in connection with the Hedge Fund or Segregated  Account it manages.  Conversely, the  information  provided  to a Hedge Fund  Manager by  brokers  and  dealers through  which  other  clients  of the Hedge Fund  Manager  or its  affiliates effect  securities  transactions  may be useful to the Hedge  Fund  Manager in providing services to the Hedge Fund or a Segregated Account.

            It is anticipated  that Hedge Fund Managers  (including each Hedge
Fund Manager  retained to manage a Segregated  Account) will generally  follow
brokerage   placement   practices   similar  to  those  described  above.  The
brokerage  placement  practices  described  above will also be followed by the
Sub-Adviser  to the  extent it  places  transactions  for the  Fund.  However, certain Hedge Fund Managers  (other than those managing  Segregated  Accounts)
may have  policies  that permit the use of  brokerage  commissions  of a Hedge
Fund to obtain  products or services  that are not  research  related and that may benefit the Hedge Fund Manager.

                             VALUATION OF ASSETS

      The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares.
The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding.  The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

      The Fund's investment in Hedge Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate, pursuant to which the Fund will value its investments in Hedge
Funds at fair value.  The Fund's investments in Hedge Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Hedge Fund.  These Hedge Funds value their underlying investments in accordance with policies established by such Hedge Funds, as described in each of their financial statements and offering memoranda.  All valuations utilize financial information supplied by each Hedge Fund and are net of management and performance incentive fees or allocations payable to the Hedge
Fund Managers pursuant to the Hedge Funds' agreements.  Where no value is readily available from a Hedge Fund or where a value is supplied by a Hedge
Fund is deemed not to be indicative of its value, the Hedge Fund will be valued at fair value as determined in good faith by the Board or in accordance with the procedures adopted by the Board.  In accordance with the
Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material.  Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

      To the extent Hedge Fund Managers are engaged to manage the Segregated
Accounts, the Fund will value portfolio securities of the Segregated Accounts managed by the Hedge Fund Managers as described below:

      Equity securities,  puts, calls and futures traded on a U.S.  securities exchange or on NASDAQ are valued as follows:

            (1) if last  sale  information  is  regularly  reported,  they are valued  at the  last  reported  sale  price  on  the  principal exchange on which they are traded or on NASDAQ,  as applicable, on that day, or

            (2) if last  sale  information  is not  available  on a  valuation
               date,   they  are  valued  at  the  last  reported  sale  price
               preceding the valuation  date if it is within the spread of the closing "bid" and "asked"  prices on the valuation  date or, if not, at the closing "bid" price on the valuation date.

      Equity securities traded on a foreign securities  exchange generally are valued in one of the following ways:

            (1) at the  last  sale  price  available  to the  pricing  service approved by the Board, or

            (2) at the  last  sale  price  obtained  by the  Adviser  from the report  of the  principal  exchange  on which the  security  is traded at its last  trading  session on or  immediately  before the valuation date, or

            (3) at the mean  between  the "bid" and  "asked"  prices  obtained from the  principal  exchange  on which the  security is traded or, on the basis of reasonable inquiry,  from two market makers in the security.

      The  following  securities  are valued at the mean between the "bid" and
      "asked" prices  determined by a pricing service approved by the Trustees or  obtained  by the  Adviser  from  two  active  market  makers  in the security on the basis of reasonable inquiry:

            (1) debt  instruments  that have a maturity  of more than 397 days when issued,

            (2) debt  instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days,

            (3) non-money  market debt  instruments that had a maturity of 397 days or less when  issued and which have a  remaining  maturity of 60 days or less, and
            (4) puts,  calls and futures that are not traded on an exchange or on NASDAQ.

      Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

      Securities (including restricted securities) not having
      readily-available market quotations are valued at fair value determined under procedures established by the Trustees. If the Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid"
      price if no "asked" price is available).  The Fund's interests in Hedge
      Funds will not have readily available market quotations and will be valued at their "fair value," as determined under procedures established by the Trustees.  As described in the prospectus, with respect to its interests in Hedge Funds, the Fund will normally rely on valuation information provided by Hedge Fund Managers as being the
      "fair value" of such investments.  The Trustees, however, will consider such information provided by Hedge Fund Managers, as well as other available information, and may possibly conclude in unusual circumstances that the information provided by a Hedge Fund Manager does not represent the "fair value" of the Fund's interests in Hedge
      Funds.

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Adviser may use pricing services approved by the Board. The pricing service may use "matrix"
      comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity.  Other special factors may be involved
      (such as the tax-exempt status of the interest paid by municipal securities).  The Adviser will monitor the accuracy of the pricing services.  That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided by a bank, dealer or pricing service that the Adviser has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

            Ernst & Young LLP serves as the Independent Registered Public
Accounting Firm of the Fund.  Its principal business address is 5 Times
Square, New York, New York 10036.

            Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York
10019 acts as Fund Counsel and Independent Trustee Counsel.

                                  CUSTODIAN

            Citibank, N.A. (the "Custodian") serves as the custodian of the
Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board.  Assets of the
Fund are not held by the Adviser or the Sub-Adviser or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian's principal business address is111 Wall Street, New York, New York 10005

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

            As of June 30, 2005, the Adviser owned  approximately 0.05% of the shares of the Fund. The Adviser is a corporation  organized  under the laws of
Colorado and  maintains its principal  office at Two World  Financial  Center,
225 Liberty Street, New York, New York 10281-1008.

            Any shareholder that holds more than 25% of the Shares may be deemed to control the Fund and generally would be in a position to control the outcome of voting on matters as to which Shareholders are entitled to vote.

            In addition, as of June 30, 2005, the following persons are all of the other persons who own of record or are known by the Fund to own beneficially 5% or more of the outstanding Shares of the Fund.

---------------------------------------------------------------------------------
Name                                  Address                         Percentage
                                                                      of Shares
                                                                      Owned
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mass Mutual  Pension Plan - Alternate 1500 Main Street                6.5%
Investment Pool - SB25                Springfield,      Massachusetts
                                      01115
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Boehringer Ingelheim Corporation and  900 Ridgebury Road              7.2%
its Affiliates Master Investment      Ridgefield, Connecticut 06877
Trust
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Seattle City Employees' Retirement    801 Third Avenue, Suite 300     8.6%
System                                Seattle, Washington 98104
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
American Express Trust Company as     991 ACP Financial Center        10.6%
Trustee for The American Express      Minneapolis, Minnesota 55474
Retirement Plan
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
SCI Cash Balance Plan                 1929 Allen Parkway              10.2%
                                      Houston, Texas 77070
---------------------------------------------------------------------------------

                       SUMMARY OF DECLARATION OF TRUST

            The following is a summary description of additional items and of select provisions of the Declaration of Trust that are not described elsewhere in this SAI or in the Fund's prospectus.  The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust filed as an exhibit to the Fund's
Registration Statement.

LIABILITY OF SHAREHOLDERS; DUTY OF CARE

      All persons extending credit to, doing business with, contracting with or having or asserting any claim against the Fund or the Trustees shall look only to the assets of the Fund for payment under any such credit, transaction, contract or claim; and neither the shareholders nor the
Trustees, nor any of their agents, whether past, present or future, shall be personally liable, Notice of such disclaimer and agreement thereto shall be given in each agreement, obligation or instrument entered into or executed by
Fund or the Trustees.

      Under the Declaration of Trust, there is expressly disclaimed shareholder and Trustee liability for the acts and obligations of the Fund.
Nothing in the Declaration of Trust shall, however, protect a Trustee or officer against any liability to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer hereunder.

      Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liability as a "partner" under certain circumstances.  However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

                      TERM, DISSOLUTION AND LIQUIDATION

            The  liquidation of the Fund may be authorized at any time by vote of a majority of the  Trustees or  instrument  executed by a majority of their number  then in  office,  provided  the  Trustees  find that it is in the best interest  of the  shareholders  of the Fund or as  otherwise  provided  in the
Declaration of Trust.

            Upon the occurrence of any event of dissolution,  the Board or the
Adviser,  acting as  liquidator  under  appointment  by the Board (or  another liquidator,  if the Board does not appoint the Adviser to act as liquidator or is unable to perform  this  function),  is charged with winding up the affairs of the Fund and liquidating its assets.

            Upon  the   dissolution   of  the  Fund,  its  assets  are  to  be
distributed  (1) first to satisfy the debts,  liabilities  and  obligations of the Fund,  other than debts to  shareholders,  including actual or anticipated
liquidation  expenses,  and  (2)  then  to  satisfy  debts,   liabilities  and
obligations owing to the shareholders.  Assets may be distributed in-kind on a pro rata basis if the Board or liquidator  determines that such a distribution would be in the  interests  of the  shareholders  in  facilitating  an orderly liquidation.

VOTING

            Each  shareholder has the right to cast a number of votes equal to the number of shares  owned at a meeting of  shareholders  called by the Board or by  shareholders  holding not less than  one-third  of the total  number of votes  eligible  to be  cast.  Shareholders  will be  entitled  to vote on any matter on which  shareholders of a registered  investment company organized as a business  trust would  normally be entitled to vote,  including the election of  Trustees,  approval  of the  Fund's  investment  advisory  agreement,  and approval of the Fund's auditors,  and on certain other matters,  to the extent that the Investment  Company Act requires a vote of  shareholders  on any such matters.  Except for the exercise of their voting privileges,  shareholders in their  capacity as such are not entitled to  participate  in the management or control of the Fund's business, and may not act for or bind the Fund.

REPORTS TO SHAREHOLDERS

            The Fund  will  furnish  to  shareholders  as soon as  practicable after  the end of each  taxable  year such  information  as is  necessary  for shareholders to complete Federal and state income tax or information  returns, along with any other tax  information  required by law.  The Fund will send to shareholders  a semi-annual  and an audited annual report within 60 days after the close of the period for which it is being made,  or as otherwise  required by the  Investment  Company  Act.  Quarterly  reports  from the Adviser or the
Sub-Adviser  regarding the Fund's  operations  during each fiscal quarter also will be sent to shareholders.

FISCAL YEAR

      For accounting  purposes,  the Fund's fiscal year is the 12-month period ending on March 31st. For tax purposes,  the Fund adopted the 12-month  period ending December 31 of each year as its taxable year.

                     FUND ADVERTISING AND SALES MATERIAL

            Advertisements  and  sales  literature  relating  to the  Fund and reports to shareholders may include quotations of investment  performance.  In these materials,  the Fund's performance will normally be portrayed as the net return to an  investor  in the Fund during each month or quarter of the period for which  investment  performance is being shown. In addition to standardized
return  performance,   cumulative  performance  and  year-to-date  performance
computed by  aggregating  quarterly  or monthly  return data may also be used.
Investment  returns  will be  reported  on a net  basis,  after  all  fees and expenses.  Other  methods  may also be used to portray  the Fund's  investment performance.

            The  Fund's  investment  performance  will vary from time to time, and past results are not necessarily representative of future results.

            Comparative  performance  information,  as well  as any  published ratings, rankings and analyses,  reports and articles discussing the Fund, may also be used to advertise  or market the Fund,  including  data and  materials prepared by  recognized  sources of such  information.  Such  information  may include  comparisons of the Fund's  investment  performance to the performance of  recognized  market  indices and indices,  including but not limited to the
CSFB/Tremont  Hedge Fund Index, an index prepared in part by Tremont Advisers,
Inc., an affiliate of OFI and the  Sub-Adviser.  Comparisons  may also be made to economic and  financial  trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                             FINANCIAL STATEMENTS

      The Fund's audited financial statements for the year ended March 31,
2005 immediately follow.

OFI TREMONT CORE STRATEGIES HEDGE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OFI TREMONT CORE STRATEGIES HEDGE
FUND

     We have audited the accompanying statement of assets and liabilities of OFI
Tremont Core Strategies Hedge Fund (formerly, OFI Tremont Core Diversified Hedge
Fund) (the  "Fund"),  including the  statement of  investments,  as of March 31,
2005, and the related  statements of operations and cash flows for the year then ended,  the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period  then ended and for the period  from  January  2, 2003  (commencement  of operations)  to  March  31,  2003.  These  financial  statements  and  financial highlights are the responsibility of the Fund's  management.  Our responsibility is to express an opinion on these financial  statements and financial highlights based on our audits.

     We  conducted  our audits in  accordance  with the  standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain  reasonable  assurance about whether the financial statements and financial highlights are free of material misstatement.
We were not  engaged to perform an audit of the  Fund's  internal  control  over financial reporting.  Our audit included  consideration of internal control over financial  reporting  as  a  basis  for  designing  audit  procedures  that  are appropriate  in the  circumstances,  but not for the  purpose of  expressing  an opinion on the  effectiveness  of the Fund's  internal  control  over  financial reporting.  Accordingly,  we express  no such  opinion.  An audit also  includes examining,  on a test basis,  evidence supporting the amounts and disclosures in the financial  statements  and financial  highlights,  assessing the  accounting principles used and significant estimates made by management, and evaluating the overall financial statement  presentation.  Our procedures included confirmation of investments owned as of March 31, 2005, by correspondence  with management of the  investment  funds and the  custodian.  We believe that our audits provide a reasonable basis for our opinion.

     In our opinion,  the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of OFI
Tremont  Core  Strategies  Hedge  Fund at March 31,  2005,  the  results  of its operations  and its cash flows for the year then  ended,  the changes in its net assets  for each of the two years in the  period  then  ended and the  financial highlights for each of the two years in the period then ended and for the period from  January  2, 2003 to March 31,  2003,  in  conformity  with U.S.  generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
----------------------------
ERNST & YOUNG LLP

New York, New York
May 19, 2005

OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENT OF INVESTMENTS  March 31, 2005
--------------------------------------------------------------------------------
                                                  %
OF                                        % OF

INVESTMENT                              FAIR       NET
ACQUISITION
                                             FUND HELD
COST            VALUE    ASSETS    LIQUIDITY 1           DATE 2
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS IN INVESTMENT FUNDS
----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE ARBITRAGE
Quattro Domestic Fund, L.P.                        4.9%   $  11,500,000    $
11,202,193       4.7%   Quarterly              04/04
----------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL
The 32 Capital Fund Ltd.                           0.9
5,225,002        6,381,776       2.7    Monthly          01/03-01/04
----------------------------------------------------------------------------------------------------------------------------------
EVENT DRIVEN
Ahab Partners, L.P.                                4.8        9,500,000
10,393,064       4.3    Quarterly               4/04
GoldenTree Credit Opportunities Ltd.               1.5
5,895,579        6,024,656       2.5    Semi-Annually          01/05
Perry Partners, L.P.                               0.4       13,000,000
13,142,873       5.5    Semi-Annually    02/05-03/05
SOLUS, LLC                                         8.0
5,000,000        5,433,574       2.3    Quarterly              12/04
SRS Strategic Opportunities, L.P.                  9.9
5,000,000        5,103,231       2.1    Quarterly              12/04
Third Point Partners, L.P.                         3.0       10,000,000
12,174,713       5.1    Quarterly              10/04

----------------------------------------
TOTAL EVENT DRIVEN                                           48,395,579
52,272,111      21.8

----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME ARBITRAGE
Endeavour Fund I LLC                               2.4
7,150,000        8,198,005       3.4    Quarterly        06/03-08/04
Oak Hill CCF Partners, L.P.                        1.7
6,000,000        6,457,479       2.7    Monthly          12/03-08/04

----------------------------------------
TOTAL FIXED INCOME ARBITRAGE                                 13,150,000
14,655,484       6.1

----------------------------------------------------------------------------------------------------------------------------------
GLOBAL MACRO
The Keynes Leveraged Fund Ltd.                     0.7
8,000,000        7,695,509       3.2    Monthly                01/05
Vega Feeder Fund Limited
  (Structured USD 2X Class)                        1.0
6,500,000        6,601,718       2.7    Monthly          01/04-04/04

----------------------------------------
TOTAL GLOBAL MACRO                                           14,500,000
14,297,227       5.9

----------------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY
Cumberland Partners                                1.5       10,500,000
10,864,188       4.5    Semi-Annually          04/04
Empire Capital Partners, L.P.                      4.8
6,800,000        6,748,454       2.8    Quarterly        09/04-01/05
Endeavour Capital Partners, L.P.                   7.6
9,000,000        9,289,686       3.9    Annually         01/04-07/04
Hayground Cove Overseas Partners Ltd               2.8       10,500,000
10,748,129       4.5    Quarterly        11/04-01/05
Highline Capital Partners QP, L.P.                 7.5       12,050,000
13,749,294       5.7    Quarterly        10/04-04/04
MedCap Partners, L.P.                              4.8
5,000,000        4,916,111       2.0    Quarterly              02/05
The Kinetics Fund, Inc.                            1.3       12,500,000
14,710,956       6.1    Quarterly              04/04
Trisun Capital Fund, L.P.                         10.0       11,975,002
13,326,762       5.6    Annually         01/03-04/04

----------------------------------------
TOTAL LONG/SHORT EQUITY                                      78,325,002
84,353,580      35.1

----------------------------------------------------------------------------------------------------------------------------------
MULTI STRATEGY
Canyon Value Realization Fund, L.P.                0.7
8,100,002        9,754,733       4.1    Annually         01/03-08/04

----------------------------------------------------------------------------------------------------------------------------------
MANAGED FUTURES
Graham Global Investment Fund II Ltd.              0.4
8,000,000        6,933,188       2.9    Monthly          12/04-01/05
The Blenheim Fund, L.P.                            3.5
8,000,000        8,399,593       3.5    Monthly          12/04-01/05

----------------------------------------
TOTAL MANAGED FUTURES                                        16,000,000
15,332,781       6.4

----------------------------------------

Total Investments in Investment Funds                       195,195,585
208,249,885      86.8

----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
----------------------------------------------------------------------------------------------------------------------------------
Citibank II Money Market Deposit Account                     15,944,390
15,944,390       6.6
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN INVESTMENT FUNDS AND
SHORT-TERM INVESTMENT                                     $ 211,139,975    $
224,194,275      93.4
                                                          =============
OTHER ASSETS IN EXCESS OF LIABILITIES
15,874,920       6.6

-----------------------
NET ASSETS                                                                 $
240,069,195     100.0%

=======================

Detailed information about the Investment Funds' portfolios is not available.

1. Available frequency of redemptions after initial lock-up period.

2. Represents initial through most recent month of investment purchases.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  March 31, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

ASSETS
-------------------------------------------------------------------------------------------------------------------
Investments in investment funds, at fair value (cost
$195,195,585)                                   $ 208,249,885
-------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents (cost
$15,944,390)
15,944,390
-------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investment funds
sold
16,492,439
Receivable from
Adviser
28,681
Other
assets
36,516

--------------
Total
assets
240,751,911

-------------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------------
Payables:
Management
fee
493,209
Professional
fees
70,437
Administration
fee
60,334
Shareholder
redemption
53,180
Trustees' fees and
expenses
124
Miscellaneous
fees
5,432

--------------
Total
liabilities
682,716

-------------------------------------------------------------------------------------------------------------------
NET
ASSETS
$ 240,069,195

==============

-------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest ($0.001 par value, unlimited
shares authorized)           $         238
-------------------------------------------------------------------------------------------------------------------
Additional paid-in
capital
235,825,906
-------------------------------------------------------------------------------------------------------------------
Accumulated net investment
loss
(5,998,772)
-------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment
transactions                                                (2,812,477)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on
investments
13,054,300

--------------
NET
ASSETS
$ 240,069,195

==============

-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------------------
(based on net assets of $240,069,195 and 238,107.067 shares of beneficial
interest outstanding)      $    1,008.24

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended March 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                          $
73,688

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fee
3,086,264
--------------------------------------------------------------------------------
Administration fee
308,665
--------------------------------------------------------------------------------
Registration fees
153,075
--------------------------------------------------------------------------------
Professional fees
99,701
--------------------------------------------------------------------------------
Trustees' fees and expenses
7,680
--------------------------------------------------------------------------------
Miscellaneous fees
12,844

--------------
Total expenses
3,668,229
Less: Waiver of expenses by the Adviser
(609,643)

--------------
Net expenses
3,058,586

--------------------------------------------------------------------------------
NET INVESTMENT LOSS
(2,984,898)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments
1,657,354
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments
8,425,967

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $
7,098,423

==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   9 | OFI TREMONT CORE STRATEGIES HEDGE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED MARCH
31,
2005                  2004
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment
loss
$  (2,984,898)   $  (1,052,586)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on
investments
1,657,354          663,301
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on
investments
8,425,967        3,970,400

-------------------------------
Net increase in net assets resulting from
operations
7,098,423        3,581,115

------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment
income
(2,601,372)        (554,603)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized
gain
(3,272,593)        (979,532)
------------------------------------------------------------------------------------------------------------------------------------
Tax return of capital
distribution
(7,338,787)      (2,279,348)

------------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest
transactions                             140,699,809       80,065,194

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total
increase
134,585,480       79,832,826
------------------------------------------------------------------------------------------------------------------------------------
Beginning of
year
105,483,715       25,650,889

-------------------------------
End of year [including accumulated net investment loss of $5,711,667 and
$1,559,634, respectively]   $ 240,069,195    $ 105,483,715

===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CASH FLOWS  For the Year Ended March 31, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
-------------------------------------------------------------------------------------------------------------------

Net increase in net assets resulting from
operations                                                 $   7,098,423
-------------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on
investments
(1,657,354)
Net change in unrealized appreciation on
investments                                                    (8,425,967)
Purchases of
investments
(173,895,579)
Proceeds from sales of
investments
90,582,366
Increase in receivable for investment funds
sold                                                       (14,323,852)
Decrease in receivable from
Adviser
13,460
Decrease in other
assets
26,545
Increase in management fee
payable
348,725
Increase in professional fees
payable
34,853
Increase in administration fee
payable
45,893
Decrease in Trustees' fees and expenses
payable                                                             (2,656)
Decrease in payable for investment funds
purchased                                                      (3,500,000)
Decrease in miscellaneous fees
payable
(13,178)

--------------
Net cash used in operating
activities
(103,668,321)

-------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES 1
-------------------------------------------------------------------------------------------------------------------
Proceeds from shares of beneficial interest
sold                                                       147,153,159
Payments of shares of beneficial interest
redeemed                                                     (29,612,922)

--------------
Net cash provided by financing
activities
117,540,237
-------------------------------------------------------------------------------------------------------------------
Net increase in cash and cash
equivalents
13,871,916
-------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of
year                                                           2,072,474

--------------
Cash and cash equivalents at end of
year                                                             $  15,944,390

==============

1. Non-cash financing activities not included herein consist of reinvestment of
dividends and distributions of $13,212,752.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION

OFI Tremont Core Strategies Hedge Fund (the "Fund") was organized as a business
trust in the Commonwealth of Massachusetts on May 24, 2002 and commenced operations on January 2, 2003 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to generate consistently absolute returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar
investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers employing a wide range of specialized investment strategies.

      Commencing on June 2, 2004, OppenheimerFunds, Inc. (the "Adviser" or
"OFI") began serving as the Fund's investment adviser subject to the ultimate supervision of and subject to any policies established by the Board of
Trustees
(the "Board") of the Fund, pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement"). Prior to June 2, 2004, the
Adviser's wholly-owned subsidiary, OFI Institutional Asset Management, Inc.
("OFIIAMI"), served as the Fund's investment adviser. Pursuant to the Advisory
Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to
the approval of the Board, to retain one of its affiliates to provide any or all
of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing its services.

      Tremont Partners, Inc. (the "Investment Manager"), an affiliate of the
Adviser, has been retained to serve as the Fund's Investment Manager and is responsible for providing day-to-day investment management services to the
Fund,
subject to the supervision of the Adviser.

      The Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company.
The Adviser and the Investment Manager are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

      Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board based on the net asset value per share of the Fund. Shares are being offered only to qualified investors that meet all requirements to invest in the Fund. The Fund's shares are not listed for trading on a securities exchange.

      The Fund from time to time may offer to repurchase outstanding shares based on the Fund's net asset value per share pursuant to written tenders from shareholders. Repurchase offers are made at such times and on such terms as may
be determined by the Board, in its sole discretion, and generally will be offered to repurchase at a specified dollar amount of outstanding shares.
Generally, the Fund will offer to repurchase shares four times each year, as of
the last business day of March, June, September and December. A redemption fee payable to the Fund equal to 1.00% of the value of shares repurchased by the
Fund will apply if the date as of which the shares are to be valued for purposes
of repurchase is less than one year following the date of a shareholder's initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The
Fund anticipates that the Board will limit each repurchase to no more than 25%
of the Fund's total assets, although the limit for any one repurchase may be lower. The Fund will generally pay the value of the shares repurchased approximately one month after the value of the shares to be repurchased is determined. If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value
of the shares and the balance due will be determined and paid promptly after completion of the year end audit of the Fund.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with U.S.
generally accepted accounting principles, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments.
Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES Continued

PORTFOLIO VALUATION. The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of
each fiscal year, (ii) the date preceding the date as of which any shares of the
Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

      The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each
Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the
Investment Funds' managers pursuant to the Investment Funds' agreements. Where no value is readily available from an Investment Fund or where a value supplied
by an Investment Fund is deemed not to be indicative of its value, the
Investment Fund will be valued at fair value as determined in good faith by the
Board or in accordance with procedures adopted by the Board. In accordance with
the Advisory Agreement, the Advisor values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may
differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Interest income is recorded on the accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund's net asset value is included
in net change in unrealized appreciation (depreciation) on investments on the statement of operations. Realized gains and losses on withdrawals from
Investment Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value;
costs of insurance; registration expenses; expenses of meetings of the Board
and
shareholders; all costs with respect to communications to shareholders; and
other types of expenses as may be approved from time to time by the Board.
Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight line basis.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with the provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years
and
unrealized appreciation and depreciation on Investment Funds for federal income
tax purposes.

                                                            NET UNREALIZED
                                                              APPRECIATION
                                                          BASED ON COST OF
   UNDISTRIBUTED      UNDISTRIBUTED       ACCUMULATED     INVESTMENT FUNDS
   NET INVESTMENT         LONG-TERM              LOSS   FOR FEDERAL INCOME
   INCOME                      GAIN    CARRYFORWARD 1         TAX PURPOSES
   -----------------------------------------------------------------------
   $ --                        $ --         $ 195,898          $ 4,438,949

1. The Fund had $195,898 of post-October foreign currency losses which were deferred.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in
which the income or net realized gain was recorded by the Fund. Accordingly, the
following amounts have been reclassified for March 31, 2005. Net assets of the
Fund were unaffected by the reclassifications.

                                                     INCREASE TO
                                REDUCTION TO     ACCUMULATED NET
                                 ACCUMULATED       REALIZED LOSS
   REDUCTION TO               NET INVESTMENT       ON INVESTMENT
   PAID-IN CAPITAL                      LOSS        TRANSACTIONS
   -------------------------------------------------------------
   $ 7,651,725                   $ 8,485,919           $ 834,194

The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                  YEAR ENDED          YEAR ENDED
                              MARCH 31, 2005      MARCH 31, 2004
   -------------------------------------------------------------
   Distributions paid from:
   Ordinary income            $    4,106,744     $     1,512,963
   Long-term capital gain          1,767,221              21,172
   Return of capital               7,338,787           2,279,348
                              ----------------------------------
   Total                      $   13,212,752     $     3,813,483
                              ==================================

The primary difference between the book and tax appreciation or depreciation of
Investment Funds is attributable to adjustments to the tax basis of Investment
Funds based on allocation of income and distributions from Investment Funds
and
the tax realization of financial statement unrealized gain or loss. In addition,
the cost of Investment Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by each Investment Fund on
Schedule K-1. The aggregate cost of Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income
tax purposes as of March 31, 2005 as noted below.

   Federal tax cost of Investment Funds           $  203,810,936
                                                  ==============
   Gross unrealized appreciation                  $    5,605,067
   Gross unrealized depreciation                      (1,166,118)
                                                  --------------
   Net unrealized appreciation                    $    4,438,949
                                                  ==============

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if
any, are declared and paid annually.

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested
in money market deposit accounts sponsored by Citibank, N.A. The Fund treats all
financial instruments that mature within three months as cash equivalents.
Cash
equivalents are valued at cost plus accrued interest, which approximates market
value.

--------------------------------------------------------------------------------
RECLASSIFICATIONS. Certain of the amounts presented in the statement of assets and liabilities for the year ended March 31, 2004 have been reclassified to conform to the current year's presentation for the statement of cash flows.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

As compensation for services provided by the Adviser under the Advisory
Agreement, the Fund pays the Adviser a monthly fee (the "Management Fee")
computed at an annual rate of 1.50% of the Fund's net assets determined as of the last day of each month (before any repurchases of shares). As of May 1,
2004, the Fund's Adviser waived a portion of its Management Fee under a voluntary undertaking to the Fund to limit these fees to an annual rate of
1.25%
of the aggregate value of outstanding shares determined as of the last business
day of the month (before any repurchases of shares). That undertaking may be amended or withdrawn at any time. For the year ended March 31, 2005, the
Management Fee incurred by the Fund was $3,086,264 and the Adviser waived
$479,236 in connection with this voluntary undertaking. The Adviser pays a monthly fee to the Investment Manager equal to 50% of the Management Fee earned
by the Adviser pursuant to the Advisory Agreement. The fee is payable to the
Investment Manager by the Adviser and not the Fund.

      Effective April 1, 2004, the Adviser has voluntarily undertaken to limit the Fund's total expenses to not more than 1.50% of the average monthly net assets of the Fund. That undertaking may be amended or withdrawn at any time without notice to shareholders. Prior to April 1, 2004, a similar voluntary undertaking had limited the Fund's total expenses to not more than 1.75% of the
average monthly net assets. For the year ended March 31, 2005, the Adviser waived additional management fees in the amount of $130,407 in connection with this voluntary undertaking.

      Under the terms of an administration agreement (the "Administration
Agreement") with the Fund, the Adviser provides certain administrative services
to the Fund, including, among others things, providing office space and other support services and personnel as necessary to provide such administration, accounting and shareholder services to the Fund. In consideration for these services, the Fund pays the Adviser a monthly fee (the "Administration Fee")
computed at an annual rate of 0.15% of the Fund's net assets determined as of the last day of each month. For the year ended March 31, 2005, the
Administration Fee incurred by the Fund was $308,665. The Adviser has retained the Investment Manager to provide the administration services subject to the supervision of the Adviser. The Adviser pays a monthly fee to the Investment
Manager equal to 100% of the Administration Fee earned by the Adviser pursuant to the Administration Agreement. This fee is payable to the Investment Manager by the Adviser and not the Fund.

      The Adviser intends to pay a portion of its Management Fee, not to exceed
..25% (on an annualized basis) of the aggregate value of outstanding shares held
by such shareholders to qualifying brokers, dealers and financial advisers that
provide ongoing investor services and account maintenance services to shareholders that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling shareholder inquiries regarding the Fund; assisting in the enhancement of relations and communications
between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund; assisting in the maintenance
of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser may reasonably request. This fee is payable by the Adviser and not the Fund.

      OFI owned 111.186 and 16,625.751 shares of the Fund, valued at $112,102 and $17,246,224, respectively, as of March 31, 2005 and March 31, 2004.

      Under the General Distributor's Agreement with the Fund,
OppenheimerFunds
Distributor, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor is an affiliate of the Adviser and the Investment
Manager.

      A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer, plus a fee for each meeting attended. Additionally, these Board members are reimbursed for all reasonable out of pocket expenses. These fees and out of pocket expenses are paid by the funds that the Board members oversee, including the Fund.

      Citibank, N.A. serves as custodian of the Fund's assets and provides custodial services for the Fund.

--------------------------------------------------------------------------------
4. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                 YEAR ENDED MARCH 31,
2005         YEAR ENDED MARCH 31, 2004
                                                   SHARES
AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------

Subscriptions                                 143,117.948    $
147,153,159       82,634.625    $  86,251,711
Dividends and/or distributions reinvested      12,454.168
13,212,752        3,594.472        3,813,483
Redemptions                                   (19,153.919)
(19,666,102)      (9,640.227)     (10,000,000)

-----------------------------------------------------------------
Net increase                                  136,418.197    $
140,699,809       76,588.870    $  80,065,194

=================================================================

--------------------------------------------------------------------------------
5. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2005, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment
Funds
provide for compensation to the Investment Funds' managers/general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets
and
performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment. Information related to each Investment Fund is included on the statement of investments. At March 31, 2005, the Fund had approximately 3.3%
of
capital invested in Investment Funds with lock-up provisions extending one year
or more from March 31, 2005.

      For the year ended March 31, 2005, the aggregate cost of purchases and proceeds from sales of Investment Funds were $173,895,579 and $90,582,366, respectively.

--------------------------------------------------------------------------------
6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Fund invests
trade various financial instruments and enter into various investment activities
with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit
default and total return equity swap contracts. The Fund's risk of loss in these
Investment Funds is limited to the value of these investments reported by the
Fund.

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENTS

Effective April 1, 2005 the Fund received initial and additional contributions from shareholders of approximately $4,571,000.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint has been filed putative derivative and class actions against the Adviser, OppenheimerFunds Services and the Distributor
(collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 30 present and former
Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern
District
of New York on January 10, 2005 and amended on March 4, 2005, consolidates into
a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges
that the Adviser charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment
Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the
Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common
law. The

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
8. LITIGATION Continued

complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the
Complaint are without merit and that they, the funds named as Nominal
Defendants, and the directors/trustees of those funds have meritorious defenses
against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the
Fund
to report this information to the Internal Revenue Service.

      Dividends and distributions of $66.27 per share were paid to shareholders
on December 1, 2004, of which $8.86 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain
from the sale of the capital assets held for more than one year (long-term capital gains).

      If applicable, dividends paid by the Fund during the fiscal year ended
March 31, 2005 which are not designated as capital gain distributions should be
multiplied by 5.73% to arrive at the amount eligible for the corporate dividend
received deduction.

      A portion of the dividends paid by the Fund are eligible for the lower individual income tax rates to the extent that the Fund has received qualified dividend income. $555,707 of the Fund's fiscal year taxable income is qualified
dividend income. If applicable, dividends paid by the Fund during the fiscal year ended March 31, 2005 which are not designated as capital gain distributions
should be multiplied by 13.53% to arrive at the amount eligible for the individual qualified dividend income tax rate.

      Some states or localities do not tax registered investment company dividends that are derived, in whole or in part, from interest earned on securities issued by the U.S. Government, its agencies or instrumentalities.
If
applicable, dividends paid by the Fund during the fiscal year ended March 31,
2005 which are not designated as capital gain distributions should be multiplied by 16.81% to arrive at the amount of interest earned by the Fund on securities issued by the US Treasury.

      The foregoing information is presented to assist shareholders in reporting
distributions received from the Fund to the Internal Revenue Service. Because of
the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend
that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Fund invests primarily in investment partnerships and similar investment vehicles that are not voting securities. To the extent the Fund invests in voting securities, if any, it has adopted the Portfolio Proxy Voting Policies and Procedures of OppenheimerFunds, Inc. A description of the Fund's Portfolio
Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.858.9826, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at
www.sec.gov.

      In addition, the Fund is required to file new Form N-PX, with its complete
proxy voting record for the 12 months ended June 30th, no later than August
31st
of each year. The Fund's Form N-PX filing is available (i) without charge, upon
request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the
SEC's
website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on form N-Q.
The
Fund's Form N-Q filings are available on the SEC's website at www.sec.gov.
Those
forms may be reviewed and copied at the SEC's Public Reference Room in
Washington D.C. Information on the operation of the Public Reference Room may be
obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
FEES AND EXPENSES INCURRED INDIRECTLY  Unaudited
--------------------------------------------------------------------------------
The Fund indirectly paid management fees of $2,776,653 during the period April
1, 2004 through March 31, 2005 as a result of its investments in Investment
Funds. This amount represents 1.4% of the Fund's average net assets. The
$2,776,653 only includes management fees incurred to Investment Funds that reported this detail to the Fund. Two Investment Funds that received management
fees from the Fund did not report this detail to the Fund. In addition, the
Fund
indirectly incurred incentive allocation of $3,222,847 during the period
January
1, 2004 through December 31, 2004 as a result of its investments in Investment
Funds. This amount represents 1.6% of the Fund's average net assets. All
Investment Funds that may have received incentive allocation from the Fund did report this detail to the Fund.

BOARD APPROVAL OF THE FUND'S
INVESTMENT ADVISORY AGREEMENTS  Unaudited
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Each year, the Board of Managers (the "Board" or the "Directors"), including a majority of the independent Directors, is required to determine whether to renew
the Fund's advisory and sub-advisory agreements (the "Advisory Agreements")
with
OppenheimerFunds, Inc. (the "Adviser") and Tremont Partners, Inc. (the
"Investment Manager"), respectively. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser
and
Investment Manager provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreements. The Board employs an independent
consultant to prepare a report that provides information, including comparative
information that the Board requests for this purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses
and performance.

      NATURE AND EXTENT OF SERVICES. In considering the renewal of the Fund's
Advisory Agreements for the current year, the Board evaluated the nature and extent of the services provided by the Adviser and Investment Manager and their
affiliates. The Adviser and Investment Manager provide the Fund with office space, facilities and equipment; administrative, clerical, legal, accounting
and
compliance personnel; securities trading services; oversight of third party service providers and the services of the portfolio manager and the Investment
Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments.

      QUALITY OF SERVICES. The Board also considered the quality of the services
provided and the quality of the Adviser's and Investment Manager's resources that are available to the Fund. The Board noted that the Adviser has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States.
The
Investment Manager is one of the largest advisory firms of funds of hedge funds
and has had over 21 years of experience as an investment adviser of alternative
investments. The Board evaluated the Adviser's and Investment Manager's administrative, accounting, legal and compliance services and information the
Board received regarding the experience and professional qualifications of the
Adviser's and Investment Manager's personnel and the size and functions of its staff. The Board members also considered their experiences as directors of the
Fund and other funds advised by the Adviser and the Investment Manager. The
Board received and reviewed information regarding the quality of services provided by affiliates of the Adviser, which it also reviews at other times during the year in connection with the renewal of the Fund's service agreements.

      PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE. In its evaluation of the quality of the portfolio management services provided, the Board considered the
experience of Timothy Birney and the Investment Manager's investment management
team. Mr. Birney has been a member of the portfolio team since November 2003 and, since January 2005, has been the person primarily responsible for the day-to-day management of the Fund's portfolio and a Vice President of the
Investment Manager. From May 2002 through November 2003, Mr. Birney served as
Vice President at Asset Alliance Corporation and from March 1998 through May
2002, Mr. Birney served as Vice President and Research Portfolio Manager of
Alternative Asset Management at Nikko Securities Co. International, Inc. He
also
worked as a Research Associate at Yamaichi International (America) from April
1996 through March 1998 and as a Foreign Exchange Trader with Credit Suisse in
New York from April 1995 until April 1996. Mr. Birney has had over nine years of
experience investing in hedge funds.

      The Board also reviewed information, prepared by the Adviser and
Investment Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to certain other comparable funds. The Board also receives and reviews comparative performance information regarding the Fund and other funds at each Board meeting. The
Board
noted that the Fund's year to date, one year and since inception performance was
disappointing in comparison to the Fund's peer group average.

      MANAGEMENT FEES AND EXPENSES. The Board also reviewed information, including comparative information, regarding the fees paid to the Adviser and its affiliates and to the Investment Manager, and the other expenses borne by the Fund. The Board noted that the Investment Manager's fee is paid by the
Adviser, not by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and certain unregistered funds of
hedge funds with comparable asset levels and distribution features. The Board noted that the Fund's management fees were lower than the average of its expense
peer group and that the Fund has no contractual incentive fee. In addition, the
Board evaluated the comparability of the fees charged and services provided to the Fund to the fees charged and services provided to other types of entities advised by the Adviser and Investment Manager.

      PROFITABILITY OF THE MANAGER AND AFFILIATES. The Board also reviewed information regarding the cost of services provided by the Adviser and its affiliates and discussed the cost of services provided by the Investment
Manager, and each company's profitability with respect to the Fund. The Board considered that the Adviser and Investment Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the
Adviser
and Investment Manager is important in order for the Adviser and Investment
Manager to continue to provide significant services to the Fund and its investors. In addition the Board considered direct and indirect benefits the
Adviser and its affiliates and the Investment Manager receive as a result of their relationship with the Fund.

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Adviser
and
Investment Manager may realize economies of scale in managing and supporting the
Fund and the current level of Fund assets in relation to the Fund's management fee. The Board noted that while the Fund has experienced significant asset growth over the last year, its current asset levels remain relatively low.

      CONCLUSIONS. These factors were also considered by the independent
Directors meeting separately from the full Board, assisted by experienced counsel to the Fund. Fund counsel is independent of the Adviser and Investment
Manager within the meaning and intent of the Securities and Exchange
Commission
Rules. The Board was aware that there are alternatives to retaining the
Adviser
and Investment Manager.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, concluded that the nature, extent and quality of the services provided to the
Fund by the Adviser and Investment Manager are a benefit to the Fund and in the
best interest of the Fund's investors and that the amount and structure of the compensation received by the Adviser and Investment Manager and affiliates are reasonable in relation to the services provided. Accordingly, the Board elected
to continue the Advisory Agreements for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Advisory Agreements, including the management fee, in light of all of the surrounding circumstances.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be
signed on its behalf by the undersigned, thereunto duly authorized.

OFI Tremont Core Strategies Hedge Fund

By:   /s/ John V. Murphy
      ----------------------------
      John V. Murphy
      Principal Executive Officer

Date: May 13, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John V. Murphy
      ----------------------------
      John V. Murphy
      Principal Executive Officer

Date: May 13, 2005

By:   /s/ Brian W. Wixted
      ----------------------------
      Brian W. Wixted
      Chief Financial Officer

Date: May 13, 2005

                                  Appendix A

                           Industry Classifications

A)    Basic Materials
1)    Chemicals
2)    Forest Products & Paper
3)    Iron/Steel
4)    Mining
B)    Communications
5)    Advertising
6)    Internet
7)    Media
8)    Telecommunications
C)    Consumer, (Cyclical)
9)    Airlines
10)   Apparel
11)   Auto Manufacturers
12)   Auto Parts & Equipment
13)   Distribution/Wholesale
14)   Entertainment
15)   Food Service
16)   Home Builders
17)   Home Furnishings
18)   Housewares
19)   Leisure Time
20)   Lodging
21)   Office furnishings
22)   Retail
23)   Storage/Warehousing
24)   Textiles
25)   Toys/Games/Hobbies
D)    Consumer, (Non-Cyclical)
26)   Agriculture
27)   Beverages
28)   Biotechnology
29)   Commercial Services
30)   Cosmetics and Personal Carte
31)   Food
32)   Healthcare-Products
33)   Healthcare-Services
34)   Household Products/Wares
35)   Pharmaceuticals
E)    Diversified
36)   Holding Companies-Divers

F)    Energy
37)   Coal
38)   Energy-alternate Sources
39)   Oil & Gas
40)   Oil & Gas Services
41)   Pipelines
G)
Financial
42)   Banks
43)   Closed-end Funds
44)   Country Funds-Closed-end
45)   Diversified Financial Service
46)   Insurance
47)   Investment Companies
48)   REITS
49)   Real Estate
50)   Savings 7 Loans
51)   Venture Capital
H)    Industrial
52)   Aerospace/Defense
53)   Building Materials
54)   Electrical Company & Equipment
55)   Electronics
56)   Engineering & construction
57)   Environmental Control
58)   Hand and Machine Tools
59)   Machinery - Construction & mining
60)   Machinery - Diversified
61)   Metal Fabricates/Hardware
62)   Miscellaneous Manufacture
63)   Packaging & Containers
64)   Shipbuilding
65)   Transportation
66)   Trucking & Leasing
I)    Technology
67)   Computers
68)   Office/Business Equipment
69)   Semiconductors
70)   Software
J)    Utilities
71)   Electric
72)   Gas
73)   Water

(1)   With  certain  exceptions,  tax-exempt  organizations  which are private foundations  are subject to a 2% Federal  excise tax on their "net  investment income."  The rate of the  excise tax for any  taxable  year may be reduced to
1% if the private foundation meets certain  distribution  requirements for the taxable  year.  A private  foundation  will be  required  to make  payments of estimated tax with respect to this excise tax.

OFI Tremont Core Strategies Hedge Fund
6803 South Tucson Way
Centennial, Colorado 80112
1.866.634.6220

Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street
New York, New York 10281-1008

Sub-Adviser
Tremont Partners, Inc.
555 Theodore Fremd Avenue
Corporate Center at Rye
Rye, New York 10580
1.914.925.1140

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
6803 South Tucson Way
Centennial, CO 80112

Custodian Bank
Citibank, N.A.
111 Wall Street
New York, New York 10005

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Fund Counsel
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, NY 10019-5820

PX0482.0705